UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-05038
Clearwater Investment Trust
(Exact name of registrant as specified in charter)

2000 Wells Fargo Place, 30 E. 7th Street
Saint Paul, Minnesota 55101-4930
(Address of principal executive offices) (Zip code)

Jason K. Mitchell
Fiduciary Counselling, Inc.
2000 Wells Fargo Place, 30 E. 7th Street
Saint Paul, Minnesota 55101-4930

Copy to:
John V. O'Hanlon, Esq.
Dechert LLP
One International Place, 40th Floor
100 Oliver Street
Boston, Massachusetts 02110
(Name and address of agent for service)
Registrant's telephone number, including area code:
651-228-0935
Date of fiscal year end:
December 31
Date of reporting period:
December 31, 2025
Item 1. Reports to Stockholders.
(a) The Annual Report to Shareholders is filed herewith.
(b) Not Applicable.

Clearwater Core Equity Fund
TICKER: QWVPX
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about the Clearwater Core Equity Fund (“Fund”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at https://connect.rightprospectus.com/Clearwater. You can also request this information by contacting us at (855) 684-9144.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 investment as a percentage
Core Equity Fund	$24	0.22%
Management's Discussion of Fund Performance
2025 Market Overview:
  Domestic large capitalization equities, as defined by the Russell 1000® Index, the Fund’s performance benchmark (the “benchmark”), increased 17.4% in 2025.
  Despite finishing the year with strong returns, the U.S. market displayed significant volatility, particularly in the first half of the year. Markets retracted significantly on April 2nd when the liberation day tariffs were announced, but throughout the rest of the year, equities shrugged off the impact and ended the year with strong returns once again for the third year in a row.
  Strong market performance was mainly driven by the resilient U.S. economy with declining inflation metrics and the U.S. Federal Reserve softening its monetary policy again in 2025.
  Large cap growth stocks, particularly the mega-cap technology stocks, outperformed their value counterparts again in 2025, as measured by the Russell 1000® Growth Index and the Russell 1000® Value Index.
  All sectors posted positive returns with the Communication Services, Information Technology, and Industrials sectors demonstrating significant gains.
2025 Performance:
  The Core Equity Fund returned 19.4%, net of fees, in 2025 compared to an increase of 17.4% for the benchmark.
  Parametric Portfolio Associates LLC (“Parametric”), the subadviser that follows a tax-managed passive strategy, generated performance in line with the benchmark in 2025.
  The active subadviser, AQR Capital Management, LLC, generated significant outperformance versus the benchmark in 2025.
  From a Fund-level perspective, stock selection was the largest contributor to the Fund’s outperformance relative to the benchmark.
  Sector positioning contributed slightly to the Fund’s returns relative to the benchmark due to underweight positions in the Real Estate, Energy and Materials sectors, and overweight positions in the Financials and Information Technology sectors.
  The stock selection contribution to the Fund’s outperformance was widespread across nearly all sectors—excluding Real Estate and Telecommunication Services—with the largest contributing sectors being Information Technology and Industrials.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund. It assumes a $10,000 initial investment.
GROWTH OF $10,000
Average Annual Total Returns	1 year	5 year	10 year
Core Equity Fund	19.40%	14.91%	14.44%
Russell 1000® Index	17.37%	13.59%	14.59%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
Visit https://connect.rightprospectus.com/Clearwater for the most recent performance information. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$1,443,710,374
Total number of portfolio holdings	523
Total advisory fees paid (after waiver/reimbursement)	$2,743,052
Portfolio turnover rate as of the end of the reporting period	24%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
NVIDIA Corp.	7.29%
Apple, Inc.	6.17%
Microsoft Corp.	5.49%
Alphabet, Inc., Class A	3.44%
Amazon.com, Inc.	3.26%
Meta Platforms, Inc., Class A	2.67%
Broadcom, Inc.	2.61%
Tesla, Inc.	1.96%
Alphabet, Inc., Class C	1.61%
Berkshire Hathaway, Inc., Class B	1.59%
Sector Allocation
Material Fund Changes
This is a summary of certain changes to the Fund since January 1, 2025. For more comprehensive information, you may review the Fund’s next prospectus, which we expect to be available by April 30, 2026 at https://connect.rightprospectus.com/Clearwater or upon special request at (855) 684-9144.
Clearwater Management Co., Inc. voluntarily agreed to waive a portion of the Fund's management fee to achieve an effective management fee rate equal to 0.22% and 0.21% of average daily net assets effective April 1, 2025 and July 1, 2025, respectively.
Availability of Additional Information
Scan the QR code at left or visit https://connect.rightprospectus.com/Clearwater to view additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information. You may also request this information by contacting us at (855) 684-9144.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (855) 684-9144 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
CLEARWATER INVESTMENT TRUST

Clearwater Select Equity Fund
TICKER: QWVOX
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about the Clearwater Select Equity Fund (“Fund”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at https://connect.rightprospectus.com/Clearwater. You can also request this information by contacting us at (855) 684-9144.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 investment as a percentage
Select Equity Fund	$95	0.93%
Management's Discussion of Fund Performance
2025 Market Overview:
  Domestic small capitalization equities, as defined by the Russell 2000® Index, the Fund’s performance benchmark (the “benchmark”), increased by 12.8% in 2025.
  Markets retracted significantly on April 2nd when the liberation day tariffs were announced, but throughout the rest of the year, equities shrugged off the impact and ended the year with strong returns once again for the third year in a row.
  Strong market performance was mainly driven by the resilient U.S. economy with declining inflation metrics and the U.S. Federal Reserve softening its monetary policy again in 2025.
  The U.S. small cap market was driven by lower-quality stocks demonstrated by the outperformance of the benchmark compared to the S&P 600® Index which screens for higher quality stocks that are profitable.
  The Telecommunication Services, Materials and Health Care sectors experienced significant gains, while Energy, Consumer Staples, and Real Estate sectors posted negative returns in 2025.
2025 Performance:
  The Select Equity Fund increased 4.1%, net of fees, during 2025 compared to an increase of 12.8% for the benchmark.
  The Fund’s underperformance was driven by broad-based underperformance from all of the Fund’s active managers as they all have a bias towards higher quality stocks, which underperformed lower quality. Parametric, the subadviser that follows a tax-managed passive strategy, also slightly underperformed the Fund’s benchmark.
  From a Fund-level perspective, poor stock selection more than offset positive sector positioning, driving the Fund’s underperformance.
  Sector positioning contributed positively to the Fund’s returns relative to the benchmark due to underweight positions in the Energy, Real Estate and Financials sectors, and overweight positions in the Industrials and Telecommunication Services sectors.
  Negative stock selection within the Health Care, Materials, Information Technology and Consumer Discretionary sectors lead to the Fund’s significant underperformance relative to the benchmark.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund. It assumes a $10,000 initial investment.
GROWTH OF $10,000
Average Annual Total Returns	1 year	5 year	10 year
Select Equity Fund	4.14%	3.68%	7.19%
Russell 3000® Index*	17.15%	13.15%	14.29%
Russell 2000® Index	12.81%	6.09%	9.62%
*	The Fund has included the returns of the Russell 3000® Index, which represents a broad measure of market performance, to comply with regulatory requirements.
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
Visit https://connect.rightprospectus.com/Clearwater for the most recent performance information. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$451,963,096
Total number of portfolio holdings	904
Total advisory fees paid (after waiver/reimbursement)	$4,054,980
Portfolio turnover rate as of the end of the reporting period	183%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Gildan Activewear, Inc.	1.62%
Columbia Banking System, Inc.	1.21%
White Mountains Insurance Group Ltd.	1.21%
WSFS Financial Corp.	1.16%
Amicus Therapeutics, Inc.	1.05%
MKS, Inc.	1.04%
H.B. Fuller Co.	1.04%
Ryman Hospitality Properties, Inc.	1.03%
Commerce Bancshares, Inc.	1.01%
Enerpac Tool Group Corp.	0.99%
Sector Allocation
Material Fund Changes
This is a summary of certain changes and planned changes to the Fund since January 1, 2025. For more comprehensive information, you may review the Fund’s next prospectus, which we expect to be available by April 30, 2026 at https://connect.rightprospectus.com/Clearwater or upon special request at (855) 684-9144.
Clearwater Management Co., Inc. voluntarily agreed to waive a portion of the Fund’s management fee to achieve an effective management fee rate equal to 0.94%, 0.93% and 0.80% of average daily net assets effective April 1, 2025, July 1, 2025 and January 1, 2026, respectively.
In addition, on December 11, 2025, the Board of Trustees approved the termination of Pzena Investment Management LLC and Wasatch Global Investors as subadvisers to the Fund.
Availability of Additional Information
Scan the QR code at left or visit https://connect.rightprospectus.com/Clearwater to view additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information. You may also request this information by contacting us at (855) 684-9144.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (855) 684-9144 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
CLEARWATER INVESTMENT TRUST

Clearwater Tax-Exempt Bond Fund
TICKER: QWVQX
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about the Clearwater Tax-Exempt Bond Fund (“Fund”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at https://connect.rightprospectus.com/Clearwater. You can also request this information by contacting us at (855) 684-9144.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 investment as a percentage
Tax-Exempt Bond Fund	$29	0.28%
Management's Discussion of Fund Performance
2025 Market Overview:
  As defined by the Fund’s performance benchmark, the Bloomberg Municipal Bond 5 Year (4-6) Index (the “benchmark”), intermediate duration municipal bonds posted a 5.0% gain in 2025.
  Tax-exempt municipal bonds delivered solid returns in 2025, driven by a strong second half of the year.
  The U.S. Federal Reserve paused their rate cutting to open the year, amid tariff uncertainty, before continuing its easing cycle in September given concern the labor market was weakening.
  The U.S. Federal Reserve cut short-term interest rates three times for a total of 75 basis points to make policy less restrictive. As a result, U.S. Treasury yields were mixed for the year with ultrashort yields steadily declining to close the year down ~65 basis points, short and intermediate yields declining to end the year down ~40-75 basis points, and long yields ending the year up slightly. The net result was a much steeper yield curve at the end of the year.
  The tax-exempt municipal yield curve steepened as well, although the path was very different. Short and intermediate municipal yields peaked in April, before declining dramatically throughout the remainder of the year to close 30-45 basis points lower.
  Long municipal yields peaked in April as well, then rallied to a lesser degree to close the year up 30 basis points.
  Total municipal bond issuance in 2025 was $575 billion, more than 13% greater than the prior year. This set a new annual record and was still comfortably absorbed by the market.
  Credit spreads widened slightly throughout the year, but municipal credit quality largely remained sound.
  Further, 80% of states reported general fund revenue collections meeting or exceeding original estimates in 2025 and budget forecasts expect continued increases in 2026 for a fourth consecutive year.
2025 Performance:
  The Tax-Exempt Bond Fund increased 5.0%, net of fees, in 2025 consistent with the Fund’s benchmark.
  The Fund’s performance was driven by solid performance from both Sit Fixed Income Advisors II, LLC and MacKay Shields, LLC.
  The Fund’s duration, a measure of the Fund’s sensitivity to changes in interest rates, ended the year at 6.0 years, which was slightly longer than the start of the year at 5.6 years. For comparison, the duration of the Fund’s benchmark remained steady from the beginning of the year and remained at 3.7 years as of December 31, 2025.
  The Fund’s performance was, in part, driven by a larger weighting of short and long duration bonds relative to the benchmark.
  Credit quality was also a primary driver of the Fund’s performance, as high yield bonds, which are a greater percentage of the portfolio than the benchmark, outperformed high grade bonds.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund. It assumes a $10,000 initial investment.
GROWTH OF $10,000
Average Annual Total Returns	1 year	5 year	10 year
Tax-Exempt Bond Fund	5.00%	1.57%	3.19%
Bloomberg Municipal Bond Index*	4.25%	0.80%	2.34%
Bloomberg Municipal Bond 5 Year (4-6) Index	5.03%	1.05%	1.93%
*	The Fund has included the returns of the Bloomberg Municipal Bond Index, which represents a broad measure of market performance, to comply with regulatory requirements.
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
Visit https://connect.rightprospectus.com/Clearwater for the most recent performance information. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$830,397,646
Total number of portfolio holdings	796
Total advisory fees paid (after waiver/reimbursement)	$2,254,244
Portfolio turnover rate as of the end of the reporting period	25%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
TEXAS ST DEPT OF HSG & CMNTY AFFAIRS RESDL MTG REVENUE	0.62%
MISSISSIPPI ST HOME CORP SF MTGE REVENUE	0.61%
TEXAS ST DEPT OF HSG & CMNTY AFFAIRS RESDL MTG REVENUE	0.61%
MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	0.53%
UTAH ST HSG CORP	0.50%
GEORGIA ST HSG & FIN AUTH REVENUE	0.49%
NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	0.48%
MINNESOTA ST HSG FIN AGY	0.48%
NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	0.48%
TEXAS ST DEPT OF HSG & CMNTY AFFAIRS RESDL MTG REVENUE	0.44%
State Allocation
Material Fund Changes
This is a summary of certain changes to the Fund since January 1, 2025. For more comprehensive information, you may review the Fund’s next prospectus, which we expect to be available by April 30, 2026 at https://connect.rightprospectus.com/Clearwater or upon special request at (855) 684-9144.
Clearwater Management Co., Inc. voluntarily agreed to waive a portion of the Fund's management fee to achieve an effective management fee rate equal to 0.28% of average daily net assets effective July 1, 2025.
Availability of Additional Information
Scan the QR code at left or visit https://connect.rightprospectus.com/Clearwater to view additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information. You may also request this information by contacting us at (855) 684-9144.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (855) 684-9144 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
CLEARWATER INVESTMENT TRUST

Clearwater International Fund
TICKER: QCVAX
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about the Clearwater International Fund (“Fund”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at https://connect.rightprospectus.com/Clearwater. You can also request this information by contacting us at (855) 684-9144.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 investment as a percentage
International Fund	$83	0.75%
Management's Discussion of Fund Performance
2025 Market Overview:
  As defined by the Fund’s performance benchmark, the MSCI World Ex U.S.A. Index - Net Dividends (the “benchmark”), international developed market large and mid-capitalization stocks increased by 31.9% in 2025.
  Strong developed international market performance was mainly driven by a significant weakening of the U.S. dollar, generally positive economic growth despite geopolitical tensions, and a surge in Artificial Intelligence investments.
  Value stocks significantly outperformed growth stocks in the international developed markets as measured by the MSCI World Ex U.S.A. Value Index - Net Dividends and the MSCI World Ex U.S.A. Growth Index - Net Dividends.
  International large capitalization stocks slightly outperformed international small capitalization stocks, as measured by the Fund’s benchmark and the MSCI World Ex U.S.A. Small Cap Index - Net Dividends.
2025 Performance:
  The International Fund increased 22.2%, net of fees, in 2025 compared to an increase of 31.9% for the benchmark.
  The Fund’s underperformance was driven by broad-based underperformance from all of the Fund’s active managers and strategies. Parametric, the subadviser that follows a tax-managed passive strategy, also slightly underperformed the Fund’s benchmark.
  From a Fund-level perspective, sector positioning and stock selection both drove the Fund’s underperformance in 2025.
  Sector positioning detracted to the Fund’s returns relative to the benchmark in every sector besides Health Care, Industrials, and Energy.
  Stock selection within the Financials, Consumer Staples, and Materials sectors also detracted the Fund’s returns relative to the benchmark.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund. It assumes a $10,000 initial investment.
GROWTH OF $10,000
Average Annual Total Returns	1 year	5 year	10 year
International Fund	22.21%	7.46%	9.13%
MSCI World Ex U.S.A. Index - Net Dividends	31.85%	9.46%	8.55%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
Visit https://connect.rightprospectus.com/Clearwater for the most recent performance information. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$1,173,848,792
Total number of portfolio holdings	504
Total advisory fees paid (after waiver/reimbursement)	$8,568,902
Portfolio turnover rate as of the end of the reporting period	74%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Siemens Energy A.G.	1.82%
Glenveagh Properties PLC	1.80%
Samsung Electronics Co. Ltd.	1.78%
UBS Group A.G. (Registered)	1.77%
Arch Capital Group Ltd.	1.76%
Safran S.A.	1.68%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.64%
Rolls-Royce Holdings PLC	1.52%
Novartis A.G. (Registered)	1.32%
Danone S.A.	1.32%
Sector Allocation
Material Fund Changes
This is a summary of certain changes and planned changes to the Fund since January 1, 2025. For more comprehensive information, you may review the Fund’s next prospectus, which we expect to be available by April 30, 2026 at https://connect.rightprospectus.com/Clearwater or upon special request at (855) 684-9144.
Clearwater Management Co., Inc. voluntarily agreed to waive a portion of the Fund's management fee to achieve an effective management fee rate equal to 0.76%, 0.75% and 0.76% of average daily net assets effective April 1, 2025, July 1, 2025 and January 1, 2026, respectively.
Availability of Additional Information
Scan the QR code at left or visit https://connect.rightprospectus.com/Clearwater to view additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information. You may also request this information by contacting us at (855) 684-9144.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (855) 684-9144 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
CLEARWATER INVESTMENT TRUST

Item 2. Code of Ethics.

As of December 31, 2025, the Board of Trustees of Clearwater Investment Trust (the “Trust”) has adopted a code of ethics that applies to the Trust’s President/Principal Executive Officer and Treasurer/Principal Financial Officer (“Code of Ethics”). For the fiscal year ended December 31, 2025, there were no amendments to any provision of the Code of Ethics, nor were there any waivers granted from a provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Trust consists of eight members, six of whom are Independent Trustees as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Trustees does not include an “audit committee financial expert” (as defined in Item 3 of Form N-CSR). Given the restrictive nature of the definition of an “audit committee financial expert,” the Board of Trustees has determined that no current member of the Board of Trustees of the Trust qualifies as an “audit committee financial expert.” Furthermore, the Board of Trustees has determined that given the nature of investment company financial statements in general and the investment policies of the Trust’s fund offerings in particular that the Independent Trustees possess the necessary skills and experience to perform the functions of the Audit Committee.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $132,950 and $138,250 for 2024 and 2025, respectively.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 and $0 for 2024 and 2025, respectively.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $70,375 and $85,478 for 2024 and 2025, respectively. Tax fees are related to tax services in connection with the Funds' excise tax calculations and review of the Funds' applicable tax returns in 2024, and excise tax calculations, shareholder reporting preparation, Passive Foreign Investment Companies identification services, and preparation of the Funds' applicable tax returns in 2025.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0 for 2024 and 2025, respectively.

(e)(1) The audit committee has adopted pre-approval policies and procedures regarding the provision of audit or non-audit services to the Trust, as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The policies and procedures provide that, if pre-approval of non-audit services is requested other than at a regularly scheduled Audit Committee Meeting, Fund management shall present such request to the Audit Committee Chair, or committee member if a Chair is not designated, for review of the proposal and determination if a special session of the Audit Committee is required. If the Chair or member determines the request requires a special session, the Audit Committee Chair will call a session per standard protocols and invite non-members as required. If the request is deemed in adherence to the independence of the auditor and to the benefit of the Fund, the Chair or designee may grant the pre-approval without a special session.

The Chair, designee or Audit Committee shall review the purpose, terms and risks of the request in addition to assurances of maintaining auditor independence and adherence to Regulation S-X, paragraph (c)(7) of Rule 2-01. If the pre-approval request is approved, the request will be presented at the next regularly scheduled Audit Committee for ratification.

(e)(2) No services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) Non-Audit Related Fees Provided to the Trust or to the Trust's Investment Adviser are $18,600 and $19,400 for 2024 and 2025, respectively.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of non-audit services to Clearwater Management Company and its affiliates was compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the Financial Statements filed under Item 7 of this report on Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) The Financial Statements are filed herewith.

(b) The Financial Highlights are filed herewith.

CLEARWATER INVESTMENT TRUST
Clearwater Core Equity Fund
Clearwater Select Equity Fund
Clearwater Tax-Exempt Bond Fund
Clearwater International Fund
Annual Financial Statements and Additional Information
for the year ended
December 31, 2025

Clearwater Investment Trust
Financial Statements
For the Year Ended December 31, 2025
Table of Contents

1	Federal Tax Information (unaudited)
2	Report of Independent Registered Public Accounting Firm
3	Statements of Assets and Liabilities
4	Statements of Operations
5	Statements of Changes in Net Assets
6	Financial Highlights
10	Notes to Financial Statements
30	Schedules of Investments
30	Core Equity Fund
39	Select Equity Fund
54	Tax-Exempt Bond Fund
77	International Fund
88	Changes in and Disagreements with Accountants for Open-End Management Investment Companies
89	Proxy Disclosures for Open-End Management Investment Companies
90	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
91	Statement Regarding Basis for Approval of Investment Management and Subadvisory Agreements

Federal Tax Information
(unaudited)
Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), 100.00% of ordinary dividends paid during the year ended December 31, 2025 for the Core Equity Fund, 100.00% of ordinary dividends paid during the year ended December 31, 2025 for the Select Equity Fund and 58.04% of ordinary dividends paid during the year ended December 31, 2025 for the International Fund are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2025.
Corporate Dividends-Received Deduction. 100.00%, 100.00%, and 0.80% of the dividends distributed during the year ended December 31, 2025, for the Core Equity, Select Equity and International Funds, respectively, qualify for the dividends-received deduction for corporate shareholders.
Distribution Information. For purposes of Section 19 of the Investment Company Act of 1940 (the “1940 Act”), the Tax-Exempt Bond Fund  estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Tax-Exempt Bond Fund did not issue a Section 19(a) notice because at the time the Fund did not believe that such a notice was necessary. Pursuant to Rule 19a-1(e) under the 1940 Act, the information in the table below includes the sources of the Tax-Exempt Bond Fund's distributions paid during the year ended December 31, 2025. Please note that the information in the table below is for financial accounting purposes only. Form 1099-DIV received by shareholders for the calendar year specifies how shareholders should characterize and report distributions paid by the Fund during the year for U.S. federal income tax purposes. The Fund's distributions during the year ended December 31, 2025, were paid from:
Payable Date	Tax-Exempt Income	Ordinary Income	Return of Capital
01/28/2025	0.035283258	0.001056622	0.000630061
02/25/2025	0.028321736	0.000848146	0.000505748
03/27/2025	0.030469397	0.000912461	0.000544099
04/25/2025	0.031587723	0.000945952	0.000564069
05/28/2025	0.032466880	0.000972280	0.000579768
06/25/2025	0.029152566	0.000873027	0.000520584
07/28/2025	0.033659226	0.001007987	0.000601060
08/26/2025	0.030043402	0.000899704	0.000536492
09/25/2025	0.030846062	0.000923742	0.000550825
10/28/2025	0.033803266	0.001012301	0.000603632
11/24/2025	0.028215557	0.000844967	0.000503851
12/26/2025	0.035192091	0.001053891	0.000628433
Foreign Tax Credit. The pass-through of this foreign tax credit will only affect those who are shareholders on the dividend record date on December 17, 2025. These shareholders will receive more detailed information along with their 2025 Form 1099-DIV.
Fund	Foreign Source Income Per Share	Foreign Tax Exepense Per Share
International Fund	0.254935	0.032368

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Clearwater Investment Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Clearwater Core Equity Fund, Clearwater Select Equity Fund, Clearwater Tax-Exempt Bond Fund, and Clearwater International Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights of each Fund present fairly, in all material respects, the financial position of each Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Clearwater Investment Trust investment companies since 1992.
Columbus, Ohio
February 24, 2026

CLEARWATER INVESTMENT TRUST
Statements of Assets and Liabilities
December 31, 2025

	Core Equity Fund	Select Equity Fund	Tax-Exempt Bond Fund	International Fund
Assets
Investments in securities, at fair value (including securities on loan of: $0, $3,471,401, $0 and $14,632,211, respectively); (identified cost: $612,720,014, $431,069,628, $854,112,431 and $841,693,694, respectively)	$1,443,667,523	455,084,817	822,413,197	1,187,391,420
Foreign currencies, at value (cost: $0, $2, $0 and $2,109,748, respectively)	-	2	-	2,113,387
Cash	-	210,900	-	6,947
Cash held at broker for futures contracts	-	-	255,010	-
Receivable for securities sold	106,393	1,070,416	9,513	503,169
Receivable for variation margin on futures contracts	-	-	18,750	-
Receivable for shares of beneficial interest sold	429,900	199,612	-	13,400
Accrued dividend and interest receivable	767,865	315,175	10,088,688	1,218,311
Foreign tax reclaim receivable	9,375	331	-	3,393,387
Unrealized appreciation on forward foreign currency exchange contracts	-	-	-	259,084
Total assets	1,444,981,056	456,881,253	832,785,158	1,194,899,105
Liabilities
Payables for investment securities purchased	-	94,532	1,506,960	1,984,066
Payable for fund shares redeemed	134,795	36,258	45,300	-
Accrued investment advisory fee	757,262	1,055,752	582,325	2,239,615
Payable for dividend distribution	-	-	252,927	-
Payable upon return of securities loaned	-	3,551,623	-	15,656,683
Unrealized depreciation on forward foreign currency exchange contracts	-	-	-	362,360
Deferred foreign capital gains taxes payable	-	-	-	807,589
Short-term financing	378,625	179,992	-	-
Total liabilities	1,270,682	4,918,157	2,387,512	21,050,313
Net assets	$1,443,710,374	451,963,096	830,397,646	1,173,848,792
Capital
Capital Stock and additional paid-in capital (authorized unlimited number of shares at no par value for each Fund: 14,178,465, 22,105,659, 94,100,232 and 54,508,840 shares outstanding, respectively)	$643,795,685	424,628,340	900,918,348	834,159,978
Distributable earnings	799,914,689	27,334,756	(70,520,702)	339,688,814
Net assets	$1,443,710,374	451,963,096	830,397,646	1,173,848,792
Net asset value per share of outstanding capital stock	$101.82	20.45	8.82	21.54
See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST
Statements of Operations
Year ended December 31, 2025

	Core Equity Fund	Select Equity Fund	Tax-Exempt Bond Fund	International Fund
Investment income:
Income:
Dividends (net of foreign taxes withheld of $12,170, $84,372, $0 and $1,812,150, respectively)	$16,698,338	5,474,084	2,085,915	23,154,461
Interest	-	-	35,279,756	315,710
Net income from securities loaned	-	93,505	-	177,206
Total income	16,698,338	5,567,589	37,365,671	23,647,377
Expenses:
Investment advisory fee	11,395,816	5,887,540	4,748,408	11,388,309
Other expenses	185	185	185	185
Total expenses	11,396,001	5,887,725	4,748,593	11,388,494
Less: waivers of investment advisory fee or other expense reimbursements	(8,652,764)	(1,832,560)	(2,494,164)	(2,819,407)
Net expenses	2,743,237	4,055,165	2,254,429	8,569,087
Net investment income	13,955,101	1,512,424	35,111,242	15,078,290
Net realized gain (loss) on:
Security transactions	(893,960)	46,144,501	(16,362,134)	92,024,647
Foreign currency transactions	-	(1,571)	-	263,300
Futures contracts	-	-	(70,484)	-
Net increase (decrease) in unrealized appreciation/depreciation on:
Security transactions (net of increase (decrease) in deferred foreign taxes of $0, $0, $0 and $605,149, respectively)	222,514,955	(30,094,967)	22,411,846	114,973,312
Forward foreign currency exchange contracts	-	-	-	(103,276)
Futures contracts	-	-	(922,734)	-
Translation of other assets and liabilities denominated in foreign currencies	-	(152)	-	431,996
Net gain (loss) on investments	221,620,995	16,047,811	5,056,494	207,589,979
Net increase (decrease) in net assets resulting from operations	$235,576,096	17,560,235	40,167,736	222,668,269
See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST
Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Core Equity Fund		Select Equity Fund
	12/31/2025	12/31/2024	12/31/2025	12/31/2024
Operations:
Net investment income	$13,955,101	11,492,946	1,512,424	1,870,643
Net realized gain (loss)	(893,960)	28,881,855	46,142,930	34,796,336
Net increase (decrease) in unrealized appreciation/depreciation	222,514,955	183,985,109	(30,095,119)	4,899,096
Net increase in net assets resulting from operations	235,576,096	224,359,910	17,560,235	41,566,075
Distributions to shareholders	(14,314,000)	(11,515,759)	(3,999,586)	-
Tax return of capital	-	(333,083)	-	-
Capital share transactions:
Proceeds from shares sold	150,991,902	62,511,090	37,849,581	27,334,824
Reinvestment of distributions from net investment income and net realized gain	14,314,000	11,848,292	3,999,585	-
Payments for shares redeemed	(46,118,221)	(55,578,591)	(57,724,243)	(41,687,005)
Net increase (decrease) in net assets from capital share transactions	119,187,681	18,780,791	(15,875,077)	(14,352,181)
Total increase (decrease) in net assets	340,449,777	231,291,859	(2,314,428)	27,213,894
Net assets:
At the beginning of the year	1,103,260,597	871,968,738	454,277,524	427,063,630
At the end of the year	$1,443,710,374	1,103,260,597	451,963,096	454,277,524

	Tax-Exempt Bond Fund		International Fund
	12/31/2025	12/31/2024	12/31/2025	12/31/2024
Operations:
Net investment income	$35,111,242	32,084,220	15,078,290	17,940,952
Net realized gain (loss)	(16,432,618)	(6,245,431)	92,287,947	72,493,772
Net increase (decrease) in unrealized appreciation/depreciation	21,489,112	9,273,905	115,302,032	(36,273,873)
Net increase in net assets resulting from operations	40,167,736	35,112,694	222,668,269	54,160,851
Distributions to shareholders	(35,312,906)	(32,473,756)	(117,466,459)	(58,926,318)
Tax return of capital	(616,747)	-	-	-
Capital share transactions:
Proceeds from shares sold	66,537,100	65,578,419	12,518,810	48,915,403
Reinvestment of distributions from net investment income and net realized gain	36,181,625	32,256,719	117,466,459	58,924,844
Payments for shares redeemed	(31,885,947)	(45,611,040)	(84,811,763)	(94,983,087)
Net increase in net assets from capital share transactions	70,832,778	52,224,098	45,173,506	12,857,160
Total increase in net assets	75,070,861	54,863,036	150,375,316	8,091,693
Net assets:
At the beginning of the year	755,326,785	700,463,749	1,023,473,476	1,015,381,783
At the end of the year	$830,397,646	755,326,785	1,173,848,792	1,023,473,476
See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST
Financial Highlights
Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:
	Year ended December 31,
Core Equity Fund	2025	2024	2023	2022	2021
Net asset value, beginning of year	$86.13	69.31	55.93	68.01	55.11
Income (loss) from investment operations:
Net investment income	0.99	0.91	0.97	0.81	0.72
Net realized and unrealized gains (losses)	15.72	16.84	13.40	(12.06)	14.36
Total from investment operations	16.71	17.75	14.37	(11.25)	15.08
Less distributions to shareholders from:
Net investment income	(1.02)	(0.90)	(0.99)	(0.76)	(0.69)
Net realized gain	-	-	-	(0.07)	(1.49)
Tax return of capital	-	(0.03)	-	-	-
Total distributions to shareholders:	(1.02)	(0.93)	(0.99)	(0.83)	(2.18)
Net asset value, end of year	$101.82	86.13	69.31	55.93	68.01
Total return (a)	19.40%	25.57%	25.71%	(16.58)%	27.44%
Net assets, end of year (000s omitted)	$1,443,710	1,103,261	871,969	718,170	879,589
Ratio of expenses, net of waivers, to average net assets (b), (c), (d), (e), (f), (g), (h), (i), (j), (k), (l), (m)	0.22%	0.24%	0.26%	0.26%	0.29%
Ratio of expenses, before waivers, to average net assets (b), (c), (d), (e), (f), (g), (h), (i), (j), (k), (l), (m)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d), (e), (f), (g), (h), (i), (j), (k), (l), (m)	1.10%	1.14%	1.51%	1.50%	1.13%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d), (e), (f), (g), (h), (i), (j), (k), (l), (m)	0.42%	0.48%	0.87%	0.86%	0.52%
Portfolio turnover rate (excluding short-term securities)	23.81%	27.90%	67.52%	62.80%	33.97%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.
(b)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios and are excluded from the voluntary waivers reflected above and described in the below footnotes.

(c)	Effective July 1, 2025, the investment advisory fee, net of voluntary waivers, decreased to 0.21%. Also effective July 1, 2025, the Adviser increased the voluntary waiver to 0.69%.
(d)	Effective April 1, 2025, the investment advisory fee, net of voluntary waivers, decreased to 0.22%. Also effective April 1, 2025, the Adviser increased the voluntary waiver to 0.68%.
(e)	Effective October 1, 2024, the investment advisory fee, net of voluntary waivers, decreased to 0.23%. Also effective October 1, 2024, the Adviser increased the voluntary waiver to 0.67%.
(f)	Effective April 1, 2024, the investment advisory fee, net of voluntary waivers, decreased to 0.24%. Also effective April 1, 2024, the Adviser increased the voluntary waiver to 0.66%.
(g)	Effective January 1, 2024, the investment advisory fee, net of voluntary waivers, increased to 0.26%. Also effective January 1, 2024, the Adviser decreased the voluntary waiver to 0.64%.
(h)	Effective April 1, 2023, the investment advisory fee, net of voluntary waivers, decreased to 0.25%. Also effective April 1, 2023, the Adviser increased the voluntary waiver to 0.65%.
(i)	Effective January 1, 2023, the investment advisory fee, net of voluntary waivers, increased to 0.28%. Also effective January 1, 2023, the Adviser decreased the voluntary waiver to 0.62%.
(j)	Effective July 1, 2022, the investment advisory fee, net of voluntary waivers, increased to 0.27%. Also effective July 1, 2022, the Adviser decreased the voluntary waiver to 0.63%.
(k)	Effective April 1, 2022, the investment advisory fee, net of voluntary waivers, increased to 0.26%. Also effective April 1, 2022, the Adviser decreased the voluntary waiver to 0.64%.
(l)	Effective October 1, 2021, the investment advisory fee, net of voluntary waivers, decreased to 0.25%. Also effective October 1, 2021, the Adviser increased the voluntary waiver to 0.65%.
(m)	Effective April 1, 2021, the investment advisory fee, net of voluntary waivers, decreased to 0.30%. Also effective April 1, 2021, the Adviser increased the voluntary waiver to 0.60%.
See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST
Financial Highlights
Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:
	Year ended December 31,
Select Equity Fund	2025	2024	2023	2022	2021
Net asset value, beginning of year	$19.81	18.01	15.08	19.76	20.09
Income (loss) from investment operations:
Net investment income	0.07	0.10	0.05	0.03	0.07
Net realized and unrealized gains (losses)	0.75	1.70	2.96	(4.37)	2.20
Total from investment operations	0.82	1.80	3.01	(4.34)	2.27
Less distributions to shareholders from:
Net investment income	(0.18)	-	(0.08)	-	(0.06)
Net realized gain	-	-	-	(0.34)	(2.54)
Total distributions to shareholders:	(0.18)	-	(0.08)	(0.34)	(2.60)
Net asset value, end of year	$20.45	19.81	18.01	15.08	19.76
Total return (a)	4.14%	10.00%	19.97%	(22.01)%	11.77%
Net assets, end of year (000s omitted)	$451,963	454,278	427,064	364,947	534,067
Ratio of expenses, net of waivers, to average net assets (b), (c), (d), (e), (f), (g), (h), (i), (j), (k), (l), (m)	0.93%	0.88%	0.96%	0.94%	0.88%
Ratio of expenses, before waivers, to average net assets (b), (c), (d), (e), (f), (g), (h), (i), (j), (k), (l), (m)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d), (e), (f), (g), (h), (i), (j), (k), (l), (m)	0.35%	0.43%	0.27%	0.16%	0.26%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d), (e), (f), (g), (h), (i), (j), (k), (l), (m)	(0.07)%	(0.04)%	(0.12)%	(0.25)%	(0.21)%
Portfolio turnover rate (excluding short-term securities)	183.49%	125.13%	50.13%	55.76%	109.01%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.
(b)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios and are excluded from the voluntary waivers reflected above and described in the below footnotes.

(c)	Effective July 1, 2025, the investment advisory fee, net of voluntary waivers, decreased to 0.93%. Also effective July 1, 2025, the Adviser increased the voluntary waiver to 0.42%.
(d)	Effective April 1, 2025, the investment advisory fee, net of voluntary waivers, increased to 0.94%. Also effective April 1, 2025, the Adviser decreased the voluntary waiver to 0.41%.
(e)	Effective January 1, 2025, the investment advisory fee, net of voluntary waivers, decreased to 0.92%. Also effective January 1, 2025, the Adviser increased the voluntary waiver to 0.43%.
(f)	Effective October 1, 2024, the investment advisory fee, net of voluntary waivers, increased to 0.94%. Also effective October 1, 2024, the Adviser decreased the voluntary waiver to 0.41%.
(g)	Effective April 1, 2024, the investment advisory fee, net of voluntary waivers, decreased to 0.82%. Also effective April 1, 2024, the Adviser increased the voluntary waiver to 0.53%.
(h)	Effective January 1, 2024, the investment advisory fee, net of voluntary waivers, increased to 0.96%. Also effective January 1, 2024, the Adviser decreased the voluntary waiver to 0.40%.
(i)	Effective October 1, 2023, the investment advisory fee, net of voluntary waivers, decreased to 0.94%. Also effective October 1, 2023, the Adviser increased the voluntary waiver to 0.41%.
(j)	Effective July 1, 2022, the investment advisory fee, net of voluntary waivers, increased to 0.97%. Also effective July 1, 2022, the Adviser decreased the voluntary waiver to 0.38%.
(k)	Effective April 1, 2022, the investment advisory fee, net of voluntary waivers, increased to 0.93%. Also effective April 1, 2022, the Adviser decreased the voluntary waiver to 0.42%.
(l)	Effective October 1, 2021, the investment advisory fee, net of voluntary waivers, increased to 0.89%. Also effective October 1, 2021, the Adviser decreased the voluntary waiver to 0.46%.
(m)	Effective April 1, 2021, the investment advisory fee, net of voluntary waivers, decreased to 0.87%. Also effective April 1, 2021, the Adviser increased the voluntary waiver to 0.48%.
See accompanying notes to financial statements.
7(Continued)

CLEARWATER INVESTMENT TRUST
Financial Highlights
Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:
	Year ended December 31,
Tax-Exempt Bond Fund	2025	2024	2023	2022	2021
Net asset value, beginning of year	$8.79	8.76	8.59	10.17	10.14
Income (loss) from investment operations:
Net investment income	0.38	0.39	0.38	0.34	0.36
Net realized and unrealized gains (losses)	0.05	0.03	0.17	(1.50)	0.03
Total from investment operations	0.43	0.42	0.55	(1.16)	0.39
Less distributions to shareholders from:
Net investment income	(0.39)	(0.39)	(0.38)	(0.35)	(0.36)
Net realized gain	-	-	-	(0.07)	-
Tax return of capital	(0.01)	-	-	-	-
Total distributions to shareholders:	(0.40)	(0.39)	(0.38)	(0.42)	(0.36)
Net asset value, end of year	$8.82	8.79	8.76	8.59	10.17
Total return (a)	5.00%	4.86%	6.64%	(11.39)%	3.89%
Net assets, end of year (000s omitted)	$830,398	755,327	700,464	565,634	732,494
Ratio of expenses, net of waivers, to average net assets (b), (c), (d), (e), (f), (g), (h), (i), (j)	0.28%	0.31%	0.30%	0.27%	0.28%
Ratio of expenses, before waivers, to average net assets (b), (c), (d), (e), (f), (g), (h), (i), (j)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d), (e), (f), (g), (h), (i), (j)	4.44%	4.35%	4.45%	3.79%	3.52%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d), (e), (f), (g), (h), (i), (j)	4.12%	4.06%	4.15%	3.46%	3.20%
Portfolio turnover rate (excluding short-term securities)	24.96%	23.55%	47.10%	29.22%	16.91%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.
(b)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios and are excluded from the voluntary waivers reflected above and described in the below footnotes.

(c)	Effective July 1, 2025, the investment advisory fee, net of voluntary waivers, decreased to 0.28%. Also effective July 1, 2025, the Adviser increased the voluntary waiver to 0.32%.
(d)	Effective October 1, 2024, the investment advisory fee, net of voluntary waivers, decreased to 0.29%. Also effective October 1, 2024, the Adviser increased the voluntary waiver to 0.31%.
(e)	Effective April 1, 2024, the investment advisory fee, net of voluntary waivers, decreased to 0.31%. Also effective April 1, 2024, the Adviser increased the voluntary waiver to 0.29%.
(f)	Effective January 1, 2024, the investment advisory fee, net of voluntary waivers, increased to 0.32%. Also effective January 1, 2024, the Adviser decreased the voluntary waiver to 0.28%.
(g)	Effective October 1, 2023, the investment advisory fee, net of voluntary waivers, increased to 0.31%. Also effective October 1, 2023, the Adviser decreased the voluntary waiver to 0.29%.
(h)	Effective January 1, 2023, the investment advisory fee, net of voluntary waivers, increased to 0.29%. Also effective January 1, 2023, the Adviser decreased the voluntary waiver to 0.31%.
(i)	Effective July 1, 2022, the investment advisory fee, net of voluntary waivers, increased to 0.28%. Also effective July 1, 2022, the Adviser decreased the voluntary waiver to 0.32%.
(j)	Effective October 1, 2021, the investment advisory fee, net of voluntary waivers, decreased to 0.27%. Also effective October 1, 2021, the Adviser increased the voluntary waiver to 0.33%.
See accompanying notes to financial statements.
8(Continued)

CLEARWATER INVESTMENT TRUST
Financial Highlights
Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:
	Year ended December 31,
International Fund	2025	2024	2023	2022	2021
Net asset value, beginning of year	$19.57	19.64	16.81	21.14	20.16
Income (loss) from investment operations:
Net investment income	0.32	0.37	0.33	0.34	0.36
Net realized and unrealized gains (losses)	4.00	0.74	2.96	(4.45)	2.68
Total from investment operations	4.32	1.11	3.29	(4.11)	3.04
Less distributions to shareholders from:
Net investment income	(0.45)	(0.47)	(0.46)	(0.16)	(0.42)
Net realized gain	(1.90)	(0.71)	-	(0.06)	(1.64)
Total distributions to shareholders:	(2.35)	(1.18)	(0.46)	(0.22)	(2.06)
Net asset value, end of year	$21.54	19.57	19.64	16.81	21.14
Total return (a)	22.21%	5.45%	19.66%	(19.45)%	15.39%
Net assets, end of year (000s omitted)	$1,173,849	1,023,473	1,015,382	878,046	1,090,945
Ratio of expenses, net of waivers, to average net assets (b), (c), (d), (e), (f), (g), (h), (i), (j), (k), (l), (m)	0.75%	0.73%	0.71%	0.66%	0.65%
Ratio of expenses, before waivers, to average net assets (b), (c), (d), (e), (f), (g), (h), (i), (j), (k), (l), (m)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d), (e), (f), (g), (h), (i), (j), (k), (l), (m)	1.33%	1.71%	1.77%	1.99%	1.61%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d), (e), (f), (g), (h), (i), (j), (k), (l), (m)	1.08%	1.44%	1.48%	1.65%	1.26%
Portfolio turnover rate (excluding short-term securities)	73.95%	43.82%	29.09%	73.81%	39.50%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.
(b)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios and are excluded from the voluntary waivers reflected above and described in the below footnotes.

(c)	Effective July 1, 2025, the investment advisory fee, net of voluntary waivers, decreased to 0.75%. Also effective July 1, 2025, the Adviser increased the voluntary waiver to 0.25%.
(d)	Effective April 1, 2025, the investment advisory fee, net of voluntary waivers, increased to 0.76%. Also effective April 1, 2025, the Adviser decreased the voluntary waiver to 0.24%.
(e)	Effective January 1, 2025, the investment advisory fee, net of voluntary waivers, increased to 0.75%. Also effective January 1, 2025, the Adviser decreased the voluntary waiver to 0.25%.
(f)	Effective January 1, 2024, the investment advisory fee, net of voluntary waivers, increased to 0.73%. Also effective January 1, 2024, the Adviser decreased the voluntary waiver to 0.27%.
(g)	Effective October 1, 2023, the investment advisory fee, net of voluntary waivers, increased to 0.72%. Also effective October 1, 2023, the Adviser decreased the voluntary waiver to 0.28%.
(h)	Effective April 1, 2023, the investment advisory fee, net of voluntary waivers, decreased to 0.70%. Also effective April 1, 2023, the Adviser increased the voluntary waiver to 0.30%.
(i)	Effective January 1, 2023, the investment advisory fee, net of voluntary waivers, increased to 0.71%. Also effective January 1, 2023, the Adviser decreased the voluntary waiver to 0.29%.
(j)	Effective July 1, 2022, the investment advisory fee, net of voluntary waivers, increased to 0.70%. Also effective July 1, 2022, the Adviser decreased the voluntary waiver to 0.30%.
(k)	Effective April 1, 2022, the investment advisory fee, net of voluntary waivers, increased to 0.65%. Also effective April 1, 2022, the Adviser decreased the voluntary waiver to 0.35%.
(l)	Effective October 1, 2021, the investment advisory fee, net of voluntary waivers, decreased to 0.60%. Also effective October 1, 2021, the Adviser increased the voluntary waiver to 0.40%.
(m)	Effective April 1, 2021, the investment advisory fee, net of voluntary waivers, decreased to 0.67%. Also effective April 1, 2021, the Adviser increased the voluntary waiver to 0.33%.
See accompanying notes to financial statements.
9(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2025
(1) Organization
Clearwater Investment Trust (the “Trust”) was established on January 12, 1987 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open end management investment company and presently includes four series: Clearwater Core Equity Fund (“Core Equity Fund”), Clearwater Select Equity Fund (“Select Equity Fund”), Clearwater Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”) and Clearwater International Fund (“International Fund” and together with the Core Equity Fund, Select Equity Fund and Tax-Exempt Bond Fund, the “Funds”).  Clearwater Management Co., Inc. (the “Adviser” or “CMC”) serves as the investment adviser for each of the Funds and is responsible for the oversight of each of the Fund’s subadvisers.  The Trust’s declaration of trust permits the Board of Trustees to create additional funds in the future.  The investment objective of the Core Equity, Select Equity and International Funds is long-term capital growth.  The investment objective of the Tax-Exempt Bond Fund is high current income that is exempt from United States (“U.S.”) federal income tax, consistent with preservation of capital.
Fiduciary Counselling, Inc. (“FCI”) acts as subadviser to each of the Funds. FCI does not provide day-to-day management, but provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser.  FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Funds by the Adviser.
The Northern Trust Company serves as the custodian, administrator, accounting services agent and transfer agent for the Trust.
Under normal market conditions, the Core Equity Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The equity securities in which the Fund primarily invests are common and preferred stocks. The Fund employs a multi-style (growth and value) and multi-manager approach whereby portions of the Fund are allocated to different subadvisers who employ distinct investment styles.  The Fund’s Adviser allocates portions of the Fund’s assets among subadvisers.  The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric Portfolio Associates LLC (“Parametric”) and AQR Capital Management, LLC (“AQR”).  The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 40% to 60% of the Fund’s total assets will be allocated to Parametric and the remaining assets will be allocated to AQR.  Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the S&P 500® Index (the “Index”) as closely as possible without requiring the Fund to realize taxable gains. Parametric utilizes a representative sampling strategy, meaning that it does not intend that the portion of the Fund’s assets it manages will be invested in all the components of the Index at any given time. In addition, as noted above, FCI also acts as a subadviser to the Fund but does not provide day-to-day management.
Under normal market conditions, the Select Equity Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Equity securities in which the Fund invests consist primarily of exchange-traded common and preferred stocks. The Fund may also invest in a type of equity security called a convertible security to reduce volatility or correlation risk in the portfolio. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While the Fund is permitted to invest in

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2025
securities of any market capitalization, the Fund invests primarily in securities of micro-, small- and medium-sized companies. The Fund may obtain exposure to equity securities through investment in exchange-traded funds and other investment companies. The Fund uses a “multi-style, multi-manager” approach. The Fund’s Adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Acadian Asset Management LLC, Cooke & Bieler, L.P., Parametric and Rice Hall James & Associates, LLC. The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 15% of the Fund’s assets will be allocated to Parametric and the remaining assets will be allocated to one or more of the Fund’s three other subadvisers that provide day-to-day management of the Fund. The percentage of the Fund’s assets allocated to Parametric will change from time to time in the discretion of the Adviser and could be higher or lower in the future. Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the S&P SmallCap 600® Index as closely as possible without requiring the Fund to realize taxable gains. FCI also acts as a subadviser to the Fund but does not provide day-to-day management.
Under normal market conditions, the Tax-Exempt Bond Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. The interest on these bonds is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its net assets in bonds that generate interest income subject to federal alternative minimum tax for individuals. The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund uses a “multi-style, multi-manager” approach. The Fund’s Adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management to the Fund: MacKay Shields LLC and Sit Fixed Income Advisors II, LLC. FCI also acts as a subadviser to the Fund but does not provide day-to-day management.
Under normal market conditions, the International Fund intends to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the U.S. and doing a substantial amount of business outside the U.S. Equity securities in which the Fund invests include common and preferred stock, sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, exchange-traded funds and other investment companies. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund does not intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers (including frontier market issuers). In order to hedge against adverse movements in currency exchange rates, the Fund may enter into foreign currency exchange contracts. The Fund may use options, futures contracts, and options on futures contracts to attempt to manage market or business risks. The Fund does not intend to invest in foreign currency exchange contracts, options, futures contracts, or options on futures contracts for speculative purposes. The Fund uses a “multi-style, multi-manager” approach. The Fund’s assets are allocated to different subadvisers who employ distinct investment styles. As of December 31, 2025, the Fund allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric, Artisan Partners Limited Partnership and WCM Investment Management, LLC. The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 15% to 25% of the Fund’s assets will be allocated to Parametric, and the remaining assets will be allocated to one or more of the Fund’s two other subadvisers that provide day-to-day management of the Fund.

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2025
Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the MSCI World Ex U.S.A. Index - Net Dividends as closely as possible without requiring the Fund to realize taxable gains. FCI also acts as a subadviser to the Fund but does not provide day-to-day management.
(2) Summary of Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.
The significant accounting policies followed by the Funds are as follows:
(a) Investments in Securities
Investments in U.S. and foreign equity securities are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Foreign security values are stated in U.S. dollars. Equity securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Debt securities are valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.  Shares of open end investment companies are valued at their daily net asset value (“NAV”). Shares of closed-end funds and exchange traded funds are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded.
With respect to the Funds' investments that do not have readily available market quotations, the Board of Trustees has designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. This may occur particularly with respect to certain foreign equity securities held by a Fund, whereby the valuation designee may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of these foreign securities as of the time the Fund’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.
Security transactions are accounted for on the trade date, which is the date the securities are purchased or sold. Realized gains and losses are calculated on an identified cost basis. Dividend income is recognized on the ex-dividend date or, for foreign securities, as soon as the information is available. Interest income, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method.
Non cash dividends are recognized as investment income at the fair value of the property received.

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2025
(b) Foreign Currency Translation
The International Fund invests in securities which are purchased and sold in foreign currencies as a principal investment strategy. The costs of purchases, proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The value of the International Fund’s net assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are recorded within net realized gain (loss) on security transactions and within net increase (decrease) in unrealized appreciation/depreciation on security transactions on the Statements of Operations. The realized gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are recorded within net realized gain (loss) on foreign currency transactions on the Statements of Operations. The International Fund also will incur costs in converting U.S. dollars to local currencies, and vice versa. Risks may arise upon investing in foreign securities including, but not limited to, political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income tax and possible delays in the settlement of foreign stock exchange transactions. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the U.S.
(c) Futures Contracts
The Tax-Exempt Bond Fund invests in long and short financial futures contracts for hedging purposes or to gain exposure to interest rate risk. When used as a hedge, the Fund will purchase and sell various kinds of futures contracts. The Fund will also enter into closing purchase and sale transactions with respect to any such futures contracts. The futures contracts may be based on various interest rates or indices. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time the Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian or broker of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized appreciation or depreciation. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts within Net realized gain (loss) on: Futures contracts, and any unrealized gains or losses on open futures contracts within Net increase (decrease) in unrealized appreciation/depreciation on: Futures contracts. Additional information on derivative instruments and how these positions may impact the financial statements is found in Note 8, Derivative Instruments.
(d) Forward Foreign Currency Exchange Contracts
The International Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against adverse movements in foreign currency exchange rates, specific transactions or the portfolio position. The objective of the International Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the International Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. Forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded on forward foreign currency exchange contracts within net increase (decrease) in unrealized appreciation/depreciation on the Statements of Operations. The International Fund records any realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2025
closing transaction with the same counterparty or is extinguished by delivery of the currency. Realized gains or losses, if any, are recorded within Net realized gain (loss) on forward foreign currency exchange contracts on the Statements of Operations. Risks may arise upon entering into forward foreign currency exchange contracts from the potential of the counterparty to default on its obligations under the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The International Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the issuer fails to perform. Additional information on derivative instruments and how these positions may impact the financial statements is found in Note 8, Derivative Instruments.
(e) Spot Contracts
The International Fund routinely enters into spot contracts in order to buy or sell a certain amount of foreign currency at the current market rate. The International Fund may enter into spot contracts in order to make payments, or to receive payments, based on investment trading activity in a foreign currency. A spot contract allows the International Fund to buy or sell foreign currency on the day it chooses to deal.  From time to time, the Core Equity Fund may also enter into spot contracts in order to make or receive payments due to investment trading activity in a foreign currency on a non-U.S. exchange.  Spot contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in translation of other assets and liabilities denominated in foreign currencies within net increase (decrease) in unrealized appreciation/depreciation on foreign currency transactions on the Statements of Operations. Unrealized gains or losses on outstanding spot contracts are recorded in payables for investment securities purchased or receivable for securities sold, respectively, on the Statements of Assets and Liabilities. The Funds record any realized gains or losses at the time the spot contract settles. Realized gains or losses, if any, are included within Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Risks may arise upon entering into spot contracts from unanticipated movements in the value of a foreign currency relative to the U.S. dollar in a short period of time. The Funds bear the market risk from changes in foreign currency exchange rates.
(f) Master Limited Partnerships
The International Fund invests in Master Limited Partnerships (“MLPs”). The benefits derived from the Fund's investments in MLPs are largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs held by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investments in such MLPs would be materially reduced, causing a decline in the value of the common stock. The Fund must include its allocable share of an MLP’s taxable income in its reportable taxable income, whether or not it receives a distribution in cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to shareholders.
(g) Delayed Delivery Transactions and When-Issued Securities
Certain Funds may engage in securities transactions on a when-issued or delayed-delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. A Fund may dispose of or renegotiate a delayed-delivery transaction, which may result in a capital gain or loss.

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2025
(h) Short-Term Investments
The Core Equity, Select Equity, Tax-Exempt Bond and International Funds currently invest in Institutional Shares of the U.S. Government Select Portfolio, a money market portfolio of Northern Institutional Funds, an investment company advised by Northern Trust Investments, Inc. The U.S. Government Select Portfolio primarily invests in securities issued by the U.S. government, government agencies, and government-sponsored enterprises.
(i) Recoverable Taxes
The balances disclosed as foreign tax reclaim receivable, if any, represent net amounts withheld by foreign governments on dividend income earned in the respective countries subject to reclaims. All reclaims are paid directly to the applicable Funds.
(j) Federal Taxes
The Trust’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. On a calendar-year basis, the Funds intend to distribute substantially all of their net investment income and net realized gains, if any, to avoid the payment of federal income and excise taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity for federal income tax purposes.
The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption deferred foreign capital gains taxes payable and as a reduction in net increase (decrease) in unrealized appreciation/depreciation on security transactions on the Statements of Operations. When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in net realized gain (loss) on security transactions.
Management has analyzed the Funds’ tax positions taken on federal tax returns for all open tax years and has concluded that as of December 31, 2025, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for all open tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.  Net investment income and net realized gain (loss) for the Funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain was recorded by the Funds.  The Trust has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.  Further, the Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2025
unrecognized tax benefits will significantly change in the next twelve months. The tax character of distributions by the Funds during the years ended December 31, 2025 and 2024 was as follows:

	Tax-Exempt		Ordinary Income*
	2025	2024	2025	2024
Core Equity Fund	$ —	$ —	$14,314,000	$11,515,759
Select Equity Fund	—	—	3,999,586	—
Tax-Exempt Bond Fund	34,530,907	29,619,936	1,034,090	2,636,816
International Fund	—	—	34,264,803	25,023,671

	Long-Term Capital Gains**		Tax Return of Capital
	2025	2024	2025	2024
Core Equity Fund	$—	$—	$—	$333,083
Tax-Exempt Bond Fund	—	—	616,747	—
International Fund	83,201,656	33,902,647	—	—

* In addition to the ordinary income distributions, during 2025 the following Funds utilized equalization accounting for tax purposes whereby a portion of redemption payments were treated as distributions of ordinary income in the following amounts:

Select Equity Fund	$7,616
International Fund	$648,785

** In addition to the long-term capital gain distributions, during 2025 the following Funds utilized equalization accounting for tax purposes whereby a portion of redemption payments were treated as distributions of long-term capital gains in the following amounts:

Select Equity Fund	$30,264
International Fund	$1,339,016

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2025
As of December 31, 2025, the components of distributable earnings on a tax basis were as follows:
	Core Equity Fund	Select Equity Fund	Tax-Exempt Bond Fund	International Fund
Undistributed ordinary income	$—	$1,545,506	$—	$119,477
Undistributed capital gain	—	6,141,110	—	7,568,995
Accumulated capital losses and other	(28,379,496)	—	(38,073,846)	—
Unrealized appreciation/depreciation	828,294,185	19,648,140	(32,193,929)	332,000,342
Distribution Payable	—	—	(252,927)	—
Total	$799,914,689	$27,334,756	$(70,520,702)	$339,688,814
Distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from such amounts recorded in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Accordingly, the Funds may make reclassifications among certain of their capital accounts in order to reflect the tax treatment for certain permanent differences that exist between federal income tax regulations and U.S. GAAP. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. The primary reasons for permanent differences are the Funds realization of gains on in-kind redemptions that are not recognized for tax purposes. These reclassifications have no impact on the total net assets or the NAV per share of the Funds. At December 31, 2025, reclassifications have been recorded among the following capital accounts on the Statements of Assets and Liabilities:
	Core Equity Fund	Select Equity Fund	Tax-Exempt Bond Fund	International Fund
Distributable earnings	$(14,715,718)	$(12,397,765)	$616,746	$(1,987,801)
Additional paid-in capital	14,715,718	12,397,765	(616,746)	1,987,801
(k) Distributions to Shareholders
Distributions to shareholders from net investment income, if any, are declared annually for the Core Equity, Select Equity and International Funds and declared daily, payable monthly, for the Tax-Exempt Bond Fund. Distributions to shareholders from net realized gains, if any, are declared annually for all Funds. Distributions are paid in cash or reinvested in additional shares at the direction of the shareholders.
(l) Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.
(m) Indemnification
Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2025
arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims. The Funds believe that the likelihood of any such claims is remote.
(n) Cash and Cash held at brokers
Cash, including cash denominated in foreign currencies, represents cash on hand and demand deposits held at financial institutions. Cash equivalents include short-term, highly liquid investments of sufficient credit quality that are readily convertible to known amounts of cash and have original maturities of three months or less. Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held to meet short-term liquidity requirements, rather than for investment purposes. Cash and cash equivalents are held at major financial institutions and are subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation (FDIC) or Securities Investor Protection Corporation (SIPC) limitations.
Cash held at brokers represents cash balances and securities on deposit with, or cash balances owed to, the Funds’ prime brokers and counterparties. Cash held with brokers is not available for withdrawal upon demand and is considered restricted as it is not available for use until it is returned to the Fund upon exiting the position to which the collateral relates. The Funds are subject to credit risk should the prime brokers or counterparties be unable to meet their obligations to the Funds.
(o) New Accounting Pronouncements
In 2024, the Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Board of Directors of the Funds’ adviser, CMC, acts as each Fund’s CODM. Since its commencement, each Fund operates as a single segment. The CODM monitors the operating results of each Fund as a whole and each Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by each Fund’s applicable subadvisers. The financial information, in the form of each Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations and capital share transactions) are used by the CODM to assess the segment’s performance versus each Fund’s comparative benchmarks and to make resource allocation decisions for each Fund’s single segment, which is consistent with that presented within each Fund’s financial statements. Segment assets are reflected on each Fund’s accompanying statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statement of operations.
In this reporting period, the Funds adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) – Improvements to Income Taxes Disclosures (“ASU 2023-09”), which enhances the transparency of income tax disclosures. The ASU requires public entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction. Adoption of the new standard impacted financial statement disclosures only and did not affect any Fund’s financial position or the result of its operations.

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2025
(3) Fair Value Measurements
Fair value is an estimate of the price the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market for the security. This guidance establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments, as described in Note 2(a). These inputs are summarized in the three broad levels listed below.
• Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.
• Level 2 – Other significant observable inputs including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. or quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data are also considered Level 2 measurement. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.
• Level 3 – Valuations based on unobservable inputs, which may include the Adviser’s own assumptions in determining the fair value of an investment.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following is a summary of the inputs used in valuing each Fund’s investments and other financial instruments, if any, which are carried at fair value, as of December 31, 2025.
	Core Equity Fund (a)
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,437,106,828	$—	$—	$1,437,106,828
Escrows	—	—	— *	—
Rights	—	—	— *	—
Short-Term Investments	6,560,695	—	—	6,560,695
Total	$1,443,667,523	$—	$—	$1,443,667,523

* Security has been deemed worthless and is a Level 3 investment.
(a) For the Core Equity Fund, the investment value is comprised of equity securities, escrows, rights and short-term investments (money market funds). See the Core Equity Fund’s Schedule of Investments for industry classification.  Investments in equity securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in rights generally are determined by taking into account the terms of the rights as well as the value of the underlying equity securities, which are determined by the valuation methodology described above. Investments in money market funds are valued at their net asset value.
There were no significant Level 3 valuations at December 31, 2025.

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2025
	Select Equity Fund (b)
	Level 1	Level 2	Level 3	Total
Common Stocks	$435,620,419	$—	$— *	$435,620,419
Escrows	—	—	— *	—
Rights	—	—	— *	—
Short-Term Investments	19,464,398	—	—	19,464,398
Total	$455,084,817	$—	$—	$455,084,817

* Security has been deemed worthless and is a Level 3 investment.
(b) For the Select Equity Fund, the investment value is comprised of equity securities, escrows, rights and short-term investments (money market funds). See the Select Equity Fund’s Schedule of Investments for industry classification. Investments in equity securities are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in money market funds are valued at their net asset value.
There were no significant Level 3 valuations at December 31, 2025.
	Tax-Exempt Bond Fund (c)
	Level 1	Level 2	Level 3	Total
Closed-End Funds	$23,933,769	$—	$—	$23,933,769
Municipal Bonds
Alabama	—	21,886,379	—	21,886,379
Alaska	—	1,114,966	—	1,114,966
Arizona	—	9,425,702	—	9,425,702
Arkansas	—	4,403,663	—	4,403,663
California	—	41,072,271	—	41,072,271
Colorado	—	24,093,837	—	24,093,837
Connecticut	—	5,820,404	—	5,820,404
Delaware	—	3,903,095	—	3,903,095
District of Columbia	—	7,070,859	—	7,070,859
Florida	—	109,604,938	—	109,604,938
Georgia	—	21,653,414	—	21,653,414
Guam	—	275,169	—	275,169
Idaho	—	7,369,030	—	7,369,030
Illinois	—	31,229,470	—	31,229,470
Indiana	—	11,625,368	—	11,625,368
Iowa	—	6,296,889	—	6,296,889
Kansas	—	4,297,464	—	4,297,464
Kentucky	—	7,069,298	—	7,069,298
Louisiana	—	12,097,171	—	12,097,171
Maine	—	2,052,736	—	2,052,736

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2025
	Tax-Exempt Bond Fund (c)
	Level 1	Level 2	Level 3	Total
Maryland	$—	$3,844,677	$—	$3,844,677
Massachusetts	—	12,594,825	—	12,594,825
Michigan	—	38,626,646	—	38,626,646
Minnesota	—	8,300,187	—	8,300,187
Mississippi	—	5,807,510	—	5,807,510
Missouri	—	18,420,582	—	18,420,582
Montana	—	4,288,769	—	4,288,769
Nebraska	—	1,741,211	—	1,741,211
Nevada	—	4,880,111	—	4,880,111
New Hampshire	—	13,934,785	—	13,934,785
New Jersey	—	19,875,597	—	19,875,597
New Mexico	—	7,831,270	—	7,831,270
New York	—	36,899,859	—	36,899,859
North Carolina	—	14,732,200	—	14,732,200
North Dakota	—	6,088,214	—	6,088,214
Ohio	—	31,334,173	—	31,334,173
Oklahoma	—	7,570,773	—	7,570,773
Oregon	—	3,862,174	—	3,862,174
Pennsylvania	—	17,626,176	—	17,626,176
Puerto Rico	—	9,168,893	—	9,168,893
Rhode Island	—	2,773,204	—	2,773,204
South Carolina	—	22,007,207	—	22,007,207
South Dakota	—	1,570,108	—	1,570,108
Tennessee	—	18,162,056	—	18,162,056
Texas	—	62,189,830	—	62,189,830
Utah	—	38,005,940	—	38,005,940
Vermont	—	291,247	—	291,247
Virginia	—	12,068,471	—	12,068,471
Washington	—	7,356,029	—	7,356,029
West Virginia	—	5,671,672	—	5,671,672
Wisconsin	—	15,379,375	—	15,379,375
Wyoming	—	988,966	—	988,966
Short-Term Investments	12,224,568	—	—	12,224,568
Total	$36,158,337	$786,254,860	$—	$822,413,197
(c) For the Tax-Exempt Bond Fund, the investment value is comprised of closed-end funds, municipal bonds, and short-term investments (money market funds). Investments in closed-end funds securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in money market funds are valued at their net asset value. Investments in municipal bonds generally are based on valuations using evaluated prices provided by the primary pricing service. The Board has designated to the Adviser the responsibility to determine in good faith the fair value of securities for which no price

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2025
quotation is available from an approved pricing service or broker-dealer at the time the Tax-Exempt Bond Fund’s net asset value is calculated, including securities for which the prices do not represent fair value or for which a significant event occurs that materially affects the value of the security after the close of the market on which the security principally trades and before the time the Tax-Exempt Bond Fund’s net asset value is calculated.
Tax-Exempt Bond Fund Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts	$127,788	$—	$—	$127,788
The futures contracts outstanding at December 31, 2025 are considered Level 1 investments due to the contracts being marked-to-market daily at the applicable exchange rates that have been adjusted from the initial quoted rate. Futures contracts are shown on a gross basis in the above table, but the net increase/(decrease) in unrealized appreciation/(depreciation) on futures contracts is shown on the Statements of Operations.
	International Fund (d)
	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$—	$3,180,574	$—	$3,180,574
Brazil	8,184,494	5,365,501	—	13,549,995
Canada	73,394,329	20,208	—	73,414,537
China	12,664,132	2,899,142	—	15,563,274
Denmark	61,768	11,697,011	—	11,758,779
Finland	4,328,611	4,535,802	—	8,864,413
Germany	10,413,310	65,245,949	—	75,659,259
Indonesia	2,465,462	1,506,835	—	3,972,297
Ireland	39,959,933	1,877,610	—	41,837,543
Italy	2,345,787	25,758,674	—	28,104,461
Japan	25,851,384	78,684,811	—	104,536,195
Norway	1,414,259	3,456,966	—	4,871,225
Russia	—	—	— *	—
South Korea	4,963,836	26,598,745	—	31,562,581
Sweden	7,638,079	14,131,020	—	21,769,099
Switzerland	19,913,142	87,232,144	—	107,145,286
United Arab Emirates	—	—	— *	—
All other countries	539,137,294	—	—	539,137,294
Convertible Bonds	—	2,664,372	—	2,664,372
Preferred Stocks	—	5,734,015	—	5,734,015
Rights	—	—	36	36
Warrants	—	—	— *	—
Short-Term Investments	94,066,185	—	—	94,066,185
Total	$846,802,005	$340,589,379	$36	$1,187,391,420

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2025
* Security has been deemed worthless and is a Level 3 investment.
(d) For the International Fund, the investment value is comprised of equity securities, convertible bonds, preferred stocks, rights, warrants and short-term investments (money market funds). See the International Fund’s Schedule of Investments for additional information on industry sector and currency concentration information. Investments in equity securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in money market funds are valued at their net asset value.
There were no significant Level 3 valuations at December 31, 2025.
International Fund Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Forward foreign currency exchange contracts	$—	$259,084	$—	$259,084
Liabilities
Forward foreign currency exchange contracts	—	(362,360)	—	(362,360)
Net Other Financial Instruments	$—	$(103,276)	$—	$(103,276)
(4) Investment Security Transactions
The cost of purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2025, were as follows:
	Purchases	Sales
Core Equity Fund	$420,472,405	$301,408,373
Select Equity Fund	785,244,833	810,108,469
Tax-Exempt Bond Fund	265,058,411	191,813,289
International Fund	779,892,411	861,051,038

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, deferral of post-October capital losses for tax purposes, and the recharacterization of income recognition on investments in passive foreign investment companies.

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2025
At December 31, 2025, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:
Funds	Unrealized Appreciation	Unrealized Depreciation	Net Appreciation (Depreciation)	Cost Basis of Investments
Core Equity Fund	$829,290,336	$(996,151)	$828,294,185	$615,373,335
Select Equity Fund	50,726,965	(31,078,802)	19,648,163	435,436,732
Tax-Exempt Bond Fund	15,176,963	(47,370,892)	(32,193,929)	854,534,916
International Fund	364,252,394	(31,853,589)	332,398,805	854,889,339

(5) Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2025 and 2024 were as follows:
	Core Equity Fund		Select Equity Fund
	2025	2024	2025	2024
Sold	1,703,497	792,854	1,963,494	1,478,630
Issued for reinvestment of distributions	141,948	133,457	193,967	—
Redeemed	(475,737)	(698,184)	(2,987,701)	(2,256,373)
Net increase (decrease)	1,369,708	228,127	(830,240)	(777,743)

	Tax-Exempt Bond Fund		International Fund
	2025	2024	2025	2024
Sold	7,635,287	7,481,084	566,719	2,426,314
Issued for reinvestment of distributions	4,171,144	3,674,241	5,520,041	2,909,869
Redeemed	(3,670,967)	(5,195,260)	(3,880,893)	(4,730,495)
Net increase (decrease)	8,135,464	5,960,065	2,205,867	605,688

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2025
(6) Capital Loss Carryforward
At December 31, 2025, the Funds had the following short term capital loss carry-forwards and long term capital loss carry-forwards available to offset future net capital gains which do not expire. Future utilization of the capital loss carry-forward may be limited. During the year ended December 31, 2025, Select Equity Fund utilized $27,275,864 in capital loss carryforwards to offset capital gains.
	Short-Term	Long-Term	Total
Core Equity Fund	$28,379,496	$—	$28,379,496
Tax-Exempt Bond Fund	1,799,826	36,274,020	38,073,846
(7) Expenses and Related-Party Transactions
The Trust has a contract for investment advisory services with the Adviser. Under terms of separate agreements, Core Equity Fund, Select Equity Fund, Tax-Exempt Bond Fund and International Fund each pay an investment advisory fee equal to an annual rate of 0.90%, 1.35%, 0.60% and 1.00%, respectively, of each Fund’s average daily net assets. Management fees are calculated and accrued daily, and are paid quarterly. The Adviser is responsible for the payment or reimbursement of all the Funds’ expenses, except brokerage, taxes, interest, and extraordinary expenses. The Adviser has periodically modified its management fee for each of the Funds through voluntary waivers. For the year ended December 31, 2025, voluntary waivers on management fees and net management fees actually paid, respectively, were as follows:
Management Fees Voluntary Waivers
	Voluntary Waiver % Prior to April 1, 2025	Voluntary Waiver % Effective April 1, 2025	Voluntary Waiver % Effective July 1,2025
Core Equity Fund	(0.67)	(0.68)	(0.69)
Select Equity Fund	(0.43)	(0.41)	(0.42)
Tax-Exempt Bond Fund	(0.31)	(0.31)	(0.32)
International Fund	(0.25)	(0.24)	(0.25)

	Net Management Fees Paid
	Management Fees % Prior to April 1, 2025	Management Fees % Effective April 1, 2025	Management Fees % Effective July 1, 2025
Core Equity Fund	0.23	0.22	0.21
Select Equity Fund	0.92	0.94	0.93
Tax-Exempt Bond Fund	0.29	0.29	0.28
International Fund	0.75	0.76	0.75

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2025
The Adviser currently intends to continue these voluntary waivers indefinitely. However, the Adviser may terminate these voluntary arrangements at any time.
In addition to fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of any acquired funds in which they invest, such as short-term investments in mutual funds or  other investment companies and investments in closed-end funds. Such indirect expenses are not included in any of the reported expense ratios and are excluded from the voluntary waivers described above.
The Adviser has entered into subadvisory contracts with independent investment advisory firms for each Fund to provide daily investment management services. The subadvisory fees are based on each subadviser’s proportional net assets it currently manages within each Fund and are paid directly by the Adviser.
The Adviser has also engaged FCI as a subadviser for each Fund. FCI regularly provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Trust by the Adviser. For its services, FCI is compensated with a subadvisory fee payable by the Adviser of 0.20% of each Fund’s average daily net assets, paid on a quarterly basis. FCI is compensated out of the investment advisory fees the Adviser receives from the respective Funds. The subadvisory fee payable to FCI is subject to reduction pursuant to the terms of a fee waiver agreement.
(8) Derivative Instruments
Information concerning the types of derivatives in which the Tax-Exempt Bond Fund and International Fund invest, the objectives for using them and their related risks can be found in Note 2 (c) and (d). Below are the types of derivatives held in the Tax-Exempt Bond Fund and International Fund by location as presented in the Statements of Assets and Liabilities as of December 31, 2025, with additional detail on the net amounts impacting the Statements of Assets and Liabilities. The futures contracts and forward foreign currency exchange contracts presented below are not subject to master netting agreements or other similar agreements.
ASSETS				LIABILITIES
Name of Fund	Derivative Type	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value	Counterparty
Tax-Exempt Bond Fund	Futures contracts	Unrealized appreciation on futures contracts	$127,788 *	Unrealized depreciation on futures contracts	$—	J.P. Morgan Securities, LLC
International Fund	Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	259,084	Unrealized depreciation on forward foreign currency exchange contracts	362,360	Northern Trust

*
Represents cumulative appreciation/depreciation on futures contracts as in the Schedule of Investments. Only the variation margin receivable/payable is reported within the Statements of Assets and Liabilities for futures contracts.

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2025
The following table sets forth, by primary risk exposure, the Tax-Exempt Bond Fund's and International Fund's net realized gain (loss) and net increase (decrease) in appreciation/depreciation on futures contracts and forward foreign currency exchange contracts for the year ended December 31, 2025:
Name of Fund	Derivative Type	Statements of Operations Location	Value	Name of Fund	Derivative Type	Statements of Operations Location	Value
Tax-Exempt Bond Fund	Futures contracts	Net realized gain (loss) on futures contracts	$ (70,484)	Tax-Exempt Bond Fund	Futures contracts	Net increase (decrease) in unrealized appreciation/ depreciation on futures contracts	$ (922,734)
International Fund	Forward foreign currency exchange contracts	Net realized gain (loss) on forward foreign currency exchange contracts	$ —	International Fund	Forward foreign currency exchange contracts	Net increase (decrease) in unrealized appreciation/depreciation on forward foreign currency exchange contracts	$ (103,276)

Derivative transactions are measured in terms of the notional amount.  The following table presents, for the Tax-Exempt Bond Fund and International Fund, the number of transactions and weighted average daily notional amount of futures contracts and forward foreign currency exchange contracts, which is indicative of the volume of derivative activity, for the year ended December 31, 2025.
Tax-Exempt Bond Fund
Future Contracts
Number of Transactions	Weighted Average Notional Amount
100	$1,134,401

International Fund
Forward Foreign Currency Exchange Contracts
Number of Transactions	Weighted Average Notional Amount
32	$20,137,913
(9) Short-term Financing
ReFlow Fund, LLC (“ReFlow”) provides each Fund with a potential source of cash to meet net shareholder redemptions through share purchases for a fee. The Fund then generally redeems those shares when it experiences net sales. The shares may be redeemed in-kind in accordance with the Fund’s redemption in-kind policies. The Fund is generally required to redeem the shares purchased by ReFlow within 8 days. As such, the proceeds received from ReFlow’s purchase of fund shares is treated as a liability on the Statements of Assets and Liabilities. The fee paid

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2025
on outstanding shares owned by ReFlow is based on an auction starting at a minimum bid of 0.14% and is paid by the Adviser under the unified advisory fee agreement. For the year ended December 31, 2025, the Core Equity Fund had total redemptions in kind of $17,880,316, resulting in realized gains of $15,042,639. For the year ended December 31, 2025, the Select Equity Fund had total redemptions in kind of $23,860,961, resulting in realized gains of $12,378,126. These realized gains are not recognized for tax purposes as discussed in Note 2. During the year ended December 31, 2025, the Funds had the following activity:
	Average Amount Oustanding for Days in Use	Days Used
Core Equity Fund	$3,331	133
Select Equity Fund	15,823	174

(10) Portfolio Securities Loaned
The Select Equity Fund and the International Fund participate in a securities lending program and have loaned portions of their investment portfolios during the year ended December 31, 2025. Under the program, the Funds loan securities to borrowers who post collateral for those loaned securities. The Securities Finance Trust Company serves as the Funds’ securities lending agent (the lending agent) who operates and maintains the securities lending program. The loans are governed by a securities lending agreement between the lending agent, acting on behalf of the Funds, and each borrowing counterparty. The fair value of securities on loan as of December 31, 2025 is recognized within investments in securities, at fair value, on the Statements of Assets and Liabilities.
Each borrower receives a negotiated interest rate, which is generally referred to as the rebate rate, on the cash that it delivers to the Funds as collateral for the securities loaned and agrees to pay a negotiated rate with respect to the loaned securities. The amount of these rates for each securities lending transaction may differ depending on several factors, including the demand for the security, tax considerations and the credit quality of the borrower. A net payment is generally made by the borrower with respect to these rates upon termination of the loan (the Net Rate). The value of the securities loan will be marked-to-market daily, and the borrower will be required to provide additional collateral if the posted amount falls below certain negotiated levels, and the lending agent (on behalf of the Funds) will be required to return collateral to the borrower if the amount of collateral posted is greater than such negotiated levels.
During the reporting period, the cash collateral received from borrowers related to the Funds’ securities lending activities was invested in the Institutional Shares of Fidelity Investments Money Market Government Portfolio and the daily residual was swept into the Northern Institutional Fund-U.S Government Select Portfolio. The short-term investments purchased with the cash collateral in the amount of $3,551,623 and $15,656,683 are included in Investments in Securities on the Statements of Assets and Liabilities of the Select Equity Fund and International Fund, respectively.
The Funds provide compensation to the lending agent in connection with operating and maintaining the securities lending program. The lending agent is compensated in an amount of 15% of gross revenues for the 12 month period commencing as of implementation date. The fee will then be increased to 20% for the first $1 million of gross

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2025
revenues and 15% of any gross revenues in excess of $1 million. The revenues derived from the securities lending activities of the Funds depend on many factors, including the value of the securities available to be loaned, the demand for the securities available to be loaned, the actual percentage of the Fund’s securities that are on loan (the utilization rate), the amount earned from the investment of any collateral and the amount of the fees or profit retained by the lending agent. All compensation, costs and expenses associated with the securities lending program are considered transaction charges that are borne by the Funds and are not an obligation of the Manager under the securities lending agency agreement. These transaction charges are netted with the income from securities lending and included in net income from securities loaned on the accompanying Statements of Operations.
The Funds’ securities lending program involves certain risks, including counterparty or borrower risk, collateral investment risk, replacement risk, operational, legal, tax and accounting risks. In the event the borrower does not meet its contractual obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.
The following is information on the securities lending activities by the lending agent as of December 31, 2025:
	Gross Amounts of Securities Loaned in Statements of Assets and Liabilities	% of Net Assets	Cash Collateral Received
Select Equity Fund	$3,471,401	0.77%	$3,551,623
International Fund	14,632,211	1.25%	15,656,683
At December 31, 2025, there were no offsetting of securities and they are presented on a gross basis.
(11)  Subsequent Events
Effective January 1, 2026, CMC has voluntarily agreed to waive a portion of the management fee for the Select Equity Fund and International Fund to achieve an effective management fee rate equal to 0.80% and 0.76%, respectively, of each Fund’s average daily net assets. It is CMC’s current intent to continue these fee reductions indefinitely. Nonetheless, the investment manager may terminate any voluntary fee reduction at any time.
Management has evaluated subsequent events for the Funds through the date the financial statements were issued and has concluded that there are no additional events that require financial statement disclosure and/or adjustments to the financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2025

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Communication Services:
158,722	ALPHABET, INC., CLASS A	$12,020,412	49,679,986
74,248	ALPHABET, INC., CLASS C	3,681,818	23,299,022
359,189	AT&T, INC.	7,148,627	8,922,255
49,600	COMCAST CORP., CLASS A	384,473	1,482,544
8,300	ELECTRONIC ARTS, INC.	116,945	1,695,939
3,300	FOX CORP., CLASS A	181,296	241,131
2,100	FOX CORP., CLASS B	108,441	136,353
183	LIBERTY GLOBAL LTD., CLASS A(b)(c)	879	2,039
3,500	LIVE NATION ENTERTAINMENT, INC.(c)	342,687	498,750
3,538	MATCH GROUP, INC.	106,302	114,242
58,416	META PLATFORMS, INC., CLASS A	9,748,928	38,559,817
38,046	MILLICOM INTERNATIONAL CELLULAR S.A.	1,774,460	2,109,270
64,060	NETFLIX, INC.(c)	1,726,498	6,006,266
7,075	NEWS CORP., CLASS A	129,581	184,799
8,395	OMNICOM GROUP, INC.	507,488	677,896
3,165	PARAMOUNT SKYDANCE CORP., CLASS B	36,669	42,411
5,785	PINTEREST, INC., CLASS A(c)	157,681	149,774
8,606	SPOTIFY TECHNOLOGY S.A.(b)(c)	3,543,134	4,997,590
2,500	TAKE-TWO INTERACTIVE SOFTWARE, INC.(c)	299,873	640,075
900	TKO GROUP HOLDINGS, INC.	132,552	188,100
11,220	T-MOBILE U.S., INC.	1,551,471	2,278,109
93,174	VERIZON COMMUNICATIONS, INC.	3,429,046	3,794,977
28,118	WALT DISNEY (THE) CO.	890,300	3,198,985
42,002	WARNER BROS. DISCOVERY, INC.(c)	311,756	1,210,498
		48,331,317	150,110,828	10.40%
Consumer Discretionary:
6,100	AIRBNB, INC., CLASS A(c)	687,140	827,892
203,626	AMAZON.COM, INC.(c)	22,972,245	47,000,953
3,700	APTIV PLC(b)(c)	233,049	281,533
7,973	ARAMARK	229,724	293,885
10,830	AUTONATION, INC.(c)	1,247,171	2,236,178
551	AUTOZONE, INC.(c)	1,080,544	1,868,717
11,419	BEST BUY CO., INC.	517,128	764,274
1,289	BOOKING HOLDINGS, INC.	2,757,890	6,903,020
2,228	CARMAX, INC.(c)	62,335	86,090
14,000	CARNIVAL CORP.(c)	128,765	427,560
20,000	CHIPOTLE MEXICAN GRILL, INC.(c)	558,552	740,000
4,500	D.R. HORTON, INC.	465,172	648,135
2,200	DARDEN RESTAURANTS, INC.	211,169	404,844
600	DOMINO'S PIZZA, INC.	257,882	250,092
6,500	DOORDASH, INC., CLASS A(c)	1,220,087	1,472,120
7,500	EBAY, INC.	231,075	653,250
14,008	EXPEDIA GROUP, INC.	1,406,366	3,968,607
54,779	FORD MOTOR CO.	380,050	718,700
13,928	GAP (THE), INC.	139,153	356,557
3,000	GARMIN LTD.(b)	188,511	608,550
102,470	GENERAL MOTORS CO.	3,522,530	8,332,860
3,450	GENUINE PARTS CO.	102,425	424,212
10,855	H&R BLOCK, INC.	368,543	473,061
526	HASBRO, INC.	17,647	43,132
3,000	HILTON WORLDWIDE HOLDINGS, INC.	437,249	861,750
23,626	HOME DEPOT (THE), INC.	5,037,142	8,129,707
7,935	LAS VEGAS SANDS CORP.	239,060	516,489
8,204	LENNAR CORP., CLASS A	832,094	843,371
3,300	LKQ CORP.	99,905	99,660
9,146	LOWE'S COS., INC.	1,744,243	2,205,649
70,986	MACY'S, INC.	769,670	1,565,241
2,938	MARRIOTT INTERNATIONAL, INC., CLASS A	61,838	911,485
9,302	MCDONALD'S CORP.	1,436,164	2,842,970
3,106	MGM RESORTS INTERNATIONAL(c)	88,432	113,338
600	MOHAWK INDUSTRIES, INC.(c)	26,796	65,580
19,667	NIKE, INC., CLASS B	783,645	1,252,985
302	NVR, INC.(c)	1,057,231	2,202,417
16,100	O'REILLY AUTOMOTIVE, INC.(c)	1,306,585	1,468,481
5,853	PENSKE AUTOMOTIVE GROUP, INC.	765,614	926,471
40	PHINIA, INC.	880	2,508
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Discretionary (Cont'd):
645	POOL CORP.	$111,529	147,544
17,150	PULTEGROUP, INC.	834,021	2,011,009
4,543	ROSS STORES, INC.	468,350	818,376
3,808	ROYAL CARIBBEAN CRUISES LTD.	172,635	1,062,127
17,126	STARBUCKS CORP.	117,695	1,442,180
5,800	TAPESTRY, INC.	163,077	741,066
62,900	TESLA, INC.(c)	15,076,222	28,287,388
13,300	TJX (THE) COS., INC.	1,264,358	2,043,013
31,659	TOLL BROTHERS, INC.	1,844,510	4,280,930
8,300	TRACTOR SUPPLY CO.	395,067	415,083
600	ULTA BEAUTY, INC.(c)	232,308	363,006
28,250	WILLIAMS-SONOMA, INC.	1,875,952	5,045,168
1,554	WYNN RESORTS LTD.	31,066	186,993
3,900	YUM! BRANDS, INC.	472,661	589,992
		76,731,152	151,226,199	10.47%
Consumer Staples:
130,346	ALTRIA GROUP, INC.	6,210,041	7,515,750
10,300	ARCHER-DANIELS-MIDLAND CO.	188,618	592,147
17,000	BROWN-FORMAN CORP., CLASS B	460,280	443,020
10,068	CHURCH & DWIGHT CO., INC.	241,887	844,202
1,700	CLOROX (THE) CO.	210,031	171,411
65,185	COCA-COLA (THE) CO.	1,620,785	4,557,083
19,480	COLGATE-PALMOLIVE CO.	1,410,034	1,539,310
10,200	CONAGRA BRANDS, INC.	207,304	176,562
3,488	CONSTELLATION BRANDS, INC., CLASS A	467,186	481,204
5,961	COSTCO WHOLESALE CORP.	3,710,378	5,140,409
5,400	DOLLAR GENERAL CORP.	387,809	716,958
4,124	DOLLAR TREE, INC.(c)	233,533	507,293
3,600	ESTEE LAUDER (THE) COS., INC., CLASS A	269,015	376,992
12,400	GENERAL MILLS, INC.	277,055	576,600
2,942	HERSHEY (THE) CO.	250,275	535,385
20,877	HORMEL FOODS CORP.	429,139	494,785
1,300	J.M. SMUCKER (THE) CO.	60,304	127,153
4,477	KIMBERLY-CLARK CORP.	420,547	451,685
35,505	KRAFT HEINZ (THE) CO.	830,326	860,996
76,566	KROGER (THE) CO.	2,518,998	4,783,844
1,833	LAMB WESTON HOLDINGS, INC.	73,271	76,784
7,200	MCCORMICK & CO., INC. (NON VOTING)	396,095	490,392
2,360	MOLSON COORS BEVERAGE CO., CLASS B	84,088	110,165
8,033	MONDELEZ INTERNATIONAL, INC., CLASS A	164,034	432,416
11,372	MONSTER BEVERAGE CORP.(c)	517,685	871,891
22,491	PEPSICO, INC.	2,199,569	3,227,908
19,905	PHILIP MORRIS INTERNATIONAL, INC.	1,907,691	3,192,762
29,060	PROCTER & GAMBLE (THE) CO.	1,225,258	4,164,589
7,100	SYSCO CORP.	110,707	523,199
5,041	TARGET CORP.	418,167	492,758
7,967	TYSON FOODS, INC., CLASS A	312,870	467,026
98,754	WALMART, INC.	3,524,013	11,002,183
		31,336,993	55,944,862	3.87%
Energy:
15,393	BAKER HUGHES CO.	377,695	700,997
36,408	CHEVRON CORP.	2,037,649	5,548,943
23,525	CONOCOPHILLIPS	572,618	2,202,175
74,637	COTERRA ENERGY, INC.	1,725,468	1,964,446
6,026	DEVON ENERGY CORP.	160,506	220,732
8,600	DIAMONDBACK ENERGY, INC.	1,119,940	1,292,838
42,575	EOG RESOURCES, INC.	4,022,127	4,470,801
9,600	EQT CORP.	399,265	514,560
89,635	EXXON MOBIL CORP.	6,328,240	10,786,676
13,400	HALLIBURTON CO.	278,587	378,684
49,812	KINDER MORGAN, INC.	676,557	1,369,332
16,786	MARATHON PETROLEUM CORP.	1,500,674	2,729,907
236,343	NOV, INC.	3,483,695	3,694,041
13,235	OCCIDENTAL PETROLEUM CORP.	329,934	544,223
6,700	ONEOK, INC.	273,061	492,450
6,438	PHILLIPS 66	440,133	830,760
25,733	SLB LTD.	658,749	987,633
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy (Cont'd):
2,900	TARGA RESOURCES CORP.	$189,675	535,050
17,291	TECHNIPFMC PLC(b)	710,289	770,487
11,373	VALERO ENERGY CORP.	562,148	1,851,411
13,000	WILLIAMS (THE) COS., INC.	195,867	781,430
		26,042,877	42,667,576	2.96%
Financials:
6,579	AFLAC, INC.	439,251	725,466
20,769	ALLSTATE (THE) CORP.	2,367,553	4,323,067
9,333	AMERICAN EXPRESS CO.	1,092,631	3,452,743
31,871	AMERICAN INTERNATIONAL GROUP, INC.	1,566,127	2,726,564
2,745	AMERIPRISE FINANCIAL, INC.	869,321	1,345,983
3,548	AON PLC, CLASS A(b)	760,558	1,252,018
24,110	APOLLO GLOBAL MANAGEMENT, INC.	3,297,168	3,490,164
4,455	ARCH CAPITAL GROUP LTD.(c)	219,651	427,324
1,900	ARTHUR J. GALLAGHER & CO.	371,876	491,701
26,045	ASSURANT, INC.	3,816,300	6,272,938
22,198	ASSURED GUARANTY LTD.	1,695,078	1,994,934
54,484	AXIS CAPITAL HOLDINGS LTD.	3,112,506	5,834,692
103,602	BANK OF AMERICA CORP.	1,138,664	5,698,110
74,408	BANK OF NEW YORK MELLON (THE) CORP.	4,962,843	8,638,025
9,516	BANK OZK	430,509	437,926
45,564	BERKSHIRE HATHAWAY, INC., CLASS B(c)	10,548,382	22,902,745
2,400	BLACKROCK, INC.	1,749,231	2,568,816
11,376	BLACKSTONE, INC.	1,249,758	1,753,497
2,207	BOK FINANCIAL CORP.	215,924	261,441
4,700	BROWN & BROWN, INC.	377,736	374,590
14,375	CAPITAL ONE FINANCIAL CORP.	1,299,009	3,483,925
8,746	CBOE GLOBAL MARKETS, INC.	1,773,176	2,195,246
26,608	CHARLES SCHWAB (THE) CORP.	878,935	2,658,405
6,685	CHUBB LTD.(b)	1,034,817	2,086,522
300	CINCINNATI FINANCIAL CORP.	34,708	48,996
75,974	CITIGROUP, INC.	3,255,219	8,865,406
26,097	CME GROUP, INC.	5,612,241	7,126,569
21,145	CNA FINANCIAL CORP.	893,958	1,009,462
79,228	COREBRIDGE FINANCIAL, INC.	1,411,696	2,390,309
1,000	CORPAY, INC.(c)	266,785	300,930
1,402	EVEREST GROUP LTD.	416,252	475,769
2,300	FACTSET RESEARCH SYSTEMS, INC.	625,906	667,437
469	FAIRFAX FINANCIAL HOLDINGS LTD.(b)	86,576	894,860
8,303	FIDELITY NATIONAL INFORMATION SERVICES, INC.	169,776	551,817
10,565	FIFTH THIRD BANCORP	109,297	494,548
361	FIRST CITIZENS BANCSHARES, INC., CLASS A	504,565	774,771
2,376	FISERV, INC.(c)	95,749	159,596
4,800	FRANKLIN RESOURCES, INC.	85,895	114,672
5,196	GLOBAL PAYMENTS, INC.	368,161	402,170
1,100	GLOBE LIFE, INC.	90,838	153,846
7,579	GOLDMAN SACHS GROUP (THE), INC.	807,418	6,661,941
11,988	HANOVER INSURANCE GROUP (THE), INC.	1,769,954	2,191,047
5,619	HARTFORD INSURANCE GROUP (THE), INC.	468,941	774,298
43,846	HUNTINGTON BANCSHARES, INC.	221,603	760,728
10,000	INTERACTIVE BROKERS GROUP, INC., CLASS A	693,555	643,100
7,140	INTERCONTINENTAL EXCHANGE, INC.	634,550	1,156,394
6,900	INVESCO LTD.	97,513	181,263
28,800	JANUS HENDERSON GROUP PLC(b)	925,965	1,370,016
56,092	JPMORGAN CHASE & CO.	3,647,942	18,073,964
20,104	KEYCORP	178,289	414,947
10,500	KKR & CO., INC.	1,309,474	1,338,540
7,377	MARSH & MCLENNAN COS., INC.	675,052	1,368,581
17,267	MASTERCARD, INC., CLASS A	5,624,860	9,857,385
12,131	METLIFE, INC.	717,545	957,621
84,222	MGIC INVESTMENT CORP.	1,181,306	2,460,967
2,500	MOODY'S CORP.	773,332	1,277,125
1,300	MSCI, INC.	623,661	745,849
6,400	NASDAQ, INC.	142,009	621,632
2,000	NORTHERN TRUST CORP.	264,915	273,180
15,476	PAYPAL HOLDINGS, INC.	799,357	903,489
7,114	PNC FINANCIAL SERVICES GROUP (THE), INC.	273,331	1,484,905
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont'd):
10,575	POPULAR, INC.	$728,404	1,316,799
2,900	PRINCIPAL FINANCIAL GROUP, INC.	116,400	255,809
7,688	PROGRESSIVE (THE) CORP.	858,806	1,750,711
5,900	PRUDENTIAL FINANCIAL, INC.	182,566	665,992
2,550	RAYMOND JAMES FINANCIAL, INC.	288,037	409,505
6,699	REGIONS FINANCIAL CORP.	27,215	181,543
9,764	REINSURANCE GROUP OF AMERICA, INC.	1,439,746	1,986,583
8,762	RENAISSANCERE HOLDINGS LTD.	1,929,599	2,463,524
6,100	S&P GLOBAL, INC.	2,172,779	3,187,799
1,300	STATE STREET CORP.	86,298	167,713
92,585	SYNCHRONY FINANCIAL	2,559,891	7,724,367
14,552	T. ROWE PRICE GROUP, INC.	1,079,450	1,489,834
3,020	TRAVELERS (THE) COS., INC.	193,928	875,981
41,430	TRUIST FINANCIAL CORP.	1,152,936	2,038,770
20,785	U.S. BANCORP	423,741	1,109,088
66,669	UNUM GROUP	2,805,095	5,166,848
56,013	VIRTU FINANCIAL, INC., CLASS A	1,731,131	1,866,353
29,237	VISA, INC., CLASS A	5,874,347	10,253,708
17,672	W.R. BERKLEY CORP.	230,535	1,239,161
51,027	WELLS FARGO & CO.	729,863	4,755,716
214,954	WESTERN UNION (THE) CO.	1,746,008	2,001,222
6,655	WEX, INC.(c)	815,650	991,462
2,000	WILLIS TOWERS WATSON PLC(b)	510,259	657,200
		108,807,882	215,900,660	14.95%
Health Care:
23,834	ABBOTT LABORATORIES	1,687,374	2,986,162
35,041	ABBVIE, INC.	3,204,389	8,006,518
13,100	AGILENT TECHNOLOGIES, INC.	1,347,536	1,782,517
3,300	ALIGN TECHNOLOGY, INC.(c)	452,815	515,295
11,340	AMGEN, INC.	2,272,114	3,711,695
5,009	BECTON, DICKINSON & CO.	620,881	972,097
2,300	BIOGEN, INC.(c)	267,633	404,777
2,500	BIO-TECHNE CORP.	125,343	147,025
27,032	BOSTON SCIENTIFIC CORP.(c)	150,897	2,577,501
25,280	BRISTOL-MYERS SQUIBB CO.	811,175	1,363,603
11,188	CARDINAL HEALTH, INC.	963,606	2,299,134
21,977	CENCORA, INC.	4,315,699	7,422,732
900	CHARLES RIVER LABORATORIES INTERNATIONAL, INC.(c)	130,770	179,532
11,337	CIGNA GROUP (THE)	2,397,193	3,120,283
20,825	CVS HEALTH CORP.	1,093,767	1,652,672
10,960	DANAHER CORP.	876,007	2,508,963
6,700	DEXCOM, INC.(c)	135,781	444,679
7,700	EDWARDS LIFESCIENCES CORP.(c)	558,658	656,425
1,556	ELEVANCE HEALTH, INC.	357,487	545,456
12,663	ELI LILLY & CO.	2,838,353	13,608,673
64,606	EXELIXIS, INC.(c)	1,483,675	2,831,681
6,882	GE HEALTHCARE TECHNOLOGIES, INC.	390,423	564,462
19,417	GILEAD SCIENCES, INC.	384,467	2,383,243
3,200	HCA HEALTHCARE, INC.	955,522	1,493,952
1,700	HENRY SCHEIN, INC.(c)	107,607	128,486
5,008	HOLOGIC, INC.(c)	81,572	373,046
3,087	IDEXX LABORATORIES, INC.(c)	1,195,016	2,088,448
45,016	INCYTE CORP.(c)	2,472,640	4,446,230
2,800	INSULET CORP.(c)	505,243	795,872
4,900	INTUITIVE SURGICAL, INC.(c)	938,250	2,775,164
3,773	IQVIA HOLDINGS, INC.(c)	448,528	850,472
37,661	JOHNSON & JOHNSON	3,696,952	7,793,944
700	LABCORP HOLDINGS, INC.	172,629	175,616
6,065	MCKESSON CORP.	1,645,672	4,975,059
628	MEDPACE HOLDINGS, INC.(c)	344,430	352,716
9,100	MEDTRONIC PLC(b)	737,852	874,146
40,678	MERCK & CO., INC.	1,150,731	4,281,766
500	METTLER-TOLEDO INTERNATIONAL, INC.(c)	542,391	697,095
12,500	MODERNA, INC.(c)	313,170	368,625
2,600	MOLINA HEALTHCARE, INC.(c)	402,890	451,204
1,647	ORGANON & CO.	14,705	11,809
90,708	PFIZER, INC.	1,545,178	2,258,629
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont'd):
1,400	QUEST DIAGNOSTICS, INC.	$174,774	242,942
4,658	REGENERON PHARMACEUTICALS, INC.	2,990,735	3,595,370
4,000	RESMED, INC.	81,990	963,480
15,139	SOLVENTUM CORP.(c)	844,740	1,199,614
1,200	STERIS PLC	204,368	304,224
3,100	STRYKER CORP.	865,871	1,089,557
5,022	THERMO FISHER SCIENTIFIC, INC.	1,960,164	2,909,998
8,927	UNITED THERAPEUTICS CORP.(c)	2,166,861	4,349,681
22,297	UNITEDHEALTH GROUP, INC.	5,426,874	7,360,463
2,838	UNIVERSAL HEALTH SERVICES, INC., CLASS B	257,448	618,741
3,400	VERTEX PHARMACEUTICALS, INC.(c)	586,843	1,541,424
4,826	VIATRIS, INC.	36,838	60,084
700	WATERS CORP.(c)	16,422	265,881
1,100	WEST PHARMACEUTICAL SERVICES, INC.	239,756	302,654
3,374	ZIMMER BIOMET HOLDINGS, INC.	135,863	303,390
3,620	ZOETIS, INC.	494,096	455,468
		60,620,664	121,440,375	8.41%
Industrials:
12,787	3M CO.	787,976	2,047,199
1,400	A.O. SMITH CORP.	72,742	93,632
17,717	ACUITY, INC.	2,880,782	6,378,829
100	ALLEGION PLC(b)	10,618	15,922
49,948	ALLISON TRANSMISSION HOLDINGS, INC.	2,135,146	4,889,909
5,175	AMETEK, INC.	73,221	1,062,479
7,466	AUTOMATIC DATA PROCESSING, INC.	537,997	1,920,479
1,300	AXON ENTERPRISE, INC.(c)	398,627	738,309
12,087	BOEING (THE) CO.(c)	1,667,130	2,624,329
2,213	BROADRIDGE FINANCIAL SOLUTIONS, INC.	89,066	493,875
21,594	BUILDERS FIRSTSOURCE, INC.(c)	1,694,679	2,221,807
2,200	C.H. ROBINSON WORLDWIDE, INC.	156,465	353,672
16,840	CARRIER GLOBAL CORP.	379,615	889,826
12,360	CATERPILLAR, INC.	962,839	7,080,673
17,200	CINTAS CORP.	667,194	3,234,804
13,400	COPART, INC.(c)	380,358	524,610
39,272	CSX CORP.	903,591	1,423,610
4,218	CUMMINS, INC.	959,137	2,153,078
948	CURTISS-WRIGHT CORP.	262,835	522,604
2,300	DAYFORCE, INC.(c)	122,843	159,068
3,193	DEERE & CO.	101,416	1,486,565
11,840	DELTA AIR LINES, INC.	465,882	821,696
225	DOVER CORP.	26,143	43,929
9,827	EATON CORP. PLC(b)	254,796	3,129,998
3,561	EMCOR GROUP, INC.	649,186	2,178,584
6,305	EMERSON ELECTRIC CO.	741,680	836,800
2,510	EQUIFAX, INC.	539,450	544,620
2,900	EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.	275,171	432,129
2,856	FEDEX CORP.	262,843	824,984
7,076	FORTIVE CORP.	280,397	390,666
110,089	GATES INDUSTRIAL CORP. PLC(c)	1,234,770	2,363,611
10,112	GE VERNOVA, INC.	2,406,675	6,608,900
5,270	GENERAL DYNAMICS CORP.	1,121,102	1,774,198
46,868	GENERAL ELECTRIC CO.	4,288,732	14,436,750
12,694	HONEYWELL INTERNATIONAL, INC.	1,051,372	2,476,472
29,639	HOWMET AEROSPACE, INC.	957,715	6,076,588
5,712	HUBBELL, INC.	1,323,044	2,536,756
6,628	HUNTINGTON INGALLS INDUSTRIES, INC.	1,792,442	2,253,984
1,371	IDEX CORP.	119,804	243,956
4,924	ILLINOIS TOOL WORKS, INC.	182,025	1,212,781
4,000	INGERSOLL RAND, INC.	219,892	316,880
800	JB HUNT TRANSPORT SERVICES, INC.	111,216	155,472
9,859	JOHNSON CONTROLS INTERNATIONAL PLC	813,672	1,180,615
2,652	L3HARRIS TECHNOLOGIES, INC.	422,126	778,548
3,800	LOCKHEED MARTIN CORP.	1,517,617	1,837,946
5,354	MASCO CORP.	232,203	339,765
4,962	NORFOLK SOUTHERN CORP.	1,035,097	1,432,629
2,380	NORTHROP GRUMMAN CORP.	359,223	1,357,100
7,800	OLD DOMINION FREIGHT LINE, INC.	666,126	1,223,040
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont'd):
5,320	OTIS WORLDWIDE CORP.	$90,693	464,702
22,367	OWENS CORNING	2,031,477	2,503,091
22,310	PACCAR, INC.	1,506,462	2,443,168
4,628	PARKER-HANNIFIN CORP.	350,966	4,067,827
8,185	PAYCHEX, INC.	892,680	918,193
587	PAYCOM SOFTWARE, INC.	86,275	93,544
2,719	PENTAIR PLC(b)	57,667	283,157
1,637	QUANTA SERVICES, INC.	462,020	690,912
3,217	REPUBLIC SERVICES, INC.	303,852	681,779
5,156	ROCKET LAB CORP.(c)	200,262	359,683
2,000	ROCKWELL AUTOMATION, INC.	624,795	778,140
10,172	ROLLINS, INC.	254,570	610,523
68,896	RTX CORP.	6,656,585	12,635,526
17,901	RYDER SYSTEM, INC.	1,534,307	3,426,072
9,200	SOUTHWEST AIRLINES CO.	248,654	380,236
2,057	STANLEY BLACK & DECKER, INC.	58,948	152,794
8,554	TEXTRON, INC.	551,135	745,652
11,005	TRANE TECHNOLOGIES PLC(b)	621,772	4,283,146
600	TRANSDIGM GROUP, INC.	226,294	797,910
30,766	UBER TECHNOLOGIES, INC.(c)	1,996,183	2,513,890
9,702	UNION PACIFIC CORP.	1,232,512	2,244,267
4,500	UNITED AIRLINES HOLDINGS, INC.(c)	194,042	503,190
6,886	UNITED PARCEL SERVICE, INC., CLASS B	469,815	683,022
4,560	UNITED RENTALS, INC.	773,617	3,690,499
2,021	VERALTO CORP.	14,111	201,655
494	VERISK ANALYTICS, INC.	83,738	110,503
2,626	VERTIV HOLDINGS CO., CLASS A	117,276	425,438
8,650	WASTE MANAGEMENT, INC.	135,675	1,900,492
2,100	WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORP.	208,398	448,245
600	WW GRAINGER, INC.	592,704	605,430
3,200	XYLEM, INC.	174,704	435,776
		61,346,867	148,203,138	10.27%
Information Technology:
14,286	ACCENTURE PLC, CLASS A(b)	3,485,708	3,832,934
7,199	ADOBE, INC.(c)	944,096	2,519,578
25,137	ADVANCED MICRO DEVICES, INC.(c)	1,144,075	5,383,340
42,836	AMKOR TECHNOLOGY, INC.	749,635	1,691,165
19,000	AMPHENOL CORP., CLASS A	920,353	2,567,660
6,949	ANALOG DEVICES, INC.	679,925	1,884,569
327,463	APPLE, INC.	30,634,530	89,024,091
21,531	APPLIED MATERIALS, INC.	2,152,713	5,533,252
11,089	APPLOVIN CORP., CLASS A(c)	2,610,486	7,471,990
41,328	ARISTA NETWORKS, INC.(c)	2,490,023	5,415,208
3,186	AUTODESK, INC.(c)	430,853	943,088
25,946	AVNET, INC.	1,082,080	1,247,484
109,030	BROADCOM, INC.	8,663,026	37,735,283
11,600	CADENCE DESIGN SYSTEMS, INC.(c)	970,077	3,625,928
8,200	CDW CORP.	477,146	1,116,840
12,223	CIRRUS LOGIC, INC.(c)	1,492,353	1,448,425
75,685	CISCO SYSTEMS, INC.	2,382,778	5,830,016
10,994	COGNIZANT TECHNOLOGY SOLUTIONS CORP., CLASS A	582,615	912,502
15,600	CORNING, INC.	85,176	1,365,936
3,700	CROWDSTRIKE HOLDINGS, INC., CLASS A(c)	1,008,315	1,734,412
4,500	DATADOG, INC., CLASS A(c)	618,732	611,955
6,187	DELL TECHNOLOGIES, INC., CLASS C	598,890	778,820
38,021	DROPBOX, INC., CLASS A(c)	796,223	1,056,984
37,272	DXC TECHNOLOGY CO.(c)	494,675	546,035
100	F5, INC.(c)	14,240	25,526
2,949	FAIR ISAAC CORP.(c)	1,596,171	4,985,638
1,800	FIRST SOLAR, INC.(c)	224,614	470,214
27,615	FORTINET, INC.(c)	393,491	2,192,907
4,257	GARTNER, INC.(c)	1,029,461	1,073,956
22,781	GEN DIGITAL, INC.	207,695	619,415
3,773	GODADDY, INC., CLASS A(c)	514,519	468,154
100,994	HEWLETT PACKARD ENTERPRISE CO.	1,239,124	2,425,876
178,617	HP, INC.	4,543,171	3,979,587
68,265	INTEL CORP.(c)	1,053,834	2,518,978
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont'd):
13,523	INTERNATIONAL BUSINESS MACHINES CORP.	$1,632,353	4,005,648
4,280	INTUIT, INC.	896,120	2,835,158
25,938	JABIL, INC.	2,190,154	5,914,383
3,000	KEYSIGHT TECHNOLOGIES, INC.(c)	410,598	609,570
5,676	KLA CORP.	1,927,363	6,896,794
45,530	LAM RESEARCH CORP.	471,075	7,793,825
24,368	MICROCHIP TECHNOLOGY, INC.	646,205	1,552,729
32,616	MICRON TECHNOLOGY, INC.	779,843	9,308,933
163,756	MICROSOFT CORP.	26,604,717	79,195,677
600	MONOLITHIC POWER SYSTEMS, INC.	229,398	543,816
2,800	MOTOROLA SOLUTIONS, INC.	775,984	1,073,296
4,583	NETAPP, INC.	430,412	490,793
564,415	NVIDIA CORP.	12,753,050	105,263,397
3,825	NXP SEMICONDUCTORS N.V.(b)	327,712	830,254
1,900	ON SEMICONDUCTOR CORP.(c)	98,376	102,885
26,477	ORACLE CORP.	2,227,979	5,160,632
65,185	PALANTIR TECHNOLOGIES, INC., CLASS A(c)	4,792,111	11,586,634
10,200	PALO ALTO NETWORKS, INC.(c)	1,451,753	1,878,840
4,000	PTC, INC.(c)	313,055	696,840
3,681	QNITY ELECTRONICS, INC.	127,119	300,554
28,348	QUALCOMM, INC.	3,536,463	4,848,925
2,358	RALLIANT CORP.	91,775	120,046
63,434	RINGCENTRAL, INC., CLASS A(c)	1,642,065	1,831,974
900	ROPER TECHNOLOGIES, INC.	194,232	400,617
13,390	SALESFORCE, INC.	939,415	3,547,145
1,681	SANDISK CORP.(c)	20,521	399,036
1,742	SEAGATE TECHNOLOGY HOLDINGS PLC	16,384	479,729
15,950	SERVICENOW, INC.(c)	959,704	2,443,380
9,771	SKYWORKS SOLUTIONS, INC.	675,347	619,579
10,200	SUPER MICRO COMPUTER, INC.(c)	318,412	298,554
5,700	SYNOPSYS, INC.(c)	604,602	2,677,404
7,524	TD SYNNEX CORP.	672,396	1,130,331
800	TE CONNECTIVITY PLC(b)	98,296	182,008
600	TELEDYNE TECHNOLOGIES, INC.(c)	226,008	306,438
5,300	TERADYNE, INC.	138,023	1,025,868
27,783	TEXAS INSTRUMENTS, INC.	936,448	4,820,073
7,049	TRIMBLE, INC.(c)	94,849	552,289
2,896	TWILIO, INC., CLASS A(c)	287,823	411,927
700	TYLER TECHNOLOGIES, INC.(c)	300,961	317,765
5,846	UBIQUITI, INC.	2,066,170	3,234,884
1,376	VERISIGN, INC.	283,031	334,299
5,245	WESTERN DIGITAL CORP.	69,838	903,556
700	ZEBRA TECHNOLOGIES CORP., CLASS A(c)	142,504	169,974
42,515	ZOOM COMMUNICATIONS, INC.(c)	2,565,924	3,668,619
		152,277,371	483,802,824	33.51%
Materials:
2,394	AIR PRODUCTS AND CHEMICALS, INC.	355,952	591,366
8,289	ALBEMARLE CORP.	402,966	1,172,396
108,917	AMCOR PLC(b)	810,073	908,368
43,368	ANGLOGOLD ASHANTI PLC(b)	2,935,197	3,698,423
4,465	AVERY DENNISON CORP.	425,188	812,094
4,600	BALL CORP.	248,396	243,662
200	CF INDUSTRIES HOLDINGS, INC.	17,729	15,468
7,862	CORTEVA, INC.	164,943	526,990
27,702	DOW, INC.	634,481	647,673
7,362	DUPONT DE NEMOURS, INC.	91,392	295,953
3,991	ECOLAB, INC.	236,070	1,047,717
23,600	FREEPORT-MCMORAN, INC.	465,657	1,198,644
3,521	INTERNATIONAL FLAVORS & FRAGRANCES, INC.	229,674	237,280
6,465	LINDE PLC	1,521,181	2,756,611
4,476	LYONDELLBASELL INDUSTRIES N.V., CLASS A	176,907	193,811
1,100	MARTIN MARIETTA MATERIALS, INC.	253,615	684,926
26,529	MOSAIC (THE) CO.	643,446	639,084
82,293	NEWMONT CORP.	5,250,569	8,216,956
1,000	NUCOR CORP.	114,108	163,110
1,300	PACKAGING CORP. OF AMERICA	173,604	268,099
5,172	PPG INDUSTRIES, INC.	123,888	529,923
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Materials (Cont'd):
1,000	SHERWIN-WILLIAMS (THE) CO.	$342,418	324,030
3,173	SOLSTICE ADVANCED MATERIALS, INC.(c)	64,517	154,144
5,400	STEEL DYNAMICS, INC.	576,937	915,030
2,100	VULCAN MATERIALS CO.	63,441	598,962
		16,322,349	26,840,720	1.86%
Real Estate:
2,500	ALEXANDRIA REAL ESTATE EQUITIES, INC.	131,617	122,350
6,250	AMERICAN TOWER CORP.	780,212	1,097,312
1,934	AVALONBAY COMMUNITIES, INC.	225,956	350,654
3,288	BXP, INC.	160,334	221,874
1,500	CAMDEN PROPERTY TRUST	88,106	165,120
3,700	CBRE GROUP, INC., CLASS A(c)	481,875	594,923
15,300	CROWN CASTLE, INC.	1,072,156	1,359,711
4,957	DIGITAL REALTY TRUST, INC.	650,238	766,897
1,416	EQUINIX, INC.	512,288	1,084,883
5,416	EQUITY RESIDENTIAL	174,162	341,425
675	ESSEX PROPERTY TRUST, INC.	73,174	176,634
3,300	EXTRA SPACE STORAGE, INC.	353,898	429,726
1,000	FEDERAL REALTY INVESTMENT TRUST	55,911	100,800
70	GAMING AND LEISURE PROPERTIES, INC.	2,750	3,128
7,000	HEALTHPEAK PROPERTIES, INC.	60,139	112,560
10,022	HOST HOTELS & RESORTS, INC.	68,301	177,690
7,700	INVITATION HOMES, INC.	228,811	213,983
4,541	IRON MOUNTAIN, INC.	319,795	376,676
6,872	KIMCO REALTY CORP.	64,536	139,295
1,800	MID-AMERICA APARTMENT COMMUNITIES, INC.	132,698	250,038
14,318	PROLOGIS, INC.	593,996	1,827,836
1,735	PUBLIC STORAGE	227,274	450,232
13,602	REALTY INCOME CORP.	619,439	766,745
3,900	REGENCY CENTERS CORP.	85,344	269,217
2,100	SBA COMMUNICATIONS CORP.	214,169	406,203
7,934	SIMON PROPERTY GROUP, INC.	704,821	1,468,663
33	SUN COMMUNITIES, INC.	3,097	4,089
4,100	UDR, INC.	63,318	150,388
100	VENTAS, INC.	3,967	7,738
13,565	VICI PROPERTIES, INC.	319,963	381,448
9,100	WELLTOWER, INC.	860,668	1,689,051
10,216	WEYERHAEUSER CO.	197,853	242,017
		9,530,866	15,749,306	1.09%
Utilities:
11,900	AES (THE) CORP.	132,426	170,646
2,000	ALLIANT ENERGY CORP.	24,835	130,020
2,100	AMEREN CORP.	89,374	209,706
8,400	AMERICAN ELECTRIC POWER CO., INC.	680,906	968,604
3,900	AMERICAN WATER WORKS CO., INC.	482,205	508,950
2,300	ATMOS ENERGY CORP.	340,884	385,549
6,000	CENTERPOINT ENERGY, INC.	71,768	230,040
10,200	CMS ENERGY CORP.	115,866	713,286
5,075	CONSOLIDATED EDISON, INC.	328,937	504,049
5,200	CONSTELLATION ENERGY CORP.	542,360	1,837,004
15,573	DOMINION ENERGY, INC.	557,765	912,422
8,900	DTE ENERGY CO.	709,034	1,147,922
7,451	DUKE ENERGY CORP.	257,148	873,332
4,325	EDISON INTERNATIONAL	135,088	259,586
5,728	ENTERGY CORP.	233,541	529,439
6,621	EVERGY, INC.	326,781	479,956
4,961	EVERSOURCE ENERGY	125,492	334,024
14,800	EXELON CORP.	524,799	645,132
8,000	FIRSTENERGY CORP.	234,641	358,160
12,676	NATIONAL FUEL GAS CO.	999,456	1,014,841
35,354	NEXTERA ENERGY, INC.	1,375,909	2,838,219
7,100	NISOURCE, INC.	49,003	296,496
21,700	NRG ENERGY, INC.	1,897,450	3,455,508
34,700	PG&E CORP.	474,921	557,629
7,900	PINNACLE WEST CAPITAL CORP.	524,840	700,730
9,600	PPL CORP.	221,808	336,192
7,700	PUBLIC SERVICE ENTERPRISE GROUP, INC.	568,584	618,310
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Utilities (Cont'd):
11,100	SEMPRA	$494,416	980,019
19,600	SOUTHERN (THE) CO.	1,100,845	1,709,120
5,300	VISTRA CORP.	610,747	855,049
2,200	WEC ENERGY GROUP, INC.	155,370	232,012
5,800	XCEL ENERGY, INC.	423,782	428,388
		14,810,981	25,220,340	1.75%
	Sub-total Common Stocks:	606,159,319	1,437,106,828	99.54%
Escrows:
Communication Services:
1,360	GCI LIBERTY, INC., CLASS A(c)(d)	-	-
		-	-	0.00%
	Sub-total Escrows:	-	-	0.00%
Rights:
Health Care:
300	ABIOMED, INC. (CONTINGENT VALUE RIGHTS)(c)(d)	-	-
		-	-	0.00%
	Sub-total Rights:	-	-	0.00%
Short-Term Investments:
6,560,695	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, INSTITUTIONAL SHARES, 3.66%(e)	6,560,695	6,560,695
	Sub-total Short-Term Investments:	6,560,695	6,560,695	0.46%
	Total Investments	$612,720,014	1,443,667,523	100.00%

Notes to Schedule of Investments:
(a)	Investments are valued in accordance with procedures described in Note 2 to the financial statements.
(b)
Foreign security values are stated in U.S. dollars. As of December 31, 2025, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 2.14% of net assets.

(c)	Non-income producing assets.
(d)	Security has been deemed worthless and is a Level 3 investment.
(e)
The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2024, the value of the Clearwater Core Equity Fund's investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $6,445,998 with net purchases of $114,697 during the fiscal year ended December 31, 2025.

See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2025

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Communication Services:
1,052	ANGI, INC.(b)	$12,766	13,602
5,598	BANDWIDTH, INC., CLASS A(b)	82,796	86,489
500	CABLE ONE, INC.	73,689	56,425
25,706	CARGURUS, INC.(b)	829,320	985,825
956	CARS.COM, INC.(b)	12,838	11,663
3,900	CINEMARK HOLDINGS, INC.	102,994	90,636
574	COGENT COMMUNICATIONS HOLDINGS, INC.	13,353	12,375
1,243	DOUBLEVERIFY HOLDINGS, INC.(b)	14,228	14,220
17,772	EVERQUOTE, INC., CLASS A(b)	340,237	479,844
5,001	GLOBALSTAR, INC.(b)	324,371	305,261
5,700	GOGO, INC.(b)	39,649	26,562
382	IAC, INC.(b)	14,911	14,936
41,651	IDT CORP., CLASS B	2,124,418	2,132,948
4,589	IRIDIUM COMMUNICATIONS, INC.	76,734	79,757
14,835	JOHN WILEY & SONS, INC., CLASS A	470,197	454,396
119,460	LUMEN TECHNOLOGIES, INC.(b)	759,439	928,204
4,436	MADISON SQUARE GARDEN ENTERTAINMENT CORP.(b)	230,687	239,056
1,018	MADISON SQUARE GARDEN SPORTS CORP.(b)	198,374	263,306
26,407	MEDIAALPHA, INC., CLASS A(b)	313,937	341,971
277,260	NEXXEN INTERNATIONAL LTD.(b)(c)	2,167,785	1,813,280
52,090	PLAYTIKA HOLDING CORP.(c)	211,120	205,756
31,054	QUINSTREET, INC.(b)	445,264	446,246
396	SCHOLASTIC CORP.	11,535	11,734
2,536	SHENANDOAH TELECOMMUNICATIONS CO.	29,664	29,316
108,370	SHUTTERSTOCK, INC.	2,890,976	2,069,867
216,132	TECHTARGET, INC.(b)	1,716,253	1,167,113
5,062	TEGNA, INC.	94,372	98,253
4,200	TELEPHONE AND DATA SYSTEMS, INC.	144,674	172,200
29,716	THRYV HOLDINGS, INC.(b)	180,268	179,782
24,769	TRIPADVISOR, INC.(b)	377,469	360,637
7,648	UNITI GROUP, INC.(b)	55,187	53,613
23,677	YELP, INC.(b)	774,687	719,544
84,043	ZIFF DAVIS, INC.(b)	3,037,247	2,954,111
53,691	ZIPRECRUITER, INC., CLASS A(b)	279,742	209,395
		18,451,181	17,028,323	3.77%
Consumer Discretionary:
3,435	ABERCROMBIE & FITCH CO., CLASS A(b)	269,561	432,363
4,946	ACADEMY SPORTS & OUTDOORS, INC.	219,855	247,102
1,946	ACUSHNET HOLDINGS CORP.	125,001	155,330
3,000	ADIENT PLC(b)	59,960	57,510
1,841	ADTALEM GLOBAL EDUCATION, INC.(b)	185,417	190,488
1,296	ADVANCE AUTO PARTS, INC.	44,995	50,933
7,500	AMERICAN EAGLE OUTFITTERS, INC.	67,923	197,775
15,096	AMERICAN PUBLIC EDUCATION, INC.(b)	405,764	570,629
27,973	ARHAUS, INC.(b)	302,659	313,577
701	ASBURY AUTOMOTIVE GROUP, INC.(b)	131,278	163,004
4,100	BJ'S RESTAURANTS, INC.(b)	140,610	161,540
2,371	BOOT BARN HOLDINGS, INC.(b)	393,926	418,410
5,468	BORGWARNER, INC.	158,711	246,388
2,540	BRINKER INTERNATIONAL, INC.(b)	374,191	364,541
22,209	BUCKLE (THE), INC.	1,259,734	1,186,405
3,728	CAESARS ENTERTAINMENT, INC.(b)	89,034	87,198
8,400	CARMAX, INC.(b)	342,851	324,576
1,400	CARTER'S, INC.	44,364	45,402
191	CAVCO INDUSTRIES, INC.(b)	114,739	112,831
199,372	CENTURY CASINOS, INC.(b)	1,186,230	265,165
1,948	CENTURY COMMUNITIES, INC.	87,986	115,614
2,100	CHAMPION HOMES, INC.(b)	143,155	177,450
480	CHEESECAKE FACTORY (THE), INC.	24,235	24,230
70,046	COURSERA, INC.(b)	528,488	515,539
3,190	DANA, INC.	70,828	75,794
19,479	DENNY'S CORP.(b)	232,488	121,159
408	DICK'S SPORTING GOODS, INC.	90,723	80,772
1,216	DORMAN PRODUCTS, INC.(b)	134,927	149,799
159,280	DREAM FINDERS HOMES, INC., CLASS A(b)	3,212,153	2,723,688
870	ETHAN ALLEN INTERIORS, INC.	23,306	19,871
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Discretionary (Cont'd):
4,679	ETSY, INC.(b)	$232,947	259,404
8,164	FRONTDOOR, INC.(b)	398,773	470,981
14,245	GENESCO, INC.(b)	597,763	352,849
400	GENTHERM, INC.(b)	14,040	14,548
1,500	G-III APPAREL GROUP LTD.	41,998	43,440
116,899	GILDAN ACTIVEWEAR, INC.(c)	4,831,359	7,301,512
5,500	GOLDEN ENTERTAINMENT, INC.	156,013	149,545
2,340	GREEN BRICK PARTNERS, INC.(b)	138,667	146,624
574	GROUP 1 AUTOMOTIVE, INC.	234,560	225,754
4,521	GROUPON, INC.(b)	93,327	79,615
3,600	GUESS?, INC.(c)	40,127	60,300
38,279	HASBRO, INC.	2,281,425	3,138,878
12,459	HAVERTY FURNITURE COS., INC.	233,262	291,042
5,000	HELEN OF TROY LTD.(b)	101,180	106,250
2,689	INSTALLED BUILDING PRODUCTS, INC.	526,405	697,500
2,586	KOHL'S CORP.	20,750	52,780
2,251	KONTOOR BRANDS, INC.	140,591	137,514
509	LA-Z-BOY, INC.	11,758	18,970
4,209	LCI INDUSTRIES	402,086	510,720
4,900	LEGGETT & PLATT, INC.	40,504	53,900
2,800	LGI HOMES, INC.(b)	136,183	120,288
1,776	LINCOLN EDUCATIONAL SERVICES CORP.(b)	27,177	42,890
27,497	LINDBLAD EXPEDITIONS HOLDINGS, INC.(b)	384,939	396,507
10,038	LKQ CORP.	301,793	303,148
2,373	LOVESAC (THE) CO.(b)	31,270	35,002
65,617	LUCKY STRIKE ENTERTAINMENT CORP.(d)	617,069	555,776
1,700	M/I HOMES, INC.(b)	198,342	217,515
120,853	MALIBU BOATS, INC., CLASS A(b)	5,217,311	3,409,263
575	MARINEMAX, INC.(b)	13,007	13,932
191	MARRIOTT VACATIONS WORLDWIDE CORP.	11,068	11,019
287	MERITAGE HOMES CORP.	19,561	18,885
1,912	MOHAWK INDUSTRIES, INC.(b)	208,612	208,982
13,059	MONARCH CASINO & RESORT, INC.	1,052,594	1,249,746
800	MONRO, INC.	14,072	16,032
3,200	NATIONAL VISION HOLDINGS, INC.(b)	73,461	82,624
14,053	NEWELL BRANDS, INC.	46,601	52,277
900	PAPA JOHN'S INTERNATIONAL, INC.	40,824	34,641
1,838	PATRICK INDUSTRIES, INC.	168,719	199,294
65,887	PELOTON INTERACTIVE, INC., CLASS A(b)	441,913	405,864
12,427	PENN ENTERTAINMENT, INC.(b)	188,336	183,298
382	PERDOCEO EDUCATION CORP.	11,077	11,204
12,866	PETCO HEALTH & WELLNESS CO., INC.(b)	40,628	36,153
1,044	PHINIA, INC.	46,985	65,448
3,920	PURSUIT ATTRACTIONS AND HOSPITALITY, INC.(b)	134,322	132,026
9,300	REALREAL (THE), INC.(b)	136,229	146,754
13,612	RED ROCK RESORTS, INC., CLASS A	826,869	843,263
17,478	REVOLVE GROUP, INC.(b)	397,066	527,661
21,117	RUSH STREET INTERACTIVE, INC.(b)	256,054	410,303
14,900	SABRE CORP.(b)	29,118	20,264
700	SALLY BEAUTY HOLDINGS, INC.(b)	10,108	9,982
894	SHAKE SHACK, INC., CLASS A(b)	61,955	72,566
1,730	SIGNET JEWELERS LTD.	142,117	143,382
860	SIX FLAGS ENTERTAINMENT CORP.(b)	12,695	13,192
3,780	SLEEP NUMBER CORP.(b)	33,046	31,979
2,269	SONIC AUTOMOTIVE, INC., CLASS A	136,429	140,360
74,753	SONOS, INC.(b)	1,257,428	1,312,663
2,700	STEVEN MADDEN LTD.	75,486	112,428
12,619	STITCH FIX, INC., CLASS A(b)	66,718	66,250
1,200	STRATEGIC EDUCATION, INC.	69,847	96,240
3,818	STRIDE, INC.(b)	267,443	247,903
1,391	STURM RUGER & CO., INC.	49,613	45,416
37,715	SUPER GROUP SGHC LTD.	296,584	450,694
38,020	THREDUP, INC., CLASS A(b)	241,709	242,948
9,153	TOPGOLF CALLAWAY BRANDS CORP.(b)	62,573	106,816
4,600	TRI POINTE HOMES, INC.(b)	135,728	144,762
41,348	UDEMY, INC.(b)	229,708	241,886
3,400	UNITED PARKS & RESORTS, INC.(b)	157,170	123,420
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Discretionary (Cont'd):
10,253	URBAN OUTFITTERS, INC.(b)	$405,638	771,641
142,296	VALVOLINE, INC.(b)	4,802,211	4,135,122
15,982	VICTORIA'S SECRET & CO.(b)	737,418	865,745
18,300	WENDY'S (THE) CO.	168,966	152,439
95,080	WINNEBAGO INDUSTRIES, INC.	4,242,467	3,852,642
2,008	WOLVERINE WORLD WIDE, INC.	38,097	36,445
1,541	XPEL, INC.(b)	42,236	76,911
		45,817,217	46,951,100	10.39%
Consumer Staples:
1,802	ANDERSONS (THE), INC.	56,600	95,812
9,400	B&G FOODS, INC.	38,404	40,420
3,245	CAL-MAINE FOODS, INC.	231,824	258,205
638	CENTRAL GARDEN & PET CO., CLASS A(b)	18,118	18,623
1,714	CHEFS' WAREHOUSE (THE), INC.(b)	93,067	106,834
1,200	EDGEWELL PERSONAL CARE CO.	23,400	20,460
2,800	ENERGIZER HOLDINGS, INC.	63,943	55,692
400	FRESH DEL MONTE PRODUCE, INC.	10,912	14,252
1,900	FRESHPET, INC.(b)	103,659	115,767
3,800	GROCERY OUTLET HOLDING CORP.(b)	49,538	38,380
22,364	INGREDION, INC.	2,297,157	2,465,855
1,800	INTERPARFUMS, INC.	151,129	152,694
191	J & J SNACK FOODS CORP.	18,166	17,261
586	JOHN B. SANFILIPPO & SON, INC.	41,826	41,372
956	NATIONAL BEVERAGE CORP.(b)	31,173	30,487
6,784	NATURE'S SUNSHINE PRODUCTS, INC.(b)	79,725	146,399
1,223	PRICESMART, INC.	72,337	150,025
400	REYNOLDS CONSUMER PRODUCTS, INC.	9,444	9,168
2,000	SIMPLY GOOD FOODS (THE) CO.(b)	41,175	40,160
964	SPECTRUM BRANDS HOLDINGS, INC.	52,597	56,953
721	TOOTSIE ROLL INDUSTRIES, INC.	19,677	26,410
2,100	TREEHOUSE FOODS, INC.(b)	40,272	49,539
2,581	UNITED NATURAL FOODS, INC.(b)	85,493	86,902
1,229	UNIVERSAL CORP.	59,977	64,830
8,259	VITA COCO (THE) CO., INC.(b)	375,186	437,809
382	VITAL FARMS, INC.(b)	12,046	12,201
220	WD-40 CO.	43,408	43,318
		4,120,253	4,595,828	1.02%
Energy:
30,400	ARCHROCK, INC.	757,700	791,008
270,879	ATLAS ENERGY SOLUTIONS, INC.(d)	3,910,644	2,551,680
300	BRISTOW GROUP, INC.(b)	11,625	10,986
8,464	CACTUS, INC., CLASS A	352,249	386,636
3,626	CALIFORNIA RESOURCES CORP.	148,155	162,118
538	CENTRUS ENERGY CORP., CLASS A(b)	136,174	130,605
362	CHEVRON CORP.	35,198	55,172
3,000	COMSTOCK RESOURCES, INC.(b)	54,650	69,540
1,700	CORE LABORATORIES, INC.	20,482	27,251
1,688	CORE NATURAL RESOURCES, INC.	109,164	149,405
15,793	CRESCENT ENERGY CO., CLASS A	130,954	132,508
1,500	CVR ENERGY, INC.(b)	40,513	38,160
15,770	DELEK U.S. HOLDINGS, INC.	568,603	467,738
167,328	DMC GLOBAL, INC.(b)	3,775,548	1,119,424
1,352	DORIAN LPG LTD.	35,349	32,908
12,718	ENERGY SERVICES OF AMERICA CORP.	108,397	103,906
34,290	FLOWCO HOLDINGS, INC., CLASS A	585,835	642,595
48,085	HELIX ENERGY SOLUTIONS GROUP, INC.(b)	314,667	301,493
3,643	HELMERICH & PAYNE, INC.	68,660	104,481
2,600	INNOVEX INTERNATIONAL, INC.(b)	40,630	56,862
1,692	INTERNATIONAL SEAWAYS, INC.	75,097	82,147
3,550	KODIAK GAS SERVICES, INC.	127,094	132,770
5,000	LIBERTY ENERGY, INC.	58,880	92,300
8,123	MAGNOLIA OIL & GAS CORP., CLASS A	183,707	177,812
15,688	NATIONAL ENERGY SERVICES REUNITED CORP.(b)	223,690	245,674
4,700	NOBLE CORP. PLC	131,974	132,728
1,625	NORTHERN OIL & GAS, INC.	36,727	34,889
10,232	NOV, INC.	94,293	159,926
6,202	OCEANEERING INTERNATIONAL, INC.(b)	114,143	149,034
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy (Cont'd):
16,682	PAR PACIFIC HOLDINGS, INC.(b)	$493,217	586,206
24,300	PATTERSON-UTI ENERGY, INC.	140,824	148,473
6,100	PEABODY ENERGY CORP.	78,543	181,170
6,201	REX AMERICAN RESOURCES CORP.(b)	210,548	200,416
3,300	RPC, INC.	14,938	17,952
4,937	SM ENERGY CO.	96,476	92,322
1,600	TALOS ENERGY, INC.(b)	14,648	17,632
1,700	TIDEWATER, INC.(b)	75,067	85,867
9,188	URANIUM ENERGY CORP.(b)(c)	110,336	107,316
19,169	WEATHERFORD INTERNATIONAL PLC	1,374,657	1,500,166
20,677	WORLD KINECT CORP.	484,206	484,462
		15,344,262	11,963,738	2.65%
Financials:
956	ACADIAN ASSET MANAGEMENT, INC.	46,200	44,932
5,616	ADAMAS TRUST, INC.	33,122	40,997
16,165	AMERICAN INTEGRITY INSURANCE GROUP, INC.(b)	332,042	336,717
1,200	AMERIS BANCORP	72,947	89,124
765	AMERISAFE, INC.	30,247	29,384
5,354	APOLLO COMMERCIAL REAL ESTATE FINANCE, INC.	44,350	51,827
18,900	ARBOR REALTY TRUST, INC.	180,972	146,664
4,700	ARMOUR RESIDENTIAL REIT, INC.	74,339	83,143
8,768	ARROW FINANCIAL CORP.	278,905	275,315
2,996	ARTISAN PARTNERS ASSET MANAGEMENT, INC., CLASS A	92,913	122,057
8,354	ASSOCIATED BANC-CORP	143,527	215,199
1,835	ASSURED GUARANTY LTD.	165,920	164,911
5,500	ATLANTIC UNION BANKSHARES CORP.	180,432	194,150
2,524	AXOS FINANCIAL, INC.(b)	107,811	217,468
19,623	BANC OF CALIFORNIA, INC.	286,412	378,528
2,200	BANCFIRST CORP.	219,431	233,244
1,800	BANCORP (THE), INC.(b)	105,600	121,536
8,221	BANK OF HAWAII CORP.	470,130	562,070
287	BANKUNITED, INC.	13,083	12,792
7,960	BANKWELL FINANCIAL GROUP, INC.	386,302	364,727
287	BANNER CORP.	19,226	17,983
8,000	BEACON FINANCIAL CORP.	167,165	210,960
18,800	BGC GROUP, INC., CLASS A	174,926	167,884
7,977	BLACKSTONE MORTGAGE TRUST, INC., CLASS A	132,700	152,600
1,400	BREAD FINANCIAL HOLDINGS, INC.	39,463	103,642
376,516	BURFORD CAPITAL LTD.	4,307,564	3,358,523
12,280	CAPITOL FEDERAL FINANCIAL, INC.	59,147	83,627
5,906	CASS INFORMATION SYSTEMS, INC.	256,539	245,217
1,620	CATHAY GENERAL BANCORP	75,116	78,392
635	CITY HOLDING CO.	67,053	75,692
4,063	COASTALSOUTH BANCSHARES, INC.(b)	99,968	94,465
1,243	COHEN & STEERS, INC.	78,538	78,036
196,094	COLUMBIA BANKING SYSTEM, INC.	4,649,354	5,480,827
87,269	COMMERCE BANCSHARES, INC.	4,060,566	4,567,646
600	COMMUNITY FINANCIAL SYSTEM, INC.	25,494	34,464
5,242	CONNECTONE BANCORP, INC.	145,645	137,445
5,369	CUSTOMERS BANCORP, INC.(b)	379,449	392,581
12,000	CVB FINANCIAL CORP.	199,210	223,200
1,710	DAVE, INC.(b)	151,162	378,611
1,816	DIME COMMUNITY BANCSHARES, INC.	58,178	54,643
51,489	DONNELLEY FINANCIAL SOLUTIONS, INC.(b)	2,466,935	2,404,021
6,800	EAGLE BANCORP, INC.	116,183	145,656
13,400	ELLINGTON FINANCIAL, INC.	144,910	181,972
2,800	EMPLOYERS HOLDINGS, INC.	105,439	120,876
3,751	ENCORE CAPITAL GROUP, INC.(b)	129,357	203,867
923	ENOVA INTERNATIONAL, INC.(b)	88,317	145,096
64,257	ESSENT GROUP LTD.	3,312,166	4,177,348
936	EVERTEC, INC.	25,980	27,228
3,000	EZCORP, INC., CLASS A(b)	39,350	58,260
287	FB FINANCIAL CORP.	16,547	16,015
16,645	FEDERAL AGRICULTURAL MORTGAGE CORP., CLASS C	2,505,485	2,922,363
69,947	FINWISE BANCORP(b)	1,043,298	1,254,849
896	FIRST BANCORP	39,173	45,508
47,230	FIRST BANCORP (NEW YORK STOCK EXCHANGE)	946,550	979,078
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont'd):
765	FIRST COMMONWEALTH FINANCIAL CORP.	$13,446	12,898
1,423	FIRST COMMUNITY CORP.	44,213	42,192
4,302	FIRST FINANCIAL BANCORP	115,040	107,636
8,600	FIRST HAWAIIAN, INC.	159,089	217,580
1,423	FIRST INTERNET BANCORP	26,019	29,698
382	FIRST INTERSTATE BANCSYSTEM, INC., CLASS A	13,688	13,217
11,630	FIRST MERCHANTS CORP.	422,950	435,892
6,264	FIRST WESTERN FINANCIAL, INC.(b)	144,090	167,938
4,078	FIRSTCASH HOLDINGS, INC.	644,076	649,952
1,100	FRANKLIN BSP REALTY TRUST, INC.	12,066	11,033
669	FULTON FINANCIAL CORP.	13,678	12,932
7,550	GENWORTH FINANCIAL, INC.(b)	47,432	68,176
98,689	GLACIER BANCORP, INC.	3,986,002	4,347,250
1,165	GOOSEHEAD INSURANCE, INC., CLASS A	84,515	85,802
5,449	HA SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.	180,006	171,262
478	HANMI FINANCIAL CORP.	13,768	12,920
514	HCI GROUP, INC.	61,880	98,529
9,441	HERITAGE INSURANCE HOLDINGS, INC.(b)	286,141	276,244
2,500	HILLTOP HOLDINGS, INC.	66,017	84,850
4,200	HOPE BANCORP, INC.	38,242	46,032
1,951	HORACE MANN EDUCATORS CORP.	69,639	90,097
909	HUNTINGTON BANCSHARES, INC.	9,494	15,771
191	INDEPENDENT BANK CORP.	14,708	13,958
3,906	JACKSON FINANCIAL, INC., CLASS A	323,204	416,575
3,400	LAKELAND FINANCIAL CORP.	190,694	194,004
2,487	LEMONADE, INC.(b)	182,134	177,025
5,731	LENDINGTREE, INC.(b)	275,327	304,259
7,545	LINCOLN NATIONAL CORP.	190,718	335,979
4,783	LINKBANCORP, INC.	36,486	39,508
2,050	MAINSTREET BANCSHARES, INC.	44,756	41,738
10,530	MARKETAXESS HOLDINGS, INC.	1,824,411	1,908,562
892	MERCURY GENERAL CORP.	48,685	83,901
4,230	MERIDIAN CORP.	76,582	74,363
3,400	MOELIS & CO., CLASS A	169,091	233,716
669	NATIONAL BANK HOLDINGS CORP., CLASS A	26,847	25,429
2,600	NAVIENT CORP.	30,932	33,800
8,334	NBT BANCORP, INC.	361,491	346,028
20,390	NCR ATLEOS CORP.(b)	736,991	777,063
5,781	NERDWALLET, INC., CLASS A(b)	86,543	78,333
5,500	NMI HOLDINGS, INC.(b)	161,182	224,345
7,700	NORTHWEST BANCSHARES, INC.	78,507	92,400
253	OFG BANCORP	5,987	10,368
5,985	ORIGIN BANCORP, INC.	235,700	225,096
15,384	OSCAR HEALTH, INC., CLASS A(b)	242,969	221,068
6,577	PAGSEGURO DIGITAL LTD., CLASS A(c)	63,102	63,402
1,000	PALOMAR HOLDINGS, INC.(b)	116,583	134,760
582	PARK NATIONAL CORP.	93,903	88,569
20,100	PAYONEER GLOBAL, INC.(b)	89,953	112,962
3,200	PENNYMAC MORTGAGE INVESTMENT TRUST	39,317	40,160
2,050	PIPER SANDLER COS.	670,890	696,405
970	PJT PARTNERS, INC., CLASS A	153,893	162,184
478	PREFERRED BANK	48,052	45,138
1,700	PROASSURANCE CORP.(b)	40,763	41,072
3,500	PROG HOLDINGS, INC.	88,326	103,215
574	PROVIDENT FINANCIAL SERVICES, INC.	12,041	11,336
5,790	RADIAN GROUP, INC.	154,838	208,382
28,600	READY CAPITAL CORP.	86,940	62,348
7,200	REDWOOD TRUST, INC.	36,605	39,816
1,500	RENASANT CORP.	52,663	52,830
5,155	ROCKET COS., INC., CLASS A	79,260	99,801
1,625	S&T BANCORP, INC.	67,777	63,944
1,100	SAFETY INSURANCE GROUP, INC.	79,838	85,701
3,235	SEACOAST BANKING CORP. OF FLORIDA	68,991	101,644
3,400	SERVISFIRST BANCSHARES, INC.	196,453	244,086
1,689	SEZZLE, INC.(b)	101,754	107,209
1,810	SIMMONS FIRST NATIONAL CORP., CLASS A	29,926	34,118
20,580	SIRIUSPOINT LTD.(b)(c)	416,403	450,496
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont'd):
5,671	SLIDE INSURANCE HOLDINGS, INC.(b)	$105,065	110,471
2,461	SMARTFINANCIAL, INC.	92,818	91,032
2,973	SOUTHERN MISSOURI BANCORP, INC.	183,658	175,764
2,500	SOUTHSIDE BANCSHARES, INC.	69,393	75,975
2,391	SOUTHSTATE BANK CORP.	150,567	225,017
1,912	STELLAR BANCORP, INC.	61,328	59,157
1,914	STEPSTONE GROUP, INC., CLASS A	108,171	122,821
50,329	STEWART INFORMATION SERVICES CORP.	2,896,798	3,536,115
1,777	STONEX GROUP, INC.(b)	153,262	169,046
15,308	SUNRISE REALTY TRUST, INC.	131,802	144,354
12,346	TEXAS CAPITAL BANCSHARES, INC.(b)	1,073,290	1,117,807
478	TOMPKINS FINANCIAL CORP.	36,545	34,665
191	TRIUMPH FINANCIAL, INC.(b)	12,355	11,962
2,081	TRUPANION, INC.(b)	66,742	77,767
287	TRUSTMARK CORP.	11,773	11,179
11,400	UNITED COMMUNITY BANKS, INC.	276,626	355,908
860	UNITED FIRE GROUP, INC.	31,993	31,261
28,072	UNIVERSAL INSURANCE HOLDINGS, INC.	802,400	948,834
2,180	USCB FINANCIAL HOLDINGS, INC.	38,890	40,156
103,456	VALLEY NATIONAL BANCORP	1,221,811	1,208,366
3,297	VICTORY CAPITAL HOLDINGS, INC., CLASS A	208,058	208,008
3,346	VIRTU FINANCIAL, INC., CLASS A	113,617	111,489
200	VIRTUS INVESTMENT PARTNERS, INC.	32,442	32,630
3,444	WAFD, INC.	103,136	110,311
174	WALKER & DUNLOP, INC.	11,155	10,466
1,087	WESTAMERICA BANCORP	52,795	51,991
10,993	WESTERN UNION (THE) CO.	107,075	102,345
2,627	WHITE MOUNTAINS INSURANCE GROUP LTD.	5,015,803	5,458,985
2,840	WISDOMTREE, INC.	13,871	34,620
100	WORLD ACCEPTANCE CORP.(b)	10,682	14,039
94,683	WSFS FINANCIAL CORP.	4,349,268	5,230,289
		61,517,734	68,121,187	15.07%
Health Care:
30,676	10X GENOMICS, INC., CLASS A(b)	492,472	500,326
956	ACADIA HEALTHCARE CO., INC.(b)	14,005	13,566
36,759	ACADIA PHARMACEUTICALS, INC.(b)	881,735	981,833
4,300	ADAPTHEALTH CORP.(b)	40,791	42,828
22,999	ADAPTIVE BIOTECHNOLOGIES CORP.(b)	323,534	373,504
16,244	ADC THERAPEUTICS S.A.(b)(c)	66,128	57,341
700	ADDUS HOMECARE CORP.(b)	70,401	75,173
10,229	ADMA BIOLOGICS, INC.(b)	192,115	186,577
77,182	AGILON HEALTH, INC.(b)	50,699	53,155
53,846	AKEBIA THERAPEUTICS, INC.(b)	95,866	86,692
8,881	ALDEYRA THERAPEUTICS, INC.(b)	45,013	46,004
137,679	ALECTOR, INC.(b)	321,821	214,779
57,061	ALIGNMENT HEALTHCARE, INC.(b)	1,051,106	1,126,955
45,112	ALKERMES PLC(b)(c)	1,280,500	1,262,234
7,724	ALPHATEC HOLDINGS, INC.(b)	156,961	162,513
7,338	ALTIMMUNE, INC.(b)	37,580	26,490
332,109	AMICUS THERAPEUTICS, INC.(b)	2,879,750	4,729,232
2,100	AMN HEALTHCARE SERVICES, INC.(b)	39,223	33,096
74,859	AMNEAL PHARMACEUTICALS, INC.(b)	649,420	943,223
5,600	AMPHASTAR PHARMACEUTICALS, INC.(b)	141,769	149,968
2,456	AMYLYX PHARMACEUTICALS, INC.(b)	33,853	29,668
4,168	ANAPTYSBIO, INC.(b)	174,558	202,065
7,630	ANGIODYNAMICS, INC.(b)	101,546	97,969
1,200	ANI PHARMACEUTICALS, INC.(b)	69,383	94,728
678,315	AOTI, INC.(b)	761,107	251,442
8,012	ARCTURUS THERAPEUTICS HOLDINGS, INC.(b)	64,312	49,114
2,951	ARCUS BIOSCIENCES, INC.(b)	26,402	70,322
11,791	ARCUTIS BIOTHERAPEUTICS, INC.(b)	303,120	342,411
46,410	ARDELYX, INC.(b)	275,455	270,570
6,019	ARDENT HEALTH, INC.(b)	54,060	53,148
17,225	ARROWHEAD PHARMACEUTICALS, INC.(b)	622,461	1,143,568
382	ARTIVION, INC.(b)	18,394	17,423
19,769	ARVINAS, INC.(b)	154,279	234,460
691	ASTRANA HEALTH, INC.(b)	20,915	17,144
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont'd):
12,334	ATRICURE, INC.(b)	$469,456	487,933
6,675	AURINIA PHARMACEUTICALS, INC.(b)(c)	106,509	106,466
1,147	AVANOS MEDICAL, INC.(b)	13,351	12,881
25,118	AVEANNA HEALTHCARE HOLDINGS, INC.(b)	197,406	205,214
3,874	AXOGEN, INC.(b)	79,382	126,796
718	AXSOME THERAPEUTICS, INC.(b)	104,418	131,136
2,000	AZENTA, INC.(b)	54,215	66,520
194,114	BIOCRYST PHARMACEUTICALS, INC.(b)	1,464,854	1,514,089
5,094	BIOHAVEN LTD.(b)	45,993	57,511
1,249	BIOLIFE SOLUTIONS, INC.(b)	27,265	30,201
68,230	BIOTE CORP., CLASS A(b)	271,546	177,398
3,171	BIOVENTUS, INC., CLASS A(b)	24,702	23,592
12,474	BRIDGEBIO PHARMA, INC.(b)	833,682	954,136
28,645	BRIGHTSPRING HEALTH SERVICES, INC.(b)	967,917	1,072,755
21,892	BROOKDALE SENIOR LIVING, INC.(b)	229,242	236,215
15,104	CAREDX, INC.(b)	251,661	284,559
32,847	CATALYST PHARMACEUTICALS, INC.(b)	734,170	766,649
1,565	CELCUITY, INC.(b)	139,684	156,093
5,162	CERTARA, INC.(b)	46,025	45,477
62,481	CERUS CORP.(b)	123,421	128,711
17,018	CHARLES RIVER LABORATORIES INTERNATIONAL, INC.(b)	2,803,014	3,394,751
11,578	COGENT BIOSCIENCES, INC.(b)	415,715	411,251
3,176	COLLEGIUM PHARMACEUTICAL, INC.(b)	131,495	147,049
84,219	COMMUNITY HEALTH SYSTEMS, INC.(b)	256,445	262,763
4,867	COMPASS THERAPEUTICS, INC.(b)	24,475	26,136
4,587	CONCENTRA GROUP HOLDINGS PARENT, INC.	69,143	90,272
77,952	CONMED CORP.	4,312,957	3,164,851
4,235	CORCEPT THERAPEUTICS, INC.(b)	306,441	147,378
2,700	CORVEL CORP.(b)	204,872	182,709
6,151	CRYOPORT, INC.(b)	42,308	59,050
24,392	CYTEK BIOSCIENCES, INC.(b)	60,861	123,180
185,125	DENTSPLY SIRONA, INC.	3,906,612	2,115,979
60,823	DYNAVAX TECHNOLOGIES CORP.(b)	673,600	935,458
1,731	EDGEWISE THERAPEUTICS, INC.(b)	38,854	42,955
910	ELECTROMED, INC.(b)	26,624	26,499
25,467	EMBECTA CORP.	314,089	302,548
2,200	ENOVIS CORP.(b)	69,294	58,608
1,188	ENSIGN GROUP (THE), INC.	192,527	206,950
11,112	ESPERION THERAPEUTICS, INC.(b)	40,817	41,114
48,476	ESTABLISHMENT LABS HOLDINGS, INC.(b)(c)(d)	2,281,581	3,532,931
113,023	EVOLUS, INC.(b)	933,423	751,603
8,600	FORTREA HOLDINGS, INC.(b)	49,928	148,350
13,717	FULCRUM THERAPEUTICS, INC.(b)	121,812	155,139
995	FULGENT GENETICS, INC.(b)	16,832	26,139
2,383	GENEDX HOLDINGS CORP.(b)	272,718	309,933
2,706	GINKGO BIOWORKS HOLDINGS, INC.(b)	21,742	22,487
3,623	GLAUKOS CORP.(b)	387,256	409,073
73,929	GOSSAMER BIO, INC.(b)	216,078	229,180
14,094	GUARDANT HEALTH, INC.(b)	1,366,685	1,439,561
21,845	GUARDIAN PHARMACY SERVICES, INC., CLASS A(b)	672,862	657,316
4,235	HAEMONETICS CORP.(b)	328,823	339,435
12,672	HARMONY BIOSCIENCES HOLDINGS, INC.(b)	388,479	474,186
77,487	HARROW, INC.(b)	2,272,559	3,796,863
7,262	HEALTHEQUITY, INC.(b)	713,950	665,272
16,436	HEALTHSTREAM, INC.	450,833	379,179
1,683	ICU MEDICAL, INC.(b)	149,647	240,114
39,336	INDIVIOR PLC(b)(c)	966,229	1,411,376
16,914	INNOVAGE HOLDING CORP.(b)	97,122	87,784
28,277	INNOVIVA, INC.(b)	564,465	565,257
1,300	INSPIRE MEDICAL SYSTEMS, INC.(b)	107,645	119,899
45,956	INTEGER HOLDINGS CORP.(b)	3,551,974	3,604,329
2,963	INTEGRA LIFESCIENCES HOLDINGS CORP.(b)	38,967	36,800
96,713	IOVANCE BIOTHERAPEUTICS, INC.(b)	632,661	264,026
6,712	IRADIMED CORP.	613,506	652,943
2,161	IRHYTHM TECHNOLOGIES, INC.(b)	372,673	383,448
70,763	IRONWOOD PHARMACEUTICALS, INC.(b)	283,869	238,471
3,167	JOURNEY MEDICAL CORP.(b)	15,412	24,418
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont'd):
59,124	KINIKSA PHARMACEUTICALS INTERNATIONAL PLC(b)	$1,527,034	2,438,865
12,881	KORU MEDICAL SYSTEMS, INC.(b)	66,731	74,839
1,700	KRYSTAL BIOTECH, INC.(b)	257,304	419,118
1,382	KYMERA THERAPEUTICS, INC.(b)	116,069	107,533
38,550	LEMAITRE VASCULAR, INC.	2,658,070	3,126,405
22,093	LIGAND PHARMACEUTICALS, INC.(b)	2,997,141	4,177,123
2,609	LIQUIDIA CORP.(b)	89,717	89,984
1,877	MADRIGAL PHARMACEUTICALS, INC.(b)	994,313	1,093,052
74,207	MANNKIND CORP.(b)	434,264	420,754
4,059	MERIT MEDICAL SYSTEMS, INC.(b)	268,554	357,760
2,221	MINERALYS THERAPEUTICS, INC.(b)	100,483	80,600
17,764	MIRUM PHARMACEUTICALS, INC.(b)	785,512	1,403,178
16,400	MYRIAD GENETICS, INC.(b)	71,099	100,860
526	NATIONAL HEALTHCARE CORP.	50,961	72,109
8,200	NEOGEN CORP.(b)	50,384	57,318
6,400	NEOGENOMICS, INC.(b)	41,125	75,264
19,773	NOVOCURE LTD.(b)(c)	228,478	255,665
130	NUTEX HEALTH, INC.(b)	20,678	21,401
2,687	OCULAR THERAPEUTIX, INC.(b)	36,704	32,620
5,286	OMNIAB, INC.(b)(e)	-	-
5,286	OMNIAB, INC. (EARNOUT SHARES)(b)(e)	-	-
231,270	OMNIAB, INC. (NASDAQ GLOBAL MARKET EXCHANGE)(b)	1,027,116	427,849
1,900	OMNICELL, INC.(b)	55,818	86,070
126,805	OPTIMIZERX CORP.(b)	1,810,806	1,554,629
4,735	OPTION CARE HEALTH, INC.(b)	153,736	150,857
24,288	ORGANOGENESIS HOLDINGS, INC.(b)	68,008	125,812
4,684	ORGANON & CO.	33,173	33,584
10,822	ORTHOPEDIATRICS CORP.(b)	190,562	192,199
3,525	OUTSET MEDICAL, INC.(b)	18,010	13,078
22,069	PACIRA BIOSCIENCES, INC.(b)	703,494	571,146
3,200	PEDIATRIX MEDICAL GROUP, INC.(b)	40,789	68,448
145,222	PERRIGO CO. PLC(c)	3,560,309	2,021,490
3,709	PHATHOM PHARMACEUTICALS, INC.(b)	55,113	61,532
13,399	PHIBRO ANIMAL HEALTH CORP., CLASS A	296,211	500,587
44,625	PHREESIA, INC.(b)	851,982	755,055
33,681	PLIANT THERAPEUTICS, INC.(b)	279,596	41,091
79	PRAXIS PRECISION MEDICINES, INC.(b)	21,104	23,284
2,008	PRESTIGE CONSUMER HEALTHCARE, INC.(b)	125,047	123,874
478	PRIVIA HEALTH GROUP, INC.(b)	11,403	11,333
24,399	PROGYNY, INC.(b)	482,665	626,566
2,500	PROTAGONIST THERAPEUTICS, INC.(b)	102,665	218,350
26,270	PROTHENA CORP. PLC(b)(c)	225,163	250,878
16,989	PTC THERAPEUTICS, INC.(b)	826,869	1,290,484
93,045	QUIDELORTHO CORP.(b)	2,642,660	2,657,365
3,167	RADNET, INC.(b)	159,796	225,965
4,593	RHYTHM PHARMACEUTICALS, INC.(b)	488,444	491,635
9,756	RIGEL PHARMACEUTICALS, INC.(b)	246,258	417,849
19,284	ROCKET PHARMACEUTICALS, INC.(b)	247,636	67,687
11,043	RXSIGHT, INC.(b)	126,913	115,068
4,493	SAREPTA THERAPEUTICS, INC.(b)	95,032	96,689
5,926	SAVARA, INC.(b)	40,941	35,734
3,743	SCHRODINGER, INC.(b)	72,264	66,925
3,749	SELECT MEDICAL HOLDINGS CORP.	46,056	55,673
5,499	SI-BONE, INC.(b)	110,788	108,440
12,998	SIGA TECHNOLOGIES, INC.	79,361	79,418
15,811	SIGHT SCIENCES, INC.(b)	58,868	125,381
2,298	STAAR SURGICAL CO.(b)	41,105	53,061
8,398	STOKE THERAPEUTICS, INC.(b)	228,912	266,553
59,738	SUPERNUS PHARMACEUTICALS, INC.(b)	2,513,031	2,968,979
8,477	SYNDAX PHARMACEUTICALS, INC.(b)	157,748	178,102
24,282	TALKSPACE, INC.(b)	88,498	88,144
24,415	TANDEM DIABETES CARE, INC.(b)	329,675	536,642
154,079	TAYSHA GENE THERAPIES, INC.(b)	674,572	847,434
16,379	TELADOC HEALTH, INC.(b)	126,601	114,653
30,260	TELEFLEX, INC.	3,640,963	3,692,930
15,873	TG THERAPEUTICS, INC.(b)	510,584	473,174
14,973	THERAVANCE BIOPHARMA, INC.(b)	272,921	280,145
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont'd):
6,124	TRANSMEDICS GROUP, INC.(b)	$652,786	744,985
33,997	TRAVERE THERAPEUTICS, INC.(b)	1,135,446	1,299,025
32,484	TREACE MEDICAL CONCEPTS, INC.(b)	93,775	79,586
1,880	TWIST BIOSCIENCE CORP.(b)	57,017	59,634
332	U.S. PHYSICAL THERAPY, INC.	25,780	25,926
154	UFP TECHNOLOGIES, INC.(b)	32,785	34,193
60,166	UROGEN PHARMA LTD.(b)	1,167,403	1,409,088
14,263	UTAH MEDICAL PRODUCTS, INC.	1,277,767	798,157
372,258	VAREX IMAGING CORP.(b)	5,678,482	4,336,806
3,959	VERA THERAPEUTICS, INC.(b)	146,952	200,484
7,304	VERACYTE, INC.(b)	306,467	307,498
30,906	VERICEL CORP.(b)	1,097,316	1,112,925
8,700	VIR BIOTECHNOLOGY, INC.(b)	38,677	52,461
102,817	VIRIDIAN THERAPEUTICS, INC.(b)	2,526,651	3,199,665
5,823	WAVE LIFE SCIENCES LTD.(b)(c)	97,835	98,991
4,300	WAYSTAR HOLDING CORP.(b)	158,284	140,825
5,100	XENCOR, INC.(b)	39,046	78,081
28,782	XERIS BIOPHARMA HOLDINGS, INC.(b)	213,575	225,939
4,827	ZEVRA THERAPEUTICS, INC.(b)	39,721	43,250
		98,995,159	105,072,675	23.25%
Industrials:
987	AAR CORP.(b)	58,847	81,714
6,300	ABM INDUSTRIES, INC.	271,642	266,490
78,973	AEBI SCHMIDT HOLDING A.G.(c)	795,871	999,008
610	AEROVIRONMENT, INC.(b)	134,267	147,553
5,784	AIR LEASE CORP.	172,708	371,506
442	ALAMO GROUP, INC.	73,578	74,199
287	ALBANY INTERNATIONAL CORP., CLASS A	14,474	14,551
200	ALLEGIANT TRAVEL CO.(b)	14,516	17,054
2,178	ALLIENT, INC.	117,868	117,067
5,398	AMENTUM HOLDINGS, INC.(b)	117,735	156,542
6,585	AMERICAN SUPERCONDUCTOR CORP.(b)	334,942	189,516
9,730	AMERICAN WOODMARK CORP.(b)	668,410	524,447
3,669	AMPRIUS TECHNOLOGIES, INC.(b)	32,819	28,948
1,766	ARCBEST CORP.	104,075	131,019
1,800	ARCOSA, INC.	108,698	191,376
1,571	ARGAN, INC.	186,428	492,226
20,104	ARMSTRONG WORLD INDUSTRIES, INC.	2,810,358	3,841,874
11,438	ASTRONICS CORP.(b)	467,572	620,397
113,797	ASURE SOFTWARE, INC.(b)	977,108	1,071,968
23,758	ATMUS FILTRATION TECHNOLOGIES, INC.	1,230,470	1,233,278
344	AZZ, INC.	32,001	36,870
21,307	BLOOM ENERGY CORP., CLASS A(b)	1,678,203	1,851,365
1,448	BLUE BIRD CORP.(b)	75,395	68,056
1,477	BOISE CASCADE CO.	88,639	108,707
2,600	BRADY CORP., CLASS A	111,195	203,762
272,931	BRIGHTVIEW HOLDINGS, INC.(b)	3,493,089	3,458,036
183	CARPENTER TECHNOLOGY CORP.	29,203	57,616
1,243	CASELLA WASTE SYSTEMS, INC., CLASS A(b)	124,325	121,739
1,541	CECO ENVIRONMENTAL CORP.(b)	88,623	92,229
18,466	CIMPRESS PLC(b)(c)	1,306,404	1,229,651
5,652	CORECIVIC, INC.(b)	102,633	108,010
13,612	CRA INTERNATIONAL, INC.	1,971,224	2,731,860
9,120	CSG SYSTEMS INTERNATIONAL, INC.	419,851	699,413
1,200	CSW INDUSTRIALS, INC.	291,566	352,236
2,008	DELUXE CORP.	47,008	44,839
12,895	DNOW, INC.(b)	141,028	170,859
1,797	DOUGLAS DYNAMICS, INC.	42,105	58,672
191	DXP ENTERPRISES, INC.(b)	19,288	20,970
4,797	DYCOM INDUSTRIES, INC.(b)	1,600,355	1,620,906
18,230	ENERGY RECOVERY, INC.(b)	260,387	245,923
116,959	ENERPAC TOOL GROUP CORP.	3,506,884	4,472,512
864	ENPRO, INC.	167,461	185,008
669	ENVIRI CORP.(b)	12,072	11,988
27,083	ESAB CORP.	2,254,246	3,025,713
1,136	ESCO TECHNOLOGIES, INC.	214,731	221,963
2,256	EVERUS CONSTRUCTION GROUP, INC.(b)	135,322	193,023
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont'd):
4,977	FEDERAL SIGNAL CORP.	$532,232	540,452
64,088	FIVERR INTERNATIONAL LTD.(b)(c)	1,382,057	1,266,379
4,778	FLUENCE ENERGY, INC.(b)	114,019	94,509
900	FORWARD AIR CORP.(b)	15,930	22,500
55,801	FRANKLIN COVEY CO.(b)	1,862,149	936,341
1,600	FRANKLIN ELECTRIC CO., INC.	145,965	152,848
14,806	GATES INDUSTRIAL CORP. PLC(b)	206,987	317,885
5,927	GEO GROUP (THE), INC.(b)	100,188	95,543
1,400	GIBRALTAR INDUSTRIES, INC.(b)	56,403	69,216
17,282	GORMAN-RUPP (THE) CO.	640,563	825,215
1,413	GRANITE CONSTRUCTION, INC.	133,538	162,990
1,200	GREENBRIER (THE) COS., INC.	51,131	56,088
1,289	GRIFFON CORP.	81,162	94,935
7,300	HAYWARD HOLDINGS, INC.(b)	103,702	112,785
10,202	HEALTHCARE SERVICES GROUP, INC.(b)	167,832	195,062
1,434	HEARTLAND EXPRESS, INC.	13,267	12,949
7,500	HERTZ GLOBAL HOLDINGS, INC.(b)	39,343	38,550
1,996	HILLENBRAND, INC.	44,630	63,313
56,764	HNI CORP.	2,517,040	2,386,359
3,946	HUB GROUP, INC., CLASS A	129,965	168,139
4,132	IBEX HOLDINGS LTD.(b)	166,967	157,760
414	IES HOLDINGS, INC.(b)	179,231	161,054
382	INSPERITY, INC.	15,145	14,791
11,585	INTERFACE, INC.	331,056	323,453
490,718	JANUS INTERNATIONAL GROUP, INC.(b)	4,555,434	3,209,296
1,848	JBT MAREL CORP.	176,786	278,438
34,680	JETBLUE AIRWAYS CORP.(b)	136,818	157,794
5,150	JOBY AVIATION, INC.(b)	77,755	67,980
184	KADANT, INC.	54,457	52,444
2,443	KENNAMETAL, INC.	48,120	69,406
3,300	KORN FERRY	167,464	217,866
8,834	KRATOS DEFENSE & SECURITY SOLUTIONS, INC.(b)	624,381	670,589
58,546	LEGALZOOM.COM, INC.(b)	475,183	581,362
97,502	LIQUIDITY SERVICES, INC.(b)	2,379,531	2,955,286
2,500	MANPOWERGROUP, INC.	74,468	74,325
233,153	MASTERBRAND, INC.(b)	2,415,482	2,574,009
1,360	MATSON, INC.	88,996	168,028
2,366	MERCURY SYSTEMS, INC.(b)	144,751	172,742
18,339	MIDDLEBY (THE) CORP.(b)	2,566,722	2,726,459
2,868	MILLERKNOLL, INC.	52,599	52,427
4,111	MODINE MANUFACTURING CO.(b)	613,268	548,860
3,270	MOOG, INC., CLASS A	682,641	796,408
26,720	MSA SAFETY, INC.	4,476,622	4,278,941
1,092	MUELLER INDUSTRIES, INC.	78,416	125,362
5,900	MUELLER WATER PRODUCTS, INC., CLASS A	153,185	140,538
6,035	MYR GROUP, INC.(b)	977,604	1,318,647
9,525	NEXTPOWER, INC., CLASS A(b)	846,059	829,723
5,359	OPENLANE, INC.(b)	77,544	159,591
18,348	ORION GROUP HOLDINGS, INC.(b)	134,872	182,379
8,928	PITNEY BOWES, INC.	78,795	94,369
30,636	PLANET LABS PBC(b)	367,119	604,142
2,120	POWELL INDUSTRIES, INC.	669,741	675,814
206	PREFORMED LINE PRODUCTS CO.	43,058	42,582
1,707	PRIMORIS SERVICES CORP.	204,311	211,907
686	PROTO LABS, INC.(b)	25,903	34,705
22,041	PUBLIC POLICY HOLDING CO., INC.	316,602	314,928
10,408	QUAD/GRAPHICS, INC.	67,997	65,258
7,906	RESIDEO TECHNOLOGIES, INC.(b)	130,493	277,659
4,206	ROBERT HALF, INC.	110,525	114,235
67,349	RUSH ENTERPRISES, INC., CLASS A	3,078,179	3,632,805
11,679	RXO, INC.(b)	164,949	147,623
478	SCHNEIDER NATIONAL, INC., CLASS B	12,840	12,681
6,330	SHOALS TECHNOLOGIES GROUP, INC., CLASS A(b)	51,837	53,805
11,392	SIMPSON MANUFACTURING CO., INC.	1,911,747	1,839,466
1,571	SKYWEST, INC.(b)	139,989	157,744
2,404	SPX TECHNOLOGIES, INC.(b)	424,606	480,944
600	STANDEX INTERNATIONAL CORP.	52,056	130,368
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont'd):
3,546	STERLING INFRASTRUCTURE, INC.(b)	$1,147,772	1,085,892
10,168	SUNRUN, INC.(b)	115,274	187,091
34,447	TECNOGLASS, INC.	1,536,300	1,733,373
1,846	TENNANT CO.	135,648	136,050
3,736	TEREX CORP.	118,136	199,428
46,549	TIMKEN (THE) CO.	3,605,477	3,916,167
8,322	TITAN INTERNATIONAL, INC.(b)	57,606	65,161
4,436	TRINITY INDUSTRIES, INC.	104,142	117,288
574	UNIFIRST CORP.	100,605	110,725
29,383	UPWORK, INC.(b)	407,860	582,371
6,864	VERRA MOBILITY CORP.(b)	151,742	153,822
8,700	VESTIS CORP.	40,156	58,029
6,188	VICOR CORP.(b)	314,853	678,205
4,568	WATTS WATER TECHNOLOGIES, INC., CLASS A	1,152,660	1,260,859
382	WERNER ENTERPRISES, INC.	11,772	11,464
9,868	WILLDAN GROUP, INC.(b)	551,404	1,022,917
7,648	WILLSCOT HOLDINGS CORP.	146,814	144,012
1,874	WORTHINGTON ENTERPRISES, INC.	75,908	96,642
5,388	XOMETRY, INC., CLASS A(b)	322,887	320,424
6,553	ZURN ELKAY WATER SOLUTIONS CORP.	284,608	304,649
		76,247,655	83,716,279	18.52%
Information Technology:
13,600	A10 NETWORKS, INC.	166,129	240,584
3,218	ACI WORLDWIDE, INC.(b)	150,342	153,853
1,700	ACM RESEARCH, INC., CLASS A(b)	52,951	67,065
4,780	ADEIA, INC.	62,337	82,455
11,662	ADTRAN HOLDINGS, INC.(b)	100,698	101,343
7,688	ADVANCED ENERGY INDUSTRIES, INC.	1,396,212	1,609,637
59,250	AEHR TEST SYSTEMS(b)(d)	958,874	1,196,257
1,186	AGILYSYS, INC.(b)	102,950	140,944
19,556	ALARM.COM HOLDINGS, INC.(b)	1,046,577	997,747
8,040	AMBARELLA, INC.(b)	441,048	569,554
48,855	AMPLITUDE, INC., CLASS A(b)	558,534	565,741
16,181	APPIAN CORP., CLASS A(b)	452,656	573,131
282,753	ARLO TECHNOLOGIES, INC.(b)	2,646,460	3,955,714
14,515	ARROW ELECTRONICS, INC.(b)	1,486,951	1,599,263
7,655	ARTERIS, INC.(b)	122,913	118,653
48,104	ASANA, INC., CLASS A(b)	676,413	659,506
8,004	AUDIOEYE, INC.(b)	87,331	79,960
3,673	AXCELIS TECHNOLOGIES, INC.(b)	179,633	295,089
31,561	BACKBLAZE, INC., CLASS A(b)	173,586	147,074
1,280	BADGER METER, INC.	231,525	223,245
1,600	BENCHMARK ELECTRONICS, INC.	58,365	68,416
565	BK TECHNOLOGIES CORP.(b)	40,359	42,143
6,463	BLACKBAUD, INC.(b)	402,519	409,237
87,113	BLACKLINE SAFETY CORP.(b)(c)	397,584	403,066
2,212	BLACKLINE, INC.(b)	127,090	122,301
39,686	BOX, INC., CLASS A(b)	1,267,487	1,187,008
32,581	BRAZE, INC., CLASS A(b)	1,091,713	1,117,202
32,642	CALIX, INC.(b)	1,134,764	1,727,741
4,708	CERENCE, INC.(b)	53,463	50,329
37,010	CEVA, INC.(b)	1,234,761	796,455
13,600	CLEANSPARK, INC.(b)	109,009	137,632
14,258	CLEAR SECURE, INC., CLASS A	492,908	500,171
28,550	CODA OCTOPUS GROUP, INC.(b)	247,008	265,515
30,254	COMMERCE.COM, INC.(b)	129,842	124,646
7,608	COMMVAULT SYSTEMS, INC.(b)	1,113,763	953,739
55,298	COMPOSECURE, INC., CLASS A(b)	704,787	1,066,145
18,648	CONSENSUS CLOUD SOLUTIONS, INC.(b)	646,312	406,899
2,008	CORSAIR GAMING, INC.(b)	12,455	11,928
13,973	CREDO TECHNOLOGY GROUP HOLDING LTD.(b)	1,236,134	2,010,575
3,730	CS DISCO, INC.(b)	31,627	28,945
1,900	CTS CORP.	80,515	81,453
17,397	DAKTRONICS, INC.(b)	330,218	343,939
7,755	DIEBOLD NIXDORF, INC.(b)	514,923	526,487
1,800	DIGI INTERNATIONAL, INC.(b)	49,970	77,922
14,040	DIGITAL TURBINE, INC.(b)	73,371	70,200
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont'd):
9,114	DIGITALOCEAN HOLDINGS, INC.(b)	$383,524	438,566
4,893	DIODES, INC.(b)	187,089	241,421
28,512	DOMO, INC., CLASS B(b)	409,887	240,356
15,809	D-WAVE QUANTUM, INC.(b)	377,517	413,405
7,552	DXC TECHNOLOGY CO.(b)	116,416	110,637
2,963	ENPHASE ENERGY, INC.(b)	93,850	94,964
896	EPLUS, INC.	60,052	78,579
28,568	EXPENSIFY, INC., CLASS A(b)	44,426	43,138
60,198	EXTREME NETWORKS, INC.(b)	1,005,603	1,002,297
4,022	FABRINET(b)(c)	1,646,360	1,831,136
38,485	FIVE9, INC.(b)	852,575	771,624
13,841	FORMFACTOR, INC.(b)	737,780	772,051
26,919	FRESHWORKS, INC., CLASS A(b)	328,596	329,758
13,440	GLOBANT S.A.(b)	902,699	878,573
29,984	GRID DYNAMICS HOLDINGS, INC.(b)	250,297	270,756
4,900	HARMONIC, INC.(b)	44,962	48,461
2,600	ICHOR HOLDINGS LTD.(b)	42,503	47,918
3,194	IMPINJ, INC.(b)	484,666	555,788
2,383	INSIGHT ENTERPRISES, INC.(b)	208,418	194,143
8,272	INTAPP, INC.(b)	318,384	379,023
3,525	INTERDIGITAL, INC.	964,343	1,122,290
10,415	IONQ, INC.(b)	471,607	467,321
2,614	ITRON, INC.(b)	224,294	242,736
87,254	ITURAN LOCATION AND CONTROL LTD.(c)	2,963,899	3,752,795
99,332	KALTURA, INC.(b)	189,577	162,904
53,183	KNOWLES CORP.(b)	1,093,849	1,139,712
14,438	KULICKE & SOFFA INDUSTRIES, INC.(c)	622,780	657,795
28,822	LIVERAMP HOLDINGS, INC.(b)	739,519	846,502
2,413	MARA HOLDINGS, INC.(b)	32,307	21,669
21,618	MAXLINEAR, INC.(b)	303,586	376,802
10,774	MIRION TECHNOLOGIES, INC.(b)	252,163	252,327
29,527	MKS, INC.	3,284,539	4,718,415
1,721	N-ABLE, INC.(b)	13,071	12,873
11,448	NAPCO SECURITY TECHNOLOGIES, INC.	497,995	477,382
4,100	NCR VOYIX CORP.(b)	46,888	41,820
4,800	NETSCOUT SYSTEMS, INC.(b)	96,844	129,888
13,653	NLIGHT, INC.(b)	423,868	512,124
76,566	OOMA, INC.(b)	956,447	898,119
53,366	OPEN TEXT CORP.(c)	1,520,931	1,738,664
406	OSI SYSTEMS, INC.(b)	80,016	103,554
9,112	OUSTER, INC.(b)	340,281	197,184
10,821	PAGAYA TECHNOLOGIES LTD., CLASS A(b)	320,337	226,159
26,075	PAGERDUTY, INC.(b)	398,840	341,843
478	PC CONNECTION, INC.	28,967	27,609
5,774	PDF SOLUTIONS, INC.(b)	145,040	164,732
2,916	PENGUIN SOLUTIONS, INC.(b)	49,667	57,037
3,800	PHOTRONICS, INC.(b)	67,240	121,600
1,693	PLEXUS CORP.(b)	224,877	248,871
7,319	PORCH GROUP, INC.(b)	33,225	66,822
2,043	POWER INTEGRATIONS, INC.	74,395	72,608
58,243	PROGRESS SOFTWARE CORP.(b)	2,578,299	2,502,119
2,300	Q2 HOLDINGS, INC.(b)	140,750	165,968
2,200	QORVO, INC.(b)	168,397	185,922
4,641	QUALYS, INC.(b)	633,371	616,789
75,747	RADWARE LTD.(b)(c)	2,248,935	1,824,745
4,872	RALLIANT CORP.	229,888	248,034
13,508	RAMBUS, INC.(b)	1,004,618	1,241,250
15,606	RAPID7, INC.(b)	343,462	237,211
156,188	REPOSITRAK, INC.	1,361,878	1,932,046
16,194	RIGETTI COMPUTING, INC.(b)	493,372	358,697
35,526	RIMINI STREET, INC.(b)	121,572	137,841
925	ROGERS CORP.(b)	52,780	84,702
6,917	SANMINA CORP.(b)	823,447	1,038,034
1,100	SCANSOURCE, INC.(b)	39,181	42,966
13,318	SEMTECH CORP.(b)	838,490	981,403
10,015	SILICON LABORATORIES, INC.(b)	1,362,480	1,308,960
3,059	SITIME CORP.(b)	688,616	1,080,408
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont'd):
2,485	SOLAREDGE TECHNOLOGIES, INC.(b)(c)	$75,165	71,692
93,317	SOUNDTHINKING, INC.(b)	1,600,564	749,336
69,516	SPRINKLR, INC., CLASS A(b)	546,663	540,834
59,883	SPROUT SOCIAL, INC., CLASS A(b)	721,216	674,881
1,530	SPS COMMERCE, INC.(b)	139,111	136,369
6,475	SYNAPTICS, INC.(b)	431,732	479,280
18,284	TENABLE HOLDINGS, INC.(b)	489,553	430,223
3,500	TERADATA CORP.(b)	78,944	106,540
3,443	TERAWULF, INC.(b)	53,172	39,560
4,581	TTM TECHNOLOGIES, INC.(b)	156,051	316,089
1,967	ULTRA CLEAN HOLDINGS, INC.(b)	43,623	49,824
202,402	UPLAND SOFTWARE, INC.(b)	613,122	289,435
8,534	VARONIS SYSTEMS, INC.(b)	291,417	279,915
2,597	VEECO INSTRUMENTS, INC.(b)	49,836	74,222
2,772	VIANT TECHNOLOGY, INC., CLASS A(b)	32,720	33,375
5,802	VIASAT, INC.(b)	180,573	199,937
43,263	VIAVI SOLUTIONS, INC.(b)	706,879	770,947
4,336	WORKIVA, INC.(b)	388,759	373,980
30,517	ZETA GLOBAL HOLDINGS CORP., CLASS A(b)	561,027	621,021
		67,921,726	74,074,215	16.39%
Materials:
600	ADVANSIX, INC.	11,544	10,380
616	ALPHA METALLURGICAL RESOURCES, INC.(b)	73,956	123,126
326,769	ASPEN AEROGELS, INC.(b)	1,728,216	924,756
769	BALCHEM CORP.	117,069	117,934
4,780	CELANESE CORP.	199,487	202,098
1,260	CENTURY ALUMINUM CO.(b)	39,253	49,367
16,600	CHEMOURS (THE) CO.	166,254	195,714
1,707	COMPASS MINERALS INTERNATIONAL, INC.(b)	17,593	33,525
48,070	CONSTELLIUM S.E.(b)(c)	809,962	906,119
6,200	EASTMAN CHEMICAL CO.	378,794	395,746
8,700	ELEMENT SOLUTIONS, INC.	201,101	217,413
78,669	H.B. FULLER CO.	4,621,553	4,677,659
800	HAWKINS, INC.	103,946	113,648
29,417	HECLA MINING CO.	442,427	564,512
22,659	INGEVITY CORP.(b)	1,194,660	1,340,960
860	INNOSPEC, INC.	68,095	65,824
3,032	KAISER ALUMINUM CORP.	302,907	348,255
382	KOPPERS HOLDINGS, INC.	7,793	10,345
635	MATERION CORP.	57,711	78,943
1,530	METALLUS, INC.(b)	28,933	26,255
1,700	MINERALS TECHNOLOGIES, INC.	86,510	103,615
67,689	NOVAGOLD RESOURCES, INC.(b)(c)	670,841	631,248
7,800	O-I GLASS, INC.(b)	82,958	115,128
325	OLIN CORP.	5,473	6,770
300	QUAKER CHEMICAL CORP.	36,531	41,193
6,009	RAMACO RESOURCES, INC., CLASS A(b)	90,610	108,162
6,000	SEALED AIR CORP.	183,969	248,580
1,105	SENSIENT TECHNOLOGIES CORP.	92,391	103,815
10,796	SMITH-MIDLAND CORP.(b)	303,219	392,327
6,787	SOLSTICE ADVANCED MATERIALS, INC.(b)	332,999	329,712
191	STEPAN CO.	9,401	9,046
8,300	SUNCOKE ENERGY, INC.	50,926	59,760
1,352	SYLVAMO CORP.	63,117	65,099
3,296	TITAN AMERICA S.A.(b)(c)	55,886	54,318
3,965	TRIMAS CORP.	91,375	140,559
1,864	WARRIOR MET COAL, INC.	54,108	164,349
1,338	WORTHINGTON STEEL, INC.	48,645	46,322
		12,830,213	13,022,582	2.88%
Real Estate:
3,900	ACADIA REALTY TRUST	49,022	80,106
8,500	ALEXANDER & BALDWIN, INC.	140,127	175,440
791	AMERICAN ASSETS TRUST, INC.	14,832	14,974
9,464	APPLE HOSPITALITY REIT, INC.	116,377	112,148
3,400	BRANDYWINE REALTY TRUST	11,174	9,928
8,838	CARETRUST REIT, INC.	178,195	319,582
3,100	CENTERSPACE	160,540	206,832
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Real Estate (Cont'd):
3,480	CURBLINE PROPERTIES CORP.	$76,430	80,771
21,617	CUSHMAN & WAKEFIELD LTD.(b)	181,696	349,979
45,003	DIAMONDROCK HOSPITALITY CO.	388,985	403,227
15,000	DOUGLAS EMMETT, INC.	181,270	164,850
1,463	EASTERLY GOVERNMENT PROPERTIES, INC.	29,030	31,001
11,600	ELME COMMUNITIES	144,075	201,840
12,200	ESSENTIAL PROPERTIES REALTY TRUST, INC.	269,716	361,852
3,500	EXP WORLD HOLDINGS, INC.	35,198	31,675
10,300	FOUR CORNERS PROPERTY TRUST, INC.	232,265	237,518
478	GETTY REALTY CORP.	13,574	13,083
1,982	GLOBAL NET LEASE, INC.	12,675	17,045
4,600	HIGHWOODS PROPERTIES, INC.	82,376	118,772
1,400	INNOVATIVE INDUSTRIAL PROPERTIES, INC.	74,212	66,304
6,212	KENNEDY-WILSON HOLDINGS, INC.	38,426	60,070
4,416	KIMCO REALTY CORP.	53,046	89,512
382	LTC PROPERTIES, INC.	13,216	13,133
1,680	LXP INDUSTRIAL TRUST	68,522	83,294
10,849	MACERICH (THE) CO.	153,681	200,273
26,000	MEDICAL PROPERTIES TRUST, INC.	110,430	130,000
6,601	MILLROSE PROPERTIES, INC.	189,313	197,172
500	NEXPOINT RESIDENTIAL TRUST, INC.	13,889	15,050
6,236	OUTFRONT MEDIA, INC.	142,417	150,288
4,500	PEBBLEBROOK HOTEL TRUST	46,288	50,940
2,700	PHILLIPS EDISON & CO., INC.	92,024	96,039
555	REGENCY CENTERS CORP.	24,356	38,312
49,140	RYMAN HOSPITALITY PROPERTIES, INC.	5,045,667	4,649,627
1,912	SAFEHOLD, INC.	25,796	26,175
478	SAUL CENTERS, INC.	15,365	15,071
700	SL GREEN REALTY CORP.	32,844	32,109
2,730	ST. JOE (THE) CO.	101,450	162,080
4,256	STRAWBERRY FIELDS REIT, INC.	52,384	55,754
8,770	SUNSTONE HOTEL INVESTORS, INC.	70,735	78,404
4,600	TANGER, INC.	135,498	153,502
1,492	TERRENO REALTY CORP.	85,701	87,595
787	UNIVERSAL HEALTH REALTY INCOME TRUST	30,719	30,858
4,600	URBAN EDGE PROPERTIES	60,500	88,274
3,952	XENIA HOTELS & RESORTS, INC.	60,087	55,881
		9,054,123	9,556,340	2.11%
Utilities:
1,404	AMERICAN STATES WATER CO.	102,953	101,762
7,500	AVISTA CORP.	243,389	289,050
2,444	CHESAPEAKE UTILITIES CORP.	221,453	304,913
1,600	CLEARWAY ENERGY, INC., CLASS A	33,838	50,272
3,905	CLEARWAY ENERGY, INC., CLASS C	93,170	129,880
1,817	HALLADOR ENERGY CO.(b)	33,799	34,596
7,456	HAWAIIAN ELECTRIC INDUSTRIES, INC.(b)	88,541	91,709
9,328	MDU RESOURCES GROUP, INC.	154,082	182,082
1,530	MGE ENERGY, INC.	123,663	119,983
2,800	MIDDLESEX WATER CO.	144,219	141,176
900	OTTER TAIL CORP.	66,600	72,729
		1,305,707	1,518,152	0.33%
	Sub-total Common Stocks:	411,605,230	435,620,419	96.38%
Escrows:
Communication Services:
39,067	GCI LIBERTY, INC., CLASS A(b)(e)	-	-
		-	-	0.00%
	Sub-total Escrows:	-	-	0.00%
Rights:
Health Care:
35,134	POSEIDA THERAPEUTICS, INC. (CONTINGENT VALUE RIGHTS)(b)(e)	-	-
		-	-	0.00%
	Sub-total Rights:	-	-	0.00%
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Short-Term Investments:
3,551,623	FIDELITY INVESTMENTS MONEY MARKET GOVERNMENT PORTFOLIO, INSTITUTIONAL SHARES(f)	$3,551,623	3,551,623
15,912,775	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, INSTITUTIONAL SHARES, 3.66%(g)	15,912,775	15,912,775
	Sub-total Short-Term Investments:	19,464,398	19,464,398	4.31%
	Total Investments	$431,069,628	455,084,817	100.69%

Notes to Schedule of Investments:
(a)	Investments are valued in accordance with procedures described in Note 2 to the financial statements.
(b)	Non-income producing assets.
(c)
Foreign security values are stated in U.S. dollars. As of December 31, 2025, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 7.60% of net assets.

(d)	Security is either wholly or partially on loan.
(e)	Security has been deemed worthless and is a Level 3 investment.
(f)	Investment relates to cash collateral received from portfolio securities loaned.
(g)
The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2024, the value of the Clearwater Select Equity Fund's investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $10,692,389
with net purchases of $5,220,386 during the fiscal year ended December 31, 2025.

See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2025

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Closed-End Funds:
93,623	BLACKROCK LONG-TERM MUNICIPAL ADVANTAGE TRUST			$823,294	868,822
39,969	BLACKROCK MUNICIPAL INCOME QUALITY TRUST			469,433	437,261
39,949	BLACKROCK MUNICIPAL INCOME TRUST II			416,205	417,068
28,000	BLACKROCK MUNIHOLDINGS CALIFORNIA QUALITY FUND INC			299,279	296,800
98,691	BLACKROCK MUNIHOLDINGS FUND INC			1,447,937	1,158,632
27,182	BLACKROCK MUNIHOLDINGS NEW JERSEY QUALITY FUND INC			360,767	323,466
116,304	BLACKROCK MUNIHOLDINGS QUALITY FUND II INC			1,351,560	1,166,529
67,362	BLACKROCK MUNIVEST FUND II INC			712,139	728,183
57,500	BLACKROCK MUNIYIELD FUND INC			598,572	603,175
53,157	BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND INC			635,346	624,063
48,700	BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND			656,465	539,596
85,285	BLACKROCK MUNIYIELD QUALITY FUND II INC			968,446	857,114
78,574	BLACKROCK MUNIYIELD QUALITY FUND III INC			1,000,116	854,099
71,728	BNY MELLON STRATEGIC MUNICIPAL BOND FUND INC			478,778	442,562
201,769	DWS MUNICIPAL INCOME TRUST			2,138,338	1,834,080
165,452	INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II			1,753,558	1,508,922
176,905	INVESCO MUNICIPAL OPPORTUNITY TRUST			2,020,781	1,692,981
147,637	INVESCO MUNICIPAL TRUST			1,643,807	1,424,697
7,540	INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST			71,327	78,868
190,374	INVESCO QUALITY MUNICIPAL INCOME TRUST			2,233,651	1,896,125
115,073	INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS			1,292,342	1,193,307
117,942	NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND			1,448,561	1,493,146
76,922	NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND			917,063	894,603
70,998	NUVEEN NEW JERSEY QUALITY MUNICIPAL INCOME FUND			1,034,991	897,415
91,466	NUVEEN PENNSYLVANIA QUALITY MUNICIPAL INCOME FUND			1,220,472	1,087,531
32,418	NUVEEN QUALITY MUNICIPAL INCOME FUND			416,977	389,664
25,780	PIMCO CALIFORNIA MUNICIPAL INCOME FUND			227,339	225,060
	Sub-total Closed-End Funds:			26,637,544	23,933,769	2.88%
Municipal Bonds:
Alabama
1,450,000	ALABAMA ST HSG FIN AUTH SF MTGE REVENUE	10/1/2054	4.80	1,450,000	1,443,733
3,000,000	ALABAMA ST HSG FIN AUTH SF MTGE REVENUE	10/1/2055	4.88	3,000,000	3,001,573
1,500,000	ALABAMA ST HSG FIN AUTH SF MTGE REVENUE	10/1/2055	4.95	1,500,000	1,504,184
2,500,000	ALABAMA ST HSG FIN AUTH SF MTGE REVENUE	10/1/2055	5.18	2,500,000	2,537,216
480,000	BALDWIN CNTY AL INDL DEV AUTH SOL WST DISP REVENUE(b)(c)	6/1/2032	4.63	480,000	482,085
1,000,000	BALDWIN CNTY AL INDL DEV AUTH SOL WST DISP REVENUE(b)(c)	6/1/2032	5.00	1,000,000	1,019,471
1,000,000	BLACK BELT ENERGY GAS DIST AL GAS PROJECT REVENUE(c)	9/1/2032	5.25	1,048,588	1,086,065
290,000	BLACK BELT ENERGY GAS DIST AL GAS PROJECT REVENUE(c)	8/1/2035	5.00	311,923	311,286
1,860,000	BLACK BELT ENERGY GAS DIST AL GAS PROJECT REVENUE	10/1/2035	5.00	1,929,715	1,915,824
1,000,000	ENERGY S E AL A COOPERATIVE DIST ENERGY SPLY REVENUE	9/1/2033	5.00	1,041,927	1,036,406
300,000	MOBILE CNTY AL LTD OBLG(b)	11/1/2045	4.00	300,000	272,772
1,495,000	S E ALABAMA ST GAS SPLY DIST GAS SPLY REVENUE(c)	4/1/2032	5.00	1,515,180	1,604,895
1,000,000	SOUTHEAST ENERGY AUTH COOPERATIVE DIST AL ENERGY SUPPLY REVE(c)	6/1/2035	5.00	1,032,551	1,041,925
1,700,000	SOUTHEAST ENERGY AUTH COOPERATIVE DIST AL ENERGY SUPPLY REVE	11/1/2035	5.00	1,760,106	1,805,074
1,000,000	SOUTHEAST ENERGY AUTHORITY A COOPERATIVE(c)	2/1/2031	5.00	1,021,512	1,070,201
1,750,000	TUSCALOOSA CNTY AL INDL DEV AUTH GULF OPPORTUNITY ZONE(b)	5/1/2044	5.25	1,713,300	1,753,669
				21,604,802	21,886,379	2.64%
Alaska
1,000,000	ALASKA ST RAILROAD CORP CRUISE PORT REVENUE	10/1/2040	5.50	1,040,492	1,114,966
				1,040,492	1,114,966	0.13%
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2025
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Arizona
1,250,000	ARIZONA ST INDL DEV AUTH ECON DEV REVENUE(b)(d)(e)	7/1/2030	6.75	$1,239,818	29,375
1,250,000	ARIZONA ST INDL DEV AUTH ECON DEV REVENUE(b)(d)(e)	7/1/2050	7.75	1,237,783	29,375
400,000	ARIZONA ST INDL DEV AUTH ECON DEV REVENUE(b)(d)(e)	7/1/2051	6.00	400,000	9,400
1,000,000	ARIZONA ST INDL DEV AUTH MF HSG REVENUE(c)	1/1/2027	5.00	1,010,971	1,016,150
1,000,000	AZ INDL DEV AUTH SF MTGE REVENUE	10/1/2050	5.10	1,000,000	1,024,463
1,985,000	MARICOPA CNTY & PHOENIX AZ INDL DEV AUTHORITIES MTGE REVENUE	9/1/2055	4.70	1,985,000	1,976,196
1,000,000	MARICOPA CNTY AZ INDL DEV AUTH SALES TAX REVENUE(b)	5/1/2033	4.38	984,519	983,638
500,000	NAVAJO NATION AZ(b)	12/1/2030	5.50	500,000	500,603
1,500,000	PHOENIX AZ INDL DEV AUTH RENTAL HSG REVENUE	12/1/2050	5.50	1,460,321	1,495,174
650,000	PIMA CNTY AZ INDL DEV AUTH SENIOR LIVING REVENUE(b)	11/15/2035	6.25	650,000	714,014
750,000	SIERRA VISTA AZ INDL DEV AUTH AUTH ED FAC REV(b)	6/15/2044	6.00	750,000	769,276
500,000	TEMPE AZ	1/1/2029	5.00	500,000	500,854
500,000	TEMPE AZ INDL DEV AUTH REVENUE(b)	10/1/2037	6.00	500,725	377,184
				12,219,137	9,425,702	1.14%
Arkansas
1,000,000	ARKANSAS ST DEV FIN AUTH INDL DEV REVENUE(b)	9/1/2049	4.50	895,942	970,549
1,000,000	ARKANSAS ST DEV FIN AUTH RESOURCE RECOVERY REVENUE(c)	10/15/2032	3.88	1,000,000	1,000,891
500,000	ARKANSAS ST DEV FIN AUTH SF MTGE REVENUE	1/1/2056	5.50	544,861	545,157
1,355,000	BENTONVILLE AR SALES & USE TAX	11/1/2045	4.00	1,349,418	1,370,983
515,000	BENTONVILLE AR SALES & USE TAX	11/1/2046	4.13	511,771	516,083
				4,301,992	4,403,663	0.53%
California
2,350,000	ACALANES CA UNION HIGH SCH DIST	8/1/2039	6.55	2,347,577	2,637,371
1,000,000	ALVORD CA UNIF SCH DIST (Step to 7.35% on 8/1/26)(f)	8/1/2046	0.00	961,790	1,215,857
1,000,000	CALIFORNIA CMNTY CHOICE FING AUTH CLEAN ENERGY PROJ REVENUE(c)	10/1/2032	5.00	1,023,165	1,059,362
600,000	CALIFORNIA CMNTY CHOICE FING AUTH CLEAN ENERGY PROJ REVENUE(c)	10/1/2033	5.00	645,423	636,834
885,000	CALIFORNIA SCH FIN AUTH SCH FAC REVENUE(b)	7/1/2033	5.00	918,175	930,257
500,000	CALIFORNIA ST ENTERPRISE DEV AUTH REVENUE	8/1/2040	3.50	454,949	484,797
500,000	CALIFORNIA ST ENTERPRISE DEV AUTH REVENUE	8/1/2040	4.00	481,750	501,360
2,000,000	CALIFORNIA ST MUNI FIN AUTH MF HSG REVENUE(c)	12/1/2044	5.00	2,000,000	2,128,553
500,000	CALIFORNIA ST MUNI FIN AUTH MOBILE HOME PARK REVENUE	8/15/2053	5.25	515,299	515,952
250,000	CALIFORNIA ST MUNI FIN AUTH REVENUE(b)	11/1/2040	5.13	250,000	260,754
1,500,000	CALIFORNIA ST SCH FACS FING AUTH REVENUE	8/1/2029	6.00	1,482,006	1,531,172
500,000	CALIFORNIA ST SCH FIN AUTH CHRT SCH REVENUE(b)	4/15/2035	6.00	500,000	523,818
500,000	CALIFORNIA ST SCH FIN AUTH CHRT SCH REVENUE(b)	4/15/2045	6.75	497,332	505,873
230,000	CALIFORNIA ST STWD CMNTYS DEV AUTH STWD REVENUE	9/2/2033	4.75	228,539	235,631
1,000,000	CARLSBAD CA UNIF SCH DIST	8/1/2031	6.13	993,565	1,158,614
1,000,000	CENTRL CA UNIF SCH DIST	8/1/2043	5.00	1,008,529	1,010,013
1,000,000	COLTON CA JT UNIF SCH DIST	8/1/2035	5.80	998,743	1,021,948
1,105,000	CORONA-NORCO CA UNIF SCH DIST	8/1/2039	6.80	1,101,251	1,178,950
750,000	EL PASO DE ROBLES CA REDEV AGY TAX ALLOCATION REVENUE	7/1/2033	6.38	745,789	752,254
1,000,000	ENCINITAS CA UNION SCH DIST	8/1/2035	6.75	997,626	1,262,764
1,155,000	ENTERPRISE CA ELEM SCH DIST	8/1/2035	6.20	1,151,865	1,377,085
1,000,000	HELENDALE CA SCH DIST	8/1/2034	6.25	996,624	1,133,676
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2025
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
California (Cont'd):
500,000	LOS ANGELES CA DEPT OF ARPTS ARPT REVENUE	5/15/2041	4.00	$464,568	486,914
500,000	LOS ANGELES CA DEPT OF ARPTS ARPT REVENUE	5/15/2042	5.25	523,713	546,732
500,000	LOS ANGELES CA DEPT OF ARPTS ARPT REVENUE	5/15/2044	5.25	518,320	536,806
1,000,000	LOS ANGELES CA DEPT OF ARPTS ARPT REVENUE	5/15/2047	5.25	1,027,868	1,037,588
1,000,000	LOS ANGELES CA DEPT OF WTR & PWR REVENUE	7/1/2033	5.00	1,064,174	1,141,344
500,000	LOS ANGELES CA DEPT OF WTR & PWR REVENUE	7/1/2035	5.00	542,064	581,744
325,000	LOS ANGELES CA DEPT OF WTR & PWR REVENUE	7/1/2037	5.00	334,380	351,571
500,000	LOS ANGELES CA DEPT OF WTR & PWR REVENUE	7/1/2042	5.00	533,862	543,671
500,000	LOS ANGELES CA DEPT OF WTR & PWR REVENUE	7/1/2045	5.00	525,433	527,682
500,000	LOS ANGELES CA DEPT OF WTR & PWR REVENUE	7/1/2046	5.25	522,575	535,855
500,000	LOS ANGELES CA DEPT OF WTR & PWR WTRWKS REVENUE	7/1/2042	5.00	544,121	545,745
2,000,000	OAK PARK CA UNIF SCH DIST	8/1/2038	7.10	1,995,688	2,438,885
1,000,000	REDONDO BEACH CA UNIF SCH DIST	8/1/2034	6.38	994,061	1,022,584
750,000	RIVER ISLANDS CA PUBLIC FING AUTH SPL TAX	9/1/2052	5.25	797,349	788,792
350,000	SACRAMENTO CNTY CA WTR FING AUTH REVENUE (Floating, 3M CME Term SOFR + 0.57%)(g)	6/1/2039	3.29	350,000	329,356
1,000,000	SAN DIEGO CNTY CA REGL ARPT AUTH AIRPORT REVENUE	7/1/2038	5.25	1,021,680	1,112,860
1,500,000	SAN FRANCISCO CA CITY &CNTY ARPTS COMMN INTL ARPT REV	5/1/2055	5.25	1,549,057	1,553,923
1,000,000	SAN FRANCISCO CALIF CITY & CNTY ARPTS COMMN INTL ARPT REV	5/1/2033	5.00	1,020,890	1,124,001
1,000,000	SAN FRANCISCO CALIF CITY &CNTY ARPTS COMMN INTL ARPT REV	5/1/2041	5.00	1,002,109	1,002,317
500,000	SANTA MONICA CA REDEV AGY	7/1/2036	5.88	500,000	501,311
1,000,000	STHRN CALIFORNIA ST PUBLIC PWR AUTH STHRN TRANSMISSION SYSTE(c)	7/1/2029	5.00	1,046,972	1,057,064
145,000	SULPHUR SPRINGS CA UNION SCH DIST COPS	12/1/2037	6.50	144,883	145,398
1,000,000	TRACY CA JT UNIF SCH DIST (Step to 7.30% on 8/1/27)(f)	8/1/2041	0.00	982,487	1,097,233
				38,306,251	41,072,271	4.95%
Colorado
1,390,000	COLLIERS HILL MET DIST #2 CO(c)	12/15/2047	5.75	1,390,000	1,356,163
1,040,000	COLORADO EDUCTNL & CULTURAL AUTH REVENUE(b)	7/1/2043	6.00	1,040,000	957,068
1,000,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	7/1/2034	5.60	996,616	1,001,247
500,000	COLORADO ST HLTH FACS AUTH REVENUE	5/15/2030	3.50	500,000	492,159
1,000,000	COLORADO ST HLTH FACS AUTH REVENUE	8/1/2033	7.63	992,867	735,671
1,500,000	COLORADO ST HLTH FACS AUTH REVENUE	12/1/2043	5.00	1,502,345	1,510,561
735,000	COLORADO ST HLTH FACS AUTH REVENUE	5/15/2049	5.00	766,840	556,157
1,020,000	COLORADO ST HLTH FACS AUTH REVENUE	5/15/2058	5.00	1,035,747	729,364
1,250,000	COLORADO ST HSG & FIN AUTH	5/1/2040	5.15	1,250,000	1,300,268
1,125,000	COLORADO ST HSG & FIN AUTH	11/1/2052	6.00	1,173,375	1,197,329
1,500,000	DENVER CO CITY & CNTY MF HSG REVENUE	2/1/2039	2.05	1,500,000	1,166,125
870,000	DENVER CO CONVENTION CENTER HOTEL AUTH REVENUE	12/1/2030	5.00	877,422	881,195
1,000,000	E-470 CO PUBLIC HIGHWAY AUTH (Floating, U.S. SOFR + 0.75%)(g)	9/1/2026	3.24	1,000,000	998,192
1,000,000	GREEN VALLEY RANCH EAST MET DIST #6 CO	12/1/2050	5.88	1,000,000	1,012,949
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2025
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Colorado (Cont'd):
1,000,000	LEDGE ROCK CENTER RSDL MET DIST #1 CO	12/1/2054	6.38	$1,000,000	1,015,585
2,000,000	LEGATO CMNTY AUTH CO LTD TAX SUPPORTED REVENUE (Step to 5.00% on 12/1/26)(f)	12/1/2051	0.00	1,954,284	1,572,978
1,000,000	MINERAL BUSINESS IMP DIST CO LIMTED TAX & SPL REVENUE(b)	12/1/2054	5.75	1,000,000	1,006,358
184,432	MOUNT CARBON CO MET DIST REVENUE(d)	6/1/2043	8.00	-	184,509
1,000,000	PINNACLE FARMS MET DIST #1 CO(b)	12/1/2055	6.50	1,000,000	1,024,287
1,276,939	REUNION MET DIST CO SPL REVENUE	12/1/2044	3.63	1,234,392	945,233
1,000,000	RUDOLPH FARMS MET DIST #6 CO REVENUE SUPPORTED	6/1/2052	6.50	1,000,000	969,115
1,000,000	ST VRAIN LAKES MET DIST NO 4 (Step to 6.75% on 12/1/30)(b)(f)	9/20/2054	0.00	721,676	707,136
1,000,000	VERVE MET DIST #1 CO (Step to 7.00% on 12/1/29)(f)	12/1/2054	0.00	763,895	728,573
1,000,000	WEEMS NEIGHBORHOOD MET DIST CO	12/1/2055	5.88	1,000,000	1,023,330
1,000,000	WINDSHIRE PARK CO MET DIST #2	12/1/2047	6.50	1,044,635	1,022,285
				25,744,094	24,093,837	2.90%
Connecticut
1,000,000	CONNECTICUT ST HGR EDU SUPPLEMENT LOAN AUTH REVENUE(c)	5/14/2026	5.00	1,003,052	1,003,743
1,965,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	5/15/2045	3.85	1,965,000	1,826,087
583,408	MASHANTUCKET WSTRN PEQUOT TRIBE CT	7/1/2031	6.05	577,902	145,852
1,750,000	STAMFORD CT HSG AUTH	10/1/2055	6.50	1,774,218	1,780,675
1,000,000	STEEL POINT INFRASTRUCTURE IMPT DIST CT SPL OBLIG REVENUE(b)	4/1/2052	6.00	988,184	1,064,047
				6,308,356	5,820,404	0.70%
Delaware
1,460,000	DELAWARE ST HSG AUTH REVENUE	7/1/2054	4.50	1,460,000	1,423,916
1,460,000	DELAWARE ST HSG AUTH REVENUE	7/1/2054	4.75	1,460,000	1,449,281
945,000	DELAWARE ST HSG AUTH REVENUE	1/1/2055	5.75	1,013,295	1,029,898
				3,933,295	3,903,095	0.47%
District of Columbia
1,425,000	DIST OF COLUMBIA HSG FIN AGY MF HSG MTGE REVENUE	6/15/2031	4.45	1,425,000	1,432,111
1,000,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	6/1/2041	5.00	1,000,000	1,000,847
3,500,000	DISTRICT OF COLUMBIA HSG FIN AGY	3/1/2042	2.50	3,500,000	2,643,989
1,000,000	DISTRICT OF COLUMBIA HSG FIN AGY	9/1/2043	4.05	1,000,000	968,202
993,332	FEDERAL HOME LOAN MTGE CORP MF VARIABLE RATE CTFS(g)(j)	8/25/2041	4.76	1,039,850	1,025,710
				7,964,850	7,070,859	0.85%
Florida
1,000,000	ARBOR PK PHASE 1 CDD FL SPL ASSMNT REVENUE	5/1/2035	5.75	1,000,000	1,057,895
1,100,000	ARTISAN LAKES EAST CDD FL CAPITAL IMPT REVENUE(b)	5/1/2052	4.00	981,333	891,189
150,000	AVE MARIA FL STEWARDSHIP CMNTY DIST CAPITAL IMPT REVENUE(b)	5/1/2033	4.50	149,529	153,522
820,000	AVE MARIA FL STEWARDSHIP CMNTY DIST CAPITAL IMPT REVENUE(b)	5/1/2053	5.50	818,773	824,233
1,000,000	AVE MARIA FL STEWARDSHIP CMNTY DIST CAPITAL IMPT REVENUE	6/1/2056	5.60	1,000,000	994,252
995,000	BEACH CMNTY DEV DIST FL CAPITAL IMPT REVENUE	5/1/2044	5.25	1,049,835	1,036,654
420,000	BLACKBURN CREEK CMNTY DEV DIST FL CAP IMPT REVENUE	5/1/2035	6.25	420,000	430,254
170,000	BLACKBURN CREEK CMNTY DEV DIST FL CAP IMPT REVENUE	5/1/2045	6.25	170,000	172,511
1,250,000	BROWARD CNTY FL ARPT SYS REVENUE	10/1/2045	5.00	1,250,000	1,247,683
1,000,000	CAPITAL PROJS FIN AUTH FL EDUCTNL FACS REVENUE(b)	6/15/2055	6.50	983,795	1,006,707
525,000	CAPITAL TRUST AGY FL EDUCTNL FACS REVENUE(b)	7/1/2051	4.00	548,179	400,087
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2025
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Florida (Cont'd):
445,000	CAPITAL TRUST AGY FL EDUCTNL FACS REVENUE(b)	7/1/2056	4.00	$462,365	332,108
750,000	CAPITAL TRUST AGY FL REVENUE(d)	4/1/2035	7.00	750,000	412,500
1,750,000	CAPITAL TRUST AGY FL REVENUE(b)(d)(e)	12/1/2035	6.75	1,745,953	210,000
1,000,000	CAPITAL TRUST AUTH FL EDUCTNL FACS REVENUE(b)	7/1/2055	6.13	992,543	997,535
1,500,000	CAPITAL TRUST AUTH FL EDUCTNL FACS REVENUE(b)	7/1/2055	6.50	1,475,646	1,512,237
680,000	CELEBRATION FL CDD	5/1/2055	5.63	654,752	684,974
1,000,000	COASTAL RIDGE CDD FL SPL ASSMNT REVENUE	5/1/2055	6.00	1,000,000	1,025,571
665,000	COBBLESTONE CDD FL SPL ASSMNT REVENUE	5/1/2042	4.20	577,130	616,765
1,100,000	COBBLESTONE CDD FL SPL ASSMNT REVENUE(b)	5/1/2053	4.30	1,086,020	934,707
1,000,000	COLLIER CNTY FL EDUCTNL FACS AUTH REVENUE	6/1/2038	5.25	1,015,278	1,029,131
825,000	CYPRESS BLUFF CDD FL SPL ASSMNT	5/1/2051	4.00	624,625	660,252
400,000	DARBY CDD FL SPL ASSMNT REVENUE	5/1/2035	5.88	398,000	421,964
1,000,000	EAST NASSAU STEWARDSHIP DIST FL SPL ASSMNT REVENUE	5/1/2051	4.00	1,014,395	843,082
1,105,000	EAST NASSAU STEWARDSHIP DIST FL SPL ASSMNT REVENUE	5/1/2055	5.50	1,095,177	1,094,985
1,000,000	ELEVATION POINTE CMNTY DEV DIST FL SPL ASSMNT REVENUE	5/1/2032	4.40	1,000,000	1,021,448
500,000	ENTRADA CMNTY DEV DIST FL CAPITAL IMPT REVENUE	5/1/2043	5.60	500,000	526,608
800,000	ENTRADA CMNTY DEV DIST FL CAPITAL IMPT REVENUE(b)	5/1/2052	4.00	827,519	668,927
1,500,000	FIRELIGHT CDD FL SPL ASSMNT REV	5/1/2035	5.75	1,489,212	1,556,206
1,000,000	FIRETHORN CDD FL CAPITAL IMPT REVENUE	5/1/2055	5.60	1,000,000	993,862
1,000,000	FLORIDA HSG FIN CORP REVENUE	1/1/2056	5.13	1,000,000	1,009,749
2,000,000	FLORIDA ST DEV FIN CORP EDUCTNL FACS REVENUE(b)(c)	6/15/2028	6.25	1,987,128	1,989,673
800,000	FLORIDA ST DEV FIN CORP SENIOR LIVING REVENUE(b)	11/15/2030	5.00	800,000	778,415
950,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2046	3.25	950,000	793,685
975,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2048	4.55	975,000	964,065
2,000,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2049	4.60	2,000,000	1,969,906
2,235,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2049	4.70	2,235,000	2,259,417
1,435,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2052	4.55	1,435,000	1,422,476
1,000,000	FLORIDA ST LOCAL GOVT FIN COMMISSION REVENUE(b)	12/22/2030	11.00	1,000,000	1,004,505
820,000	FLORIDA ST MUNI LOAN COUNCIL CAPITAL IMPT REVENUE	5/1/2054	5.40	820,000	828,015
1,000,000	FORT LAUDERDAL FL SPL ASSMNT(b)	7/1/2048	4.00	1,030,567	845,783
700,000	GRANDE PINES CDD FL SPL ASSMNT REVENUE	5/1/2041	3.75	699,169	625,413
1,000,000	GRANDE PINES CDD FL SPL ASSMNT REVENUE	5/1/2054	5.80	1,000,000	1,008,945
1,000,000	GTR ORLANDO FL AVIATION AUTH ARPT FACS REVENUE	10/1/2046	5.00	1,003,971	1,015,233
1,000,000	HACIENDA NORTH CDD FL SPL ASSMNT REVENUE	5/1/2053	6.50	1,000,000	1,063,757
265,000	HARBOR BAY FL CDD CAPITAL IMPT REVENUE	5/1/2048	4.10	263,453	233,022
600,000	HERITAGE HARBOUR FL N CDD SPL ASSMNT	5/1/2034	5.00	600,000	626,789
1,000,000	HGR EDU FACS FING AUTH FL HGR EDUCTNL FACS REVENUE(b)	7/1/2045	6.00	994,293	995,469
1,300,000	HILLSBOROUGH CNTY FL AVIATION AUTH	10/1/2044	5.25	1,332,029	1,386,517
1,150,000	HOBE ST LUCIE CONSERVANCY DIST FL	5/1/2044	5.60	1,150,000	1,186,322
1,200,000	HYDE PARK CDD #1 FL SPL ASSMNT	5/1/2034	5.25	1,198,092	1,235,672
700,000	HYDE PARK CDD #1 FL SPL ASSMNT	5/1/2052	4.00	694,337	561,234
1,000,000	JULINGTON CREEK PLANTATION FLCDD	5/1/2043	5.50	1,081,278	1,082,766
1,150,000	KD52 CDD #1 FL SPL ASSMNT REVENUE	5/1/2056	6.13	1,150,000	1,151,161
1,000,000	LAKE CNTY FLA RETMNT FAC REVENUE	8/15/2055	5.75	978,140	940,028
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2025
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Florida (Cont'd):
1,150,000	LAKES OF SARASOTA CDD #2 CAPITAL IMPT REVENUE	5/1/2035	5.20	$1,150,000	1,188,907
100,000	LAKES OF SARASOTA CDD FL IMPT REVENUE	5/1/2031	3.88	99,594	100,983
300,000	LAKES OF SARASOTA CDD FL IMPT REVENUE	5/1/2031	4.13	299,499	304,515
385,000	LAKES OF SARASOTA CDD FL IMPT REVENUE	5/1/2041	4.13	383,910	364,009
975,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2034	5.35	976,232	1,020,202
1,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2036	5.00	1,000,000	1,003,597
750,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE(b)	5/1/2037	5.00	746,144	759,853
740,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2037	5.25	736,834	751,134
530,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2038	5.00	530,000	540,168
1,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2039	5.30	1,000,000	1,021,800
1,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE(b)	5/1/2040	3.75	1,000,000	935,125
1,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2040	5.50	997,930	1,059,549
1,250,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2043	6.13	1,250,000	1,336,802
210,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2049	4.50	207,305	188,970
1,440,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2050	4.00	1,308,778	1,195,854
930,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2052	4.00	878,810	764,918
960,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2055	5.50	945,741	963,583
750,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2055	5.90	744,745	770,365
2,500,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2056	6.00	2,472,100	2,580,998
1,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST UTILITY REVENUE	10/1/2053	5.25	1,055,227	1,046,756
850,000	LANDINGS CDD FL SPL ASSMNT	5/1/2055	5.80	850,000	857,043
500,000	LAUREL ROAD CDD FL CAPITAL IMPT REVENUE	5/1/2031	3.13	500,000	477,788
988,234	LEE CNTY FL HSG FIN AUTH MF MTGE	1/1/2040	4.55	988,234	1,034,666
1,000,000	LEE CNTY FL INDL DEV AUTH HLTHCR FACS REVENUE	11/15/2049	5.00	971,250	984,732
550,000	LT RANCH CDD FL CAPITAL IMPT REVENUE	5/1/2054	5.85	550,000	563,327
1,000,000	LT RANCH SOUTH CDD FL CAPITAL IMPT REVENUE	5/1/2055	5.75	985,930	1,005,470
545,000	MARSHALL CREEK FL CDD SPL ASSMNT	5/1/2032	5.00	545,000	545,464
400,000	MEADOW VIEW AT TWIN CREEKS CDD FL SPL ASSMNT	5/1/2052	3.75	396,687	310,037
500,000	MEADOW VIEW AT TWIN CREEKS CDD FL SPL ASSMNT	5/1/2052	4.00	511,327	406,907
1,000,000	MIAMI-DADE CNTY FL AVIATION REVENUE	10/1/2038	5.00	1,000,000	1,001,380
1,000,000	MIAMI-DADE CNTY FL HLTH FACS AUTH HOSP REVENUE	8/1/2047	5.00	1,009,034	1,006,577
75,000	N SPRINGS FL IMPT DIST	5/1/2027	6.00	75,000	76,269
115,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE(d)	5/1/2013	5.00	114,821	1
1,225,000	NORTH RIVER RANCH IMPT STEWARDSHIP DIST FL SPL ASSMNT REVENU	5/1/2033	5.75	1,225,000	1,293,715
735,000	NORTH RIVER RANCH IMPT STEWARDSHIP DIST FL SPL ASSMNT REVENU	5/1/2035	6.80	735,000	735,641
500,000	NORTH SPRINGS FL IMPT DIST	5/1/2044	6.50	500,000	508,218
1,250,000	ORANGE CNTY FL HLTH FACS AUTH REVENUE	8/1/2040	5.00	1,242,750	1,250,674
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2025
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Florida (Cont'd):
1,000,000	ORLANDO FL CONTRACT TOURIST DEV TAX PAYMENTS REVENUE	11/1/2038	5.00	$1,043,344	1,109,466
1,000,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE(b)	7/1/2027	11.50	1,000,000	1,450,557
1,000,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	6/1/2041	4.00	1,023,428	894,664
2,935,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	5/15/2053	4.00	2,835,405	2,257,107
1,000,000	PALM COAST PARK FL CDD SPL ASSMNT REVENUE	5/1/2042	5.00	996,624	1,008,161
500,000	PARKER ROAD FL CDD CAPITAL IMPT REVENUE	5/1/2050	4.10	498,449	408,057
1,500,000	PENSACOLA FL ARPT REVENUE	10/1/2055	5.50	1,597,745	1,577,603
450,000	POINCIANA FL W CDD SPL ASSMNT	5/1/2030	5.38	447,840	459,135
1,000,000	POITRAS EAST CDD FL SPL ASSMNT REVENUE	5/1/2052	5.25	997,088	1,006,437
270,000	ROLLING HILLS FL CDD CAPITAL IMPT REVENUE	5/1/2032	3.65	270,000	258,874
1,000,000	SAINT JOHNS CNTY FL INDL DEV AUTH REVENUE	8/1/2055	4.00	1,024,573	831,120
1,000,000	SANDRIDGE CMNTY DEV DIST FL SPL ASSMNT REVENUE	5/1/2044	5.50	1,000,000	1,022,833
725,000	SANDRIDGE CMNTY DEV DIST FL SPL ASSMNT REVENUE	5/1/2051	4.00	715,860	625,691
1,000,000	SAWYERS LANDING CDD FL SPL ASSMNT REVENUE	5/1/2041	4.13	992,655	945,478
142,538	STERLING HILL FL CDD CAPITAL IMPT REVENUE(d)	11/1/2010	5.50	142,538	58,441
1,480,000	TOLOMATO FL CDD	5/1/2040	3.75	1,435,186	1,480,494
880,000	TRADITION CDD #9 FL SPL ASSMNT	5/1/2056	5.65	880,000	883,139
1,000,000	TRANQUILITY CDD FL SPL ASSMNT	5/1/2055	5.63	1,000,000	990,348
700,000	TROUT CREEK CDD FL CAPITAL IMPT REVENUE	5/1/2038	5.38	700,000	714,674
1,005,000	TROUT CREEK CDD FL CAPITAL IMPT REVENUE	5/1/2052	5.50	999,421	1,016,027
390,000	TSR CDD FL SPL ASSMNT REVENUE	11/1/2035	5.38	389,260	403,208
1,500,000	UNIVERSITY PARK RECREATION DIST FL ON-AD VALOREM ASSMNT	5/1/2050	3.50	1,500,000	1,234,302
800,000	VILLAGE CDD #15 SPL ASSMNT REVENUE(b)	5/1/2028	4.25	800,000	809,370
1,000,000	VILLAGE CDD #15 SPL ASSMNT REVENUE(b)	5/1/2038	4.85	1,000,000	1,037,202
1,500,000	VLG CDD #16 FL SPL ASSMNT REVENUE	5/1/2056	5.13	1,500,000	1,498,932
500,000	WATERSET SOUTH CDD FL SPL ASSMNT REVENUE	5/1/2053	6.10	500,000	520,621
450,000	WINDWARD AT LAKEWOOD RANCH CDD FL CAPITAL IMPT	5/1/2040	4.85	434,193	454,463
800,000	WINDWARD AT LAKEWOOD RANCH CDD FL CAPITAL IMPT	5/1/2050	4.50	662,522	715,384
800,000	WINDWARD AT LAKEWOOD RANCH CDD FL CAPITAL IMPT	5/1/2052	4.25	803,060	679,201
1,000,000	WIREGRASS II CDD FL CAPITAL IMPROVEMENT REVENUE	5/1/2050	3.88	986,789	811,507
1,000,000	WIREGRASS II CDD FL CAPITAL IMPROVEMENT REVENUE	5/1/2052	5.25	995,696	1,000,337
750,000	WYNNFIELD LAKES FL CDD	5/1/2036	4.50	746,634	750,242
				113,358,708	109,604,938	13.20%
Georgia
1,250,000	GAINESVILLE & HALL CNTY GA DEV AUTH EDUCTNL FACS REVENUE(b)	9/1/2044	6.25	1,216,464	1,194,599
855,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2043	3.90	843,030	829,564
4,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2045	5.05	4,000,000	4,092,446
2,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2050	4.65	2,000,000	1,972,519
1,750,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2050	5.20	1,750,000	1,780,506
1,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2054	4.70	1,000,000	1,000,117
1,500,000	GEORGIA ST HSG & FIN AUTH REVENUE	6/1/2055	4.95	1,500,000	1,507,570
1,000,000	MAIN STREET ENERGY INC ENERGY PROJ REVENUE	12/1/2033	5.00	1,056,690	1,063,820
750,000	MAIN STREET NATURAL GAS INC GA GAS SUPPLY REVENUE(c)	3/1/2030	5.00	767,195	791,527
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2025
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Georgia (Cont'd):
2,250,000	MAIN STREET NATURAL GAS INC GA GAS SUPPLY REVENUE(c)	9/1/2030	5.00	$2,275,298	2,394,877
1,000,000	MAIN STREET NATURAL GAS INC GA GAS SUPPLY REVENUE(c)	4/1/2031	5.00	1,023,294	1,074,366
1,000,000	MAIN STREET NATURAL GAS INC GA GAS SUPPLY REVENUE (Floating, U.S. SOFR + 1.70%)(g)	6/1/2031	4.19	1,000,000	1,034,643
2,250,000	MAIN STREET NATURAL GAS INC GA GAS SUPPLY REVENUE(c)	12/1/2032	5.00	2,276,089	2,400,064
500,000	SUNBRIDGE STEWARDSHIP DIST FL SPL ASSMNT REVENUE	5/1/2042	5.40	500,000	516,796
				21,208,060	21,653,414	2.61%
Guam
250,000	GUAM GOVT BUSINESS PRIVILEGE TAX REVENUE	1/1/2038	5.25	261,850	275,169
				261,850	275,169	0.03%
Idaho
130,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2028	8.00	130,000	129,127
1,000,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2050	4.50	1,024,687	863,381
2,410,000	IDAHO ST HSG & FIN ASSN SF MTGE REVENUE	1/1/2048	4.75	2,410,000	2,414,982
1,905,000	IDAHO ST HSG & FIN ASSN SF MTGE REVENUE	7/1/2048	4.75	1,905,000	1,908,842
1,000,000	SPRING VLY CMNTY INFRASTRUCTURE DIST #1 SPL ASSMNT(b)	9/1/2053	6.25	1,000,000	1,024,286
1,000,000	SPRING VLY CMNTY INFRASTRUCTURE DIST #1 SPL ASSMNT(b)	9/1/2054	6.25	1,000,000	1,028,412
				7,469,687	7,369,030	0.89%
Illinois
1,250,000	BURBANK IL EDUCTNL FACS REVENUE(b)	9/1/2035	6.00	1,250,000	1,250,346
400,000	CHICAGO IL BRD OF EDU	12/1/2034	5.50	414,239	423,103
1,100,000	CHICAGO IL BRD OF EDU	12/1/2039	5.25	1,093,480	1,096,923
1,000,000	CHICAGO IL BRD OF EDU	12/1/2041	4.00	897,181	870,774
1,000,000	CHICAGO IL BRD OF EDU	12/1/2042	5.00	997,500	966,998
250,000	CHICAGO IL BRD OF EDU	12/1/2046	5.00	249,676	230,080
1,000,000	CHICAGO IL MIDWAY ARPT REVENUE	1/1/2043	5.75	1,033,640	1,088,317
2,250,000	CHICAGO IL O'HARE INTERNATIONAL ARPT REVENUE	1/1/2034	5.00	2,338,512	2,508,312
1,750,000	CHICAGO IL O'HARE INTERNATIONAL ARPT REVENUE	1/1/2048	5.25	1,860,218	1,799,559
1,000,000	CHICAGO IL O'HARE INTERNATIONAL ARPT SPL FAC REVENUE	7/1/2048	5.00	990,000	985,462
830,000	EVANSTON ILL EDL FAC REV(b)	4/1/2041	4.38	828,606	730,461
1,000,000	ILLINOIS FIN AUTH SURFACE FREIGHT TRANSFER FACS REVENUE(b)(c)	12/31/2034	4.13	1,000,000	998,243
1,500,000	ILLINOIS ST	5/1/2047	5.50	1,581,819	1,571,969
1,000,000	ILLINOIS ST EDUCTNL FACS AUTH	11/1/2036	4.50	1,000,000	1,000,388
500,000	ILLINOIS ST FIN AUTH CHRT SCH REVENUE	12/1/2047	5.00	497,925	485,476
750,000	ILLINOIS ST FIN AUTH EDUCTNL FAC REVENUE(b)	8/1/2045	6.25	753,926	775,361
160,410	ILLINOIS ST FIN AUTH REVENUE(d)	5/15/2036	5.00	159,539	8,020
500,000	ILLINOIS ST FIN AUTH REVENUE	9/1/2036	5.00	521,770	523,015
750,000	ILLINOIS ST FIN AUTH REVENUE	12/1/2037	5.00	750,000	719,810
1,450,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2038	5.13	1,416,802	1,334,469
500,000	ILLINOIS ST FIN AUTH REVENUE	7/1/2042	5.00	537,523	548,708
1,000,000	ILLINOIS ST FIN AUTH REVENUE	11/15/2045	5.00	1,000,000	999,996
1,000,000	ILLINOIS ST HSG DEV AUTH REVENUE	4/1/2050	4.63	1,000,000	987,772
1,000,000	ILLINOIS ST HSG DEV AUTH REVENUE	4/1/2051	4.95	1,000,000	998,284
2,005,000	ILLINOIS ST HSG DEV AUTH REVENUE	4/1/2053	5.25	2,101,243	2,137,297
1,000,000	ILLINOIS ST SALES TAX REVENUE	6/15/2033	5.00	1,023,137	1,044,751
1,500,000	ILLINOIS ST SPORTS FACS AUTH	6/15/2031	5.25	1,500,000	1,523,994
1,080,000	MACOUPIN SANGAMON & MONTGOMERY CNTYS IL CMNTY SCH DIST #34	12/1/2037	4.25	1,080,000	1,080,129
1,000,000	MALTA IL TAX INCR REVENUE(d)	12/30/2025	5.75	1,000,000	240,000
745,000	MARION IL SALES TAX REVENUE	6/1/2045	6.38	742,854	744,731
650,000	MET PIER & EXPOSITION AUTH IL REVENUE	12/15/2042	4.00	625,261	619,713
313,172	S WSTRN IL DEV AUTH REV(d)	10/1/2022	7.00	313,173	3
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2025
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Illinois (Cont'd):
1,000,000	SPRINGFIELD IL ELEC REVENUE	3/1/2038	3.00	$899,890	937,006
				32,457,914	31,229,470	3.76%
Indiana
150,000	INDIANA ST FIN AUTH HSG REVENUE	11/20/2027	4.80	150,000	151,016
1,500,000	INDIANA ST FIN AUTH REVENUE	11/15/2041	4.00	1,633,229	1,398,924
1,150,000	INDIANA ST FIN AUTH REVENUE	5/1/2050	5.38	1,126,261	1,148,382
1,500,000	INDIANA ST HSG & CMNTY DEV AUTH MF HSG REVENUE	1/1/2036	5.75	1,500,000	1,500,049
850,000	INDIANA ST HSG & CMNTY DEV AUTH SF MTGE REVENUE	7/1/2053	5.75	909,639	897,732
3,000,000	INDIANA ST HSG & CMNTY DEV AUTH SF MTGE REVENUE	7/1/2054	4.80	3,000,000	2,980,378
1,055,000	INDIANAPOLIS IN LOCAL PUBLIC IMPT BOND BANK	1/1/2034	5.00	1,106,669	1,185,563
315,000	MUNSTER IN ECON DEV TAX INCR REVENUE	7/15/2026	4.75	314,917	315,444
1,000,000	TERRE HAUTE IN SANTN DIST	7/1/2043	5.00	1,056,658	1,046,760
1,000,000	VALPARAISO IN EXEMPT FACS REVENUE(b)	1/1/2044	4.88	1,000,000	1,001,120
				11,797,373	11,625,368	1.40%
Iowa
1,200,000	DES MOINES IA	6/1/2034	1.50	979,057	975,388
1,415,000	DES MOINES IA	6/1/2038	1.75	923,236	1,046,300
1,500,000	IOWA ST FIN AUTH REVENUE	5/15/2038	7.25	1,500,000	1,709,346
1,000,000	IOWA ST FIN AUTH REVENUE	5/15/2053	4.00	1,064,362	769,032
1,705,000	IOWA ST FIN AUTH SF MTGE REVENUE	7/1/2053	5.50	1,782,863	1,796,823
				6,249,518	6,296,889	0.76%
Kansas
1,000,000	WICHITA KS HLTH CARE FACS REVENUE	6/1/2055	6.75	1,011,020	1,023,557
935,000	WYANDOTTE CNTY KS KANSAS CITY UNIF GOVT SPL OBLG REVENUE	9/1/2032	5.75	931,409	898,445
1,385,000	WYANDOTTE CNTY KS KANSAS CITY UNIF GOVT SPL OBLG REVENUE(b)	9/1/2035	5.25	1,374,044	1,396,260
1,000,000	WYANDOTTE CNTY KS KANSAS CITY UNIF GOVT SPL OBLG REVENUE(b)	3/1/2041	5.50	974,828	979,202
				4,291,301	4,297,464	0.52%
Kentucky
250,000	ASHLAND KY MED CENTER REVENUE	2/1/2040	5.00	240,685	250,174
1,000,000	CHRISTIAN CNTY KY SCH DIST FIN CORP	10/1/2041	5.00	1,046,372	1,090,704
1,500,000	KENTUCKY ST ECON DEV FIN AUTH	1/1/2045	5.00	1,488,210	1,500,399
3,000,000	KENTUCKY ST PUBLIC ENERGY AUTH GAS SPLY REVENUE(c)	8/1/2032	5.00	3,079,645	3,227,221
1,000,000	WSTRN KY UNIV	9/1/2033	4.75	1,000,000	1,000,800
				6,854,912	7,069,298	0.85%
Louisiana
1,000,000	CAPITAL AREA FIN AUTH LA SF MTGE REVENUE	10/1/2053	5.50	1,016,941	1,038,534
1,000,000	LOUISIANA PUB FACS AUTH REVENUE(b)	6/1/2051	5.00	1,043,953	810,717
1,000,000	LOUISIANA PUB FACS AUTH REVENUE	9/1/2059	5.50	1,060,013	1,009,710
1,000,000	LOUISIANA ST HSG CORP MF HSG REVENUE	7/1/2026	5.00	1,006,670	1,009,399
1,500,000	LOUISIANA ST HSG CORP SF MTGE REVENUE	6/1/2045	5.05	1,500,000	1,537,432
1,250,000	LOUISIANA ST HSG CORP SF MTGE REVENUE	12/1/2046	2.55	1,250,000	915,822
915,000	LOUISIANA ST HSG CORP SF MTGE REVENUE	6/1/2054	5.75	968,787	989,368
1,000,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH	11/15/2030	6.00	1,000,000	1,000,740
400,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVE(b)	11/1/2037	5.65	400,000	418,857
800,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVE(b)	11/1/2044	4.00	800,000	734,467
945,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVE(b)	11/1/2046	4.00	945,000	845,052
495,000	LOUISIANA ST PUBLIC FACS AUTH HOSP REVENUE	7/1/2035	5.00	495,000	495,412
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2025
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Louisiana (Cont'd):
295,000	LOUISIANA ST PUBLIC FACS AUTH REVENUE (Floating, 3M CME Term SOFR + 0.70%)(g)	2/15/2036	3.46	$295,000	291,461
1,000,000	NEW ORLEANS LA AVIATION BRD	1/1/2048	5.00	1,003,842	1,000,200
				12,785,206	12,097,171	1.46%
Maine
1,500,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2054	4.85	1,500,000	1,502,106
500,000	MAINE ST TURNPIKE AUTH SPL OBLG	7/1/2030	5.00	538,496	550,630
				2,038,496	2,052,736	0.25%
Maryland
435,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	7/1/2031	4.50	435,000	437,370
1,000,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	3/1/2047	5.05	1,000,000	1,025,483
700,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	9/1/2052	5.00	724,090	726,257
1,000,000	MARYLAND ST HLTH & HGR EDUCTNL FACS AUTH REVENUE	7/1/2036	5.00	1,077,557	1,146,355
500,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION MF REVENUE	7/1/2037	5.13	500,000	509,212
				3,736,647	3,844,677	0.46%
Massachusetts
1,000,000	MASSACHUSETTS ST BAY TRANSPRTN AUTH SALES TAX REVENUE(h)	7/1/2031	3.30(h )	819,160	844,540
3,911,206	MASSACHUSETTS ST DEV FIN AGY MF REVENUE	1/1/2042	2.30	2,886,393	2,961,242
1,500,000	MASSACHUSETTS ST DEV FIN AGY REVENUE	6/1/2049	4.00	1,507,128	1,574,302
955,000	MASSACHUSETTS ST EDUCTNL FING AUTH	7/1/2037	2.00	931,340	794,665
1,500,000	MASSACHUSETTS ST EDUCTNL FING AUTH	7/1/2048	3.75	1,451,137	1,186,484
1,700,000	MASSACHUSETTS ST EDUCTNL FING AUTH	7/1/2051	3.00	1,705,993	1,160,201
265,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2033	5.00	265,000	265,198
270,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2038	5.15	270,000	270,189
310,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2043	5.00	310,000	310,102
2,000,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	12/1/2048	4.90	2,000,000	2,006,823
1,500,000	SOMERVILLE MA	10/15/2038	2.00	1,055,206	1,221,079
				13,201,357	12,594,825	1.52%
Michigan
1,000,000	ESTRN MICHIGAN UNIV REVENUES	3/1/2055	5.25	1,040,669	1,040,624
1,000,000	GRAND RAPIDS MI ECON DEV CORP	11/1/2050	6.00	989,727	987,084
1,000,000	GRAND RAPIDS MI ECON DEV CORP	11/1/2060	6.13	993,492	989,575
2,000,000	MICHIGAIN ST HSG DEV AUTH SF MTGE REVENUE	6/1/2051	5.05	2,000,000	2,014,831
515,000	MICHIGAN ST FIN AUTH LTD OBLIG REVENUE	12/1/2031	3.00	512,508	479,388
545,000	MICHIGAN ST FIN AUTH LTD OBLIG REVENUE	12/1/2039	4.25	545,988	480,786
1,000,000	MICHIGAN ST FIN AUTH REVENUE (Floating, SIFMA Municipal Swap Index Yield + 0.00%)(g)	2/1/2029	3.21	1,000,000	1,000,074
1,000,000	MICHIGAN ST FIN AUTH REVENUE	12/1/2029	3.75	1,000,000	1,033,912
950,000	MICHIGAN ST FIN AUTH REVENUE	12/1/2045	5.00	952,882	951,908
1,500,000	MICHIGAN ST HSG DEV AUTH RENTAL HSG REVENUE	10/1/2048	5.00	1,500,000	1,534,154
1,000,000	MICHIGAN ST HSG DEV AUTH RENTAL HSG REVENUE	10/1/2049	3.35	1,024,574	820,519
1,000,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	12/1/2040	5.20	1,000,000	1,036,550
1,000,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	12/1/2048	4.90	1,000,000	1,002,865
1,500,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	12/1/2048	4.95	1,500,000	1,518,612
1,000,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	12/1/2050	4.95	1,000,000	1,001,675
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2025
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Michigan (Cont'd):
5,000,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	6/1/2051	2.75	$4,887,815	3,666,372
6,500,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	6/1/2052	2.50	6,500,000	4,422,225
2,000,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	12/1/2053	4.70	2,000,000	1,988,358
3,435,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	12/1/2053	4.95	3,435,000	3,431,367
1,240,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	6/1/2054	5.75	1,297,086	1,331,652
2,000,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	6/1/2055	4.55	2,000,000	1,959,389
185,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH	11/1/2028	6.35	185,000	185,153
1,490,000	MICHIGAN ST STRATEGIC FUND LTD OBLG REVENUE	12/31/2038	4.25	1,486,566	1,491,418
1,000,000	MICHIGAN ST TRUNK LINE	11/15/2044	5.50	1,093,321	1,108,102
1,000,000	NTHRN MI UNIV REVENUES	6/1/2055	5.50	1,031,812	1,069,600
2,000,000	VAN DYKE MI PUBLIC SCHS	5/1/2050	5.50	2,036,360	2,080,453
				42,012,800	38,626,646	4.65%
Minnesota
950,000	APPLE VLY MN SENIOR LIVING REVENUE	1/1/2047	5.00	931,831	520,436
1,585,000	ELK RIVER MN INDEP SCH DIST #728	2/1/2039	2.50	1,302,246	1,306,927
1,000,000	LAUDERDALE MN MF REVENUE	1/1/2040	5.13	992,594	987,759
3,760,000	MINNESOTA ST HSG FIN AGY	1/1/2053	6.00	3,933,221	3,981,140
1,615,000	MINNESOTA ST OFFICE OF HGR EDU REVENUE	11/1/2038	2.65	1,549,132	1,503,925
				8,709,024	8,300,187	1.00%
Mississippi
700,000	MISSISSIPPI ST DEV BANK SPL OBLG(b)	11/1/2039	4.55	700,000	709,241
5,000,000	MISSISSIPPI ST HOME CORP SF MTGE REVENUE	12/1/2045	5.13	5,000,000	5,098,269
				5,700,000	5,807,510	0.70%
Missouri
1,000,000	BEAR CREEK CMNTY IMPT DIST MO SALES TAX REVENUE	5/1/2045	6.25	992,125	1,031,285
225,000	JOPLIN MO INDL DEV AUTH SALES TAX REV	11/1/2040	3.50	223,168	211,527
306,825	KANSAS CITY MO INDL DEV AUTH SENIOR LIVING FACS REVENUE	11/15/2046	2.00	396,462	31
687,493	KANSAS CITY MO INDL DEV AUTH SENIOR LIVING FACS REVENUE(d)	11/15/2046	5.00	884,470	261,247
1,000,000	MISSOURI ST ENVRNMNTL IMPT & ENERGY RESOURCES AUTH	9/1/2033	2.90	956,695	935,456
2,000,000	MISSOURI ST HLTH & EDUCTNL FACS AUTH	2/1/2048	4.00	2,031,300	1,676,571
2,500,000	MISSOURI ST HSG DEV COMMISSION SF MTGE REVENUE	11/1/2045	5.05	2,500,000	2,561,602
975,000	MISSOURI ST HSG DEV COMMISSION SF MTGE REVENUE	11/1/2047	3.25	975,000	802,873
1,985,000	MISSOURI ST HSG DEV COMMISSION SF MTGE REVENUE	11/1/2049	4.45	1,985,000	1,938,800
1,840,000	MISSOURI ST HSG DEV COMMISSION SF MTGE REVENUE	11/1/2049	4.65	1,840,000	1,821,165
1,000,000	MISSOURI ST HSG DEV COMMISSION SF MTGE REVENUE	11/1/2050	4.95	1,000,000	1,001,098
2,390,000	MISSOURI ST HSG DEV COMMISSION SF MTGE REVENUE	11/1/2053	5.15	2,419,949	2,424,733
1,970,000	MISSOURI ST HSG DEV COMMISSION SF MTGE REVENUE	11/1/2054	4.70	1,970,000	1,964,167
1,000,000	SAINT LOUIS MO INDL DEV AUTH TAX INCR & SPL DIST REVENUE	6/15/2054	5.75	993,038	1,011,115
1,000,000	WENTZVILLE MO SCH DIST #R-4	3/1/2039	1.88	743,218	778,912
				19,910,425	18,420,582	2.22%
Montana
1,000,000	FORSYTH MT POLL CONTROL REVENUE	7/1/2028	3.88	1,000,000	1,016,269
980,000	MONTANA ST BRD OF HSG SF MTGE	12/1/2042	2.55	980,000	763,880
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2025
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Montana (Cont'd):
2,500,000	MONTANA ST BRD OF HSG SF MTGE	12/1/2050	4.85	$2,500,000	2,508,620
				4,480,000	4,288,769	0.52%
Nebraska
1,750,000	NEBRASKA ST INVESTMENT FIN AUTH SF HSG REVENUE	9/1/2051	4.70	1,750,000	1,741,211
				1,750,000	1,741,211	0.21%
Nevada
695,000	LAS VEGAS NV SPL ASSMNT DIST #817	6/1/2048	6.00	691,604	733,459
1,250,000	NEVADA ST HSG DIV SF MTGE REVENUE	4/1/2046	2.60	1,250,000	930,969
1,480,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2051	2.45	1,480,000	989,227
990,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2053	4.55	990,000	978,010
1,250,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2054	4.70	1,250,000	1,248,446
				5,661,604	4,880,111	0.59%
New Hampshire
1,000,000	NATIONAL FIN AUTH LEASE REVENUE	6/1/2051	5.25	1,059,731	1,041,409
1,200,000	NATIONAL FIN AUTH NH EDU REVENUE	8/1/2055	5.75	1,134,908	1,180,125
988,761	NATIONAL FIN AUTH NH MUNI CTFS	8/20/2039	3.63	900,166	949,298
989,660	NATIONAL FIN AUTH NH MUNI CTFS(g)(i)	11/20/2039	4.06	984,335	985,788
332,815	NATIONAL FIN AUTH NH MUNI CTFS(g)(i)	1/20/2041	4.09	321,914	329,831
1,395,196	NATIONAL FIN AUTH NH MUNI CTFS(g)(i)	11/20/2042	4.22	1,295,191	1,361,253
991,325	NATIONAL FIN AUTH NH MUNI CTFS(g)(i)	10/1/2051	4.03	948,324	982,469
500,000	NATIONAL FIN AUTH NH SPL REVENUE(b)	12/1/2032	5.30	500,000	500,195
750,000	NATIONAL FIN AUTH NH SPL REVENUE(b)	12/1/2032	5.88	750,000	750,327
1,500,000	NATIONAL FIN AUTH NH SPL REVENUE(b)(h)	12/15/2032	5.06(h )	952,548	946,530
750,000	NATIONAL FIN AUTH NH SPL REVENUE(b)	6/1/2039	5.63	750,000	750,239
999,320	NATIONAL FINANCE AUTHORITY	2/20/2041	4.79	1,037,597	1,047,097
1,500,000	NEW HAMPSHIRE ST BUSINESS FIN AUTH WTR FAC REVENUE	4/1/2048	5.00	1,500,000	1,453,023
515,000	NEW HAMPSHIRE ST BUSINESS FIN AUTH WTR FAC REVENUE	4/1/2059	5.63	511,525	518,660
1,000,000	NEW HAMPSHIRE ST HSG FIN AUTH SF REVENUE	7/1/2056	6.50	1,112,904	1,138,541
				13,759,143	13,934,785	1.68%
New Jersey
1,000,000	CAMDEN CNTY NJ IMPT AUTH CHRT SCH REVENUE(b)	7/15/2042	5.00	1,028,950	1,010,394
695,000	NEW JERSEY ST HGR EDU ASSISTANCE AUTH STUDENT LOAN REVENUE	12/1/2041	4.00	675,033	691,503
2,880,000	NEW JERSEY ST HGR EDU ASSISTANCE AUTH STUDENT LOAN REVENUE	12/1/2045	4.50	2,831,604	2,956,356
2,675,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	10/1/2035	3.75	2,675,000	2,678,460
3,950,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	10/1/2042	4.50	3,950,000	4,021,849
875,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	4/1/2049	4.00	875,742	787,365
1,000,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	10/1/2050	5.10	1,000,000	1,024,984
4,000,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	10/1/2053	4.80	4,000,000	3,960,314
1,140,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	10/1/2053	5.00	1,182,217	1,184,580
500,000	NEW JERSEY ST TRANSPRTN TRUST FUND AUTH	6/15/2041	5.25	500,000	500,376
1,000,000	NEW JERSEY ST TURNPIKE AUTH TURNPIKE REVENUE	1/1/2045	5.00	1,022,418	1,059,416
				19,740,964	19,875,597	2.39%
New Mexico
1,000,000	FARMINGTON NM POLL CONTROL REVENUE(c)	6/1/2029	3.88	1,000,000	1,016,351
1,975,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2047	3.95	1,975,000	1,805,259
265,000	NEW MEXICO ST MTGE FIN AUTH	3/1/2048	3.75	265,880	264,345
590,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2048	4.00	590,330	537,156
690,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2049	3.35	690,000	569,846
605,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2049	4.00	605,000	545,637
990,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2051	2.35	990,000	661,045
985,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2052	4.30	985,000	948,993
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2025
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
New Mexico (Cont'd):
1,480,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2053	4.70	$1,480,000	1,482,638
				8,581,210	7,831,270	0.94%
New York
340,000	BUILD NYC RESOURCE CORP NY REVENUE	7/1/2041	5.50	359,300	370,363
998,696	DUTCHESS CNTY NY LOCAL DEV CORP MF	10/1/2040	5.00	998,696	1,081,080
750,000	HEMPSTEAD TOWN NY LOCAL DEV CORP REVENUE	9/1/2038	5.00	750,000	750,592
600,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2042	3.85	600,025	586,111
825,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	5/1/2045	3.90	780,656	765,105
1,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2047	3.65	1,000,000	868,054
1,000,000	NEW YORK CITY NY HSG DEV CORP REVENUE	8/1/2040	2.40	743,353	770,646
1,000,000	NEW YORK ENERGY FIN DEV CORP(c)	12/1/2033	5.00	1,030,902	1,059,283
250,000	NEW YORK NY CITY TRANSITIONAL FIN AUTH REV	11/1/2046	5.00	261,370	262,119
1,000,000	NEW YORK NY CITY TRANSITIONAL FIN AUTH REV	5/1/2048	5.25	1,038,597	1,055,465
2,000,000	NEW YORK ST CONVENTION CENTER DEV CORP REVENUE	11/15/2040	5.00	2,000,000	2,000,005
750,000	NEW YORK ST DORM AUTH REVENUES NON ST SUPPORTED DEBT	10/1/2030	5.00	802,849	806,110
1,000,000	NEW YORK ST DORM AUTH REVENUES NON ST SUPPORTED DEBT	7/1/2038	5.00	1,054,101	1,124,280
1,000,000	NEW YORK ST DORM AUTH ST PERSONAL INCOME TAX REVENUE	3/15/2048	5.00	1,008,777	1,038,107
2,000,000	NEW YORK ST HSG FIN AGY AFFORDABLE HSG REVENUE	11/1/2046	2.60	2,000,000	1,424,665
1,000,000	NEW YORK ST HSG FIN AGY AFFORDABLE HSG REVENUE	11/1/2050	5.10	1,000,000	1,019,167
500,000	NEW YORK ST HSG FIN AGY REVENUE	11/1/2045	5.10	500,000	500,166
1,000,000	NEW YORK ST LIBERTY DEV CORP LIBERTY REVENUE(b)	11/15/2044	5.00	971,250	998,405
1,700,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2045	2.45	1,606,007	1,245,392
980,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2046	2.50	975,795	711,826
1,000,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2047	3.25	772,895	802,010
1,685,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2047	3.30	1,685,000	1,362,769
835,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2048	3.80	835,000	742,252
1,875,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2049	2.95	1,875,000	1,409,420
1,435,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	4/1/2050	2.55	1,435,000	1,000,886
2,030,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2053	4.65	2,030,000	1,990,292
1,000,000	NEW YORK ST TRANSPRTN DEV CORP SPL FAC REVENUE	1/1/2029	5.00	1,018,035	1,030,690
1,000,000	NEW YORK ST TRANSPRTN DEV CORP SPL FAC REVENUE	4/1/2035	6.00	1,017,929	1,102,073
1,000,000	NEW YORK ST TRANSPRTN DEV CORP SPL FAC REVENUE	6/30/2038	5.50	1,062,667	1,128,323
1,375,000	NEW YORK ST TRANSPRTN DEV CORP SPL FAC REVENUE	6/30/2041	5.25	1,407,521	1,465,869
700,000	NEW YORK ST TRANSPRTN DEV CORP SPL FAC REVENUE	6/30/2044	5.50	726,825	731,437
2,000,000	NEW YORK ST TRANSPRTN DEV CORP SPL FAC REVENUE	12/31/2054	5.25	2,088,793	2,027,595
1,500,000	NEW YORK ST TRANSPRTN DEV CORP SPL FAC REVENUE	6/30/2055	6.00	1,527,883	1,583,948
1,500,000	NEW YORK ST TRANSPRTN DEV CORP SPL FAC REVENUE	6/30/2060	5.50	1,571,219	1,512,147
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2025
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
New York (Cont'd):
500,000	ONONDAGA NY CIVIC DEV CORP	12/1/2038	5.00	$542,146	573,207
				39,077,591	36,899,859	4.44%
North Carolina
1,445,000	MECKLENBURG CNTY NC MF HSG REVENUE	1/1/2036	5.38	1,445,000	1,448,165
2,375,000	NORTH CAROLINA ST EDU ASSISTANCE AUTH	6/1/2045	5.00	2,366,170	2,486,870
2,000,000	NORTH CAROLINA ST HSG FIN AGY	7/1/2045	4.55	2,000,000	1,994,538
2,500,000	NORTH CAROLINA ST HSG FIN AGY HOMEOWNERSHIP REVENUE	7/1/2042	3.50	2,500,000	2,316,441
1,985,000	NORTH CAROLINA ST HSG FIN AGY HOMEOWNERSHIP REVENUE	7/1/2046	4.40	1,985,000	1,976,313
1,475,000	NORTH CAROLINA ST HSG FIN AGY HOMEOWNERSHIP REVENUE	7/1/2046	5.00	1,476,555	1,506,338
1,750,000	NORTH CAROLINA ST HSG FIN AGY HOMEOWNERSHIP REVENUE	1/1/2055	4.80	1,750,000	1,731,746
715,000	NORTH CAROLINA ST HSG FIN AGY HOMEOWNERSHIP REVENUE	1/1/2055	6.25	753,386	771,205
500,000	NORTH CAROLINA ST MED CARE COMMISSION RETMNT FACS REVENUE	10/1/2030	3.63	500,000	500,584
				14,776,111	14,732,200	1.77%
North Dakota
795,000	GRAND FORKS ND HLTH CARE SYS REVENUE	12/1/2035	5.00	833,047	882,371
390,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2043	3.05	390,450	329,831
905,000	NORTH DAKOTA ST HSG FIN AGY	1/1/2044	3.05	905,000	752,718
920,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2044	2.50	920,000	688,849
1,000,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2048	5.10	1,000,000	1,018,496
1,500,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2049	4.75	1,500,000	1,511,145
855,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2053	5.75	912,876	904,804
				6,461,373	6,088,214	0.73%
Ohio
1,500,000	ALLEN CNTY OH HOSP FACS REVENUE	11/1/2043	5.00	1,500,000	1,500,964
500,000	CLEVELAND-CUYAHOGA CNTY OH PORT AUTH TAX INCREMENT FING REV(b)	12/1/2055	4.50	500,000	401,174
1,500,000	CLOVERLEAF OH LOCAL SCH DIST COPS	12/1/2047	5.75	1,536,689	1,555,479
2,000,000	COLUMBUS OH REGL ARPT AUTH REVENUE	1/1/2050	5.50	2,129,822	2,112,340
1,000,000	EHOVE OH JT VOCATIONAL SCH DIST	12/1/2055	5.50	1,032,639	1,050,062
1,405,000	LUCAS MET HSG AUTH OH COPS	11/1/2036	5.00	1,405,000	1,406,452
1,000,000	MADISON-PLAINS OH LOCAL SCH DIST COPS	12/1/2054	5.50	1,009,631	1,044,916
1,000,000	NORTH RIDGEVILLE OH CITY SCH DIST	12/1/2057	5.50	1,034,813	1,029,042
500,000	OHIO ST AIR QUALITY DEV AUTH EXEMPT FACS REVENUE(b)	1/15/2038	4.25	452,035	500,447
2,000,000	OHIO ST HGR EDUCTNL FAC COMMISSION	11/1/2049	4.00	2,018,386	1,528,452
1,000,000	OHIO ST HSG FIN AGY MF HSG REVENUE(b)	3/1/2026	6.25	1,000,000	1,002,500
505,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2039	3.35	465,660	471,663
2,000,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2045	2.90	1,539,380	1,587,604
2,120,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2047	5.10	2,120,000	2,173,276
850,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2048	4.50	850,569	857,653
1,000,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2050	4.65	1,000,000	989,496
1,500,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2050	5.20	1,500,000	1,538,222
3,615,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2051	2.45	3,629,229	2,417,832
1,950,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2051	2.75	1,950,000	1,421,804
715,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	3/1/2052	5.00	741,250	742,160
2,485,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2054	4.70	2,485,000	2,485,267
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2025
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Ohio (Cont'd):
1,000,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2055	4.80	$1,000,000	989,899
1,500,000	SAINT BERNARD OH INCOME TAX REVENUE	12/1/2043	5.00	1,500,000	1,501,275
1,000,000	XENIA OH	12/1/2054	5.00	1,038,328	1,026,194
				33,438,431	31,334,173	3.77%
Oklahoma
2,000,000	OKLAHOMA ST DEV FIN AUTH	8/1/2049	5.00	2,097,428	1,835,247
990,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	9/1/2043	4.50	991,011	997,620
1,000,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	9/1/2047	5.05	1,000,000	1,021,549
1,500,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	3/1/2049	4.60	1,500,000	1,478,578
1,560,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	9/1/2053	6.25	1,640,951	1,665,297
500,000	TULSA OK MUNI ARPT TRUST TRUSTEES	12/1/2035	6.25	540,646	572,482
				7,770,036	7,570,773	0.91%
Oregon
425,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	7/1/2038	4.00	425,000	425,000
1,000,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	1/1/2042	3.70	1,000,000	962,074
2,000,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	1/1/2045	2.38	1,833,589	1,406,531
1,050,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	1/1/2046	4.70	1,050,000	1,068,569
				4,308,589	3,862,174	0.47%
Pennsylvania
1,000,000	ALLENTOWN PA NEIGHBORHOOD IMPT ZONE DEV AUTH TAX REVENUE(b)	5/1/2042	5.00	1,000,000	1,025,468
370,000	BUTLER CNTY PA GEN AUTH REVENUE (Floating, 3M CME Term SOFR + 0.70%)(g)	10/1/2034	3.33	370,000	361,796
1,500,000	COATESVILLE PA AREA SCH DIST	11/15/2037	5.25	1,544,045	1,603,398
1,500,000	CUMBERLAND CNTY PA MUNI AUTH	6/1/2051	5.50	1,506,960	1,508,740
250,000	DOYLESTOWN PA HOSP AUTH(b)	7/1/2031	5.00	252,979	265,464
1,000,000	LAMPETER-STRASBURG PA SCH DIST	3/1/2047	5.00	1,007,246	1,030,080
1,000,000	PENNSYLVANIA HGR EDU ASSISTANCE AGY LOAN REVENUE	6/1/2030	5.00	1,033,146	1,057,158
1,125,000	PENNSYLVANIA HGR EDU ASSISTANCE AGY LOAN REVENUE	6/1/2034	5.00	1,165,626	1,200,320
1,000,000	PENNSYLVANIA ST HGR EDUCTNL FACS AUTH REVENUE	10/1/2034	5.00	1,000,000	1,001,506
500,000	PENNSYLVANIA ST HGR EDUCTNL FACS AUTH REVENUE (Floating, 3M CME Term SOFR + 0.65%)(g)	7/1/2039	3.28	500,000	464,051
500,000	PENNSYLVANIA ST HSG FIN AGY MF HSG REVENUE	6/1/2041	4.90	500,000	515,814
1,500,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2045	5.10	1,500,000	1,535,719
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2046	3.00	1,017,184	778,756
2,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2051	2.55	2,000,000	1,392,704
425,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2051	3.00	423,092	421,152
960,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2054	6.00	1,027,599	1,041,677
500,000	PHILADELPHIA PA AUTH FOR INDL DEV CHRT SCH REVENUE(b)	6/15/2034	4.50	498,254	503,763
750,000	PHILADELPHIA PA AUTH FOR INDL DEV REVENUES	8/1/2036	5.63	742,607	753,478
1,055,000	PHILADELPHIA PA HSG AUTH GTD REVENUE	3/1/2037	5.00	1,112,056	1,165,132
				18,200,794	17,626,176	2.12%
Puerto Rico
797,706	GDB DEBT RECOVERY AUTH OF CMWLTH PUERTO RICO	8/20/2040	7.50	778,755	775,912
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2025
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Puerto Rico (Cont'd):
1,300,000	PUERTO RICO CMWLTH	7/1/2041	4.00	$1,223,902	1,201,973
1,255,114	PUERTO RICO CMWLTH(g)(j)	11/1/2043	2.53	771,957	803,273
2,033,910	PUERTO RICO CMWLTH(g)(j)	11/1/2051	1.66	1,282,625	1,329,669
1,000,000	PUERTO RICO CMWLTH AQUEDUCT & SWR AUTH REVENUE(b)	7/1/2033	5.00	1,021,133	1,045,747
250,000	PUERTO RICO CMWLTH AQUEDUCT & SWR AUTH REVENUE(b)	7/1/2042	4.00	230,649	236,278
500,000	PUERTO RICO CMWLTH AQUEDUCT & SWR AUTH REVENUE(b)	7/1/2047	5.00	504,190	489,935
1,825,000	PUERTO RICO SALES TAX FING CORP SALES TAX REVENUE	7/1/2040	4.33	1,792,806	1,785,549
1,500,000	PUERTO RICO SALES TAX FING CORP SALES TAX REVENUE	7/1/2040	4.55	1,464,729	1,500,557
				9,070,746	9,168,893	1.10%
Rhode Island
1,000,000	RHODE ISLAND ST HSG & MTGE FIN CORP	10/1/2041	5.00	1,062,346	1,070,425
990,000	RHODE ISLAND ST STUDENT LOAN AUTH LOAN REVENUE	12/1/2044	5.00	981,589	997,106
715,000	RHODE ISLAND ST STUDENT LOAN AUTH STUDENT LOAN REVENUE	12/1/2037	3.63	709,868	705,673
				2,753,803	2,773,204	0.33%
South Carolina
650,000	BERKELEY CNTY SC ASSMNT REVENUE	11/1/2040	4.25	647,860	614,473
1,000,000	MED UNIV SC HOSP AUTH HOSP MTGE REVENUE	11/15/2041	5.25	1,068,824	1,070,413
1,440,000	MED UNIV SC HOSP AUTH HOSP MTGE REVENUE	11/15/2046	5.25	1,496,250	1,493,395
1,000,000	MED UNIV SC HOSP AUTH HOSP MTGE REVENUE	11/15/2050	5.25	1,029,559	1,029,406
1,000,000	PATRIOTS ENERGY GROUP FING AGY SC GAS SPLY REVENUE (Floating, U.S. SOFR + 1.90%)(g)	3/1/2031	4.43	1,000,000	1,042,737
1,000,000	SOUTH CAROLINA JOBS-ECON DEV AUTH	11/15/2053	7.50	1,000,000	1,057,184
1,000,000	SOUTH CAROLINA ST HSG FIN & DEV AUTH MF REVENUE	5/1/2043	4.80	1,000,000	1,063,388
1,070,000	SOUTH CAROLINA ST HSG FIN & DEV AUTH MTGE REVENUE	7/1/2045	3.05	1,070,000	874,491
965,000	SOUTH CAROLINA ST HSG FIN & DEV AUTH MTGE REVENUE	7/1/2048	4.90	965,000	972,162
965,000	SOUTH CAROLINA ST HSG FIN & DEV AUTH MTGE REVENUE	7/1/2049	4.63	958,535	953,888
1,160,000	SOUTH CAROLINA ST HSG FIN & DEV AUTH MTGE REVENUE	7/1/2054	4.63	1,160,000	1,149,554
1,480,000	SOUTH CAROLINA ST HSG FIN & DEV AUTH MTGE REVENUE	1/1/2055	4.70	1,480,000	1,481,090
1,500,000	SOUTH CAROLINA ST HSG FIN & DEV AUTH MTGE REVENUE	1/1/2055	5.00	1,500,000	1,510,484
1,500,000	SOUTH CAROLINA ST HSG FIN & DEV AUTH MTGE REVENUE	7/1/2055	4.95	1,500,000	1,508,102
500,000	SOUTH CAROLINA ST HSG FIN & DEV AUTH MTGE REVENUE	7/1/2055	6.50	556,698	569,983
950,000	SOUTH CAROLINA ST JOBS-ECON DEV AUTH EDUCTNL FACS REVENUE(b)	6/15/2043	7.00	940,514	974,321
1,500,000	SOUTH CAROLINA ST JOBS-ECON DEV AUTH HOSP REVENUE	7/1/2047	5.25	1,471,875	1,460,769
1,500,000	SOUTH CAROLINA ST JOBS-ECON DEV AUTH LEASE REVENUE	8/15/2046	5.25	1,502,229	1,502,695
1,000,000	SOUTH CAROLINA ST JOBS-ECON DEV AUTH SOL WST DISP REVENUE(b)(d)(e)	6/1/2031	6.00	1,000,000	110,000
1,000,000	SOUTH CAROLINA ST PUBLIC SVC AUTH REVENUE	12/1/2045	5.00	1,008,937	1,047,792
500,000	SOUTH CAROLINA ST PUBLIC SVC AUTH REVENUE	12/1/2046	5.00	501,095	520,880
				22,857,376	22,007,207	2.65%
South Dakota
2,000,000	SOUTH DAKOTA ST HSG DEV AUTH	11/1/2042	2.50	2,000,000	1,570,108
				2,000,000	1,570,108	0.19%
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2025
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Tennessee
1,000,000	MET NASHVILLE TN ARPT AUTH ARPT REVENUE	7/1/2049	5.00	$1,023,005	1,008,635
600,000	NASHVILLE MET DEV & HSG AGY TN TAX INCR REVENUE(b)	6/1/2036	5.13	600,000	609,492
1,000,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD HLTH CARE REVENUE(c)	9/1/2029	5.00	1,039,660	1,057,539
150,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(d)	1/1/2019	5.35	134,965	15
625,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(d)	1/1/2029	5.55	556,862	63
130,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(d)	1/1/2029	6.00	-	1
2,995,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2042	3.50	2,995,000	2,785,443
495,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2042	3.85	495,000	486,222
430,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2042	3.90	430,000	421,388
2,980,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2046	2.38	2,863,307	2,129,756
770,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2046	2.55	770,000	566,150
1,000,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2048	5.35	1,000,000	1,039,673
605,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	1/1/2049	3.95	605,000	551,951
1,500,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2050	5.00	1,500,000	1,514,921
1,500,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2050	5.15	1,500,000	1,538,512
1,990,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2051	2.50	1,990,000	1,370,789
1,360,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	1/1/2054	6.25	1,419,303	1,468,572
1,500,000	TENNESSEE ST ENERGY ACQUISITION CORP GAS REVENUE	12/1/2035	5.00	1,565,444	1,612,934
				20,487,546	18,162,056	2.19%
Texas
1,000,000	ALAMITO TX PUBLIC FACS CORP MF HSG REVENUE(c)	8/1/2026	5.00	1,006,514	1,002,016
2,000,000	ARLINGTON TX HGR EDU FIN CORP EDU REVENUE	8/15/2050	5.25	2,030,060	2,081,513
1,000,000	ARLINGTON TX HGR EDU FIN CORP EDU REVENUE(b)	6/1/2053	6.00	981,475	1,002,119
2,000,000	AUSTIN TX ARPT SYS REVENUE	11/15/2044	5.00	2,000,000	2,000,447
1,000,000	BRAZOS TX HGR EDU AUTH STUDENT LOAN PROGRAM REV	4/1/2032	5.00	1,063,275	1,075,307
1,000,000	BRAZOS TX HGR EDU AUTH STUDENT LOAN PROGRAM REV	4/1/2040	3.00	1,001,974	826,005
1,500,000	CLIFTON TX HGR EDU FIN CORP EDU REVENUE	8/15/2050	6.00	1,471,497	1,476,065
1,000,000	CYPRESS-FAIRBANKS TX INDEP SCH DIST	2/15/2041	2.25	730,979	774,423
1,000,000	DALLAS TX INDEP SCH DIST	2/15/2042	2.00	676,977	709,035
750,000	DALLAS TX SPL TAX REVENUE(b)(c)	8/15/2028	6.25	750,000	750,414
700,000	EDINBURG TX ECON DEV CORP SALES TAX REVENUE	8/15/2046	3.38	691,265	471,437
2,500,000	EL PASO TX HSG FIN CORP	3/1/2055	5.20	2,545,461	2,566,252
1,500,000	FORT WORTH TX	3/1/2040	2.00	1,097,350	1,085,341
500,000	GALVESTON TX WHARVES & TERMINAL REVENUE	8/1/2038	5.25	535,462	538,415
1,000,000	GEORGETOWN TX INDEP SCH DIST	8/15/2035	2.50	889,300	920,431
1,500,000	GRAND PARKWAY TRANSPRTN CORP TX SYS TOLL REVENUE	10/1/2035	5.50	1,495,109	1,604,813
2,000,000	HOUSTON TX ARPT SYS REVENUE	7/1/2048	5.25	2,112,778	2,066,399
1,000,000	MATAGORDA CNTY TX NAV DIST #1	11/1/2029	2.60	924,475	968,822
1,000,000	MATAGORDA CNTY TX NAV DIST #1	5/1/2030	4.25	1,000,000	1,041,255
273,000	N CENTRL TEXAS ST HLTH FAC DEV CORP(d)	2/15/2025	5.38	273,000	215,670
1,000,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	10/1/2033	6.50	1,000,000	1,079,128
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2025
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Texas (Cont'd):
1,000,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	10/1/2045	6.25	$1,004,312	1,039,071
1,100,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	1/1/2055	5.00	1,133,000	983,181
500,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	10/1/2060	6.50	503,207	514,561
1,081,962	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE(g)(j)	11/15/2061	2.00	1,081,962	465,265
645,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX SENIOR LIVING REVENUE(d)	7/1/2025	4.00	638,869	548,250
250,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX SENIOR LIVING REVENUE	12/1/2049	5.00	219,552	225,723
1,100,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX STUDENT HSG REV	4/1/2046	5.00	1,100,000	1,099,999
1,000,000	SUGAR LAND TX DEV CORP SALES TAX REVENUE	2/15/2033	5.00	1,000,000	1,001,332
1,000,000	TARRANT CNTY TX CULTURAL EDU FACS FIN CORP REVENUE(c)	11/15/2032	5.00	1,085,757	1,116,216
1,500,000	TEXAS ST AFFORDABLE HSG CORP SF MTGE REVENUE	3/1/2049	5.00	1,530,201	1,546,219
3,500,000	TEXAS ST AFFORDABLE HSG CORP SF MTGE REVENUE	3/1/2053	4.88	3,568,887	3,501,000
635,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	9/1/2048	4.25	637,832	607,900
1,500,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	9/1/2052	5.25	1,529,956	1,539,242
2,160,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	9/1/2052	5.50	2,289,880	2,297,733
1,000,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	9/1/2053	5.25	1,025,346	1,021,665
3,500,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS RESDL MTG REVENUE	1/1/2048	5.13	3,545,087	3,564,280
1,000,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS RESDL MTG REVENUE	1/1/2049	5.00	1,030,284	1,027,377
485,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS RESDL MTG REVENUE	7/1/2051	2.50	487,431	334,087
4,750,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS RESDL MTG REVENUE	1/1/2052	3.13	4,810,419	3,687,932
5,000,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS RESDL MTG REVENUE	1/1/2054	5.13	5,125,391	5,126,196
5,000,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS RESDL MTG REVENUE	7/1/2055	5.13	5,085,364	5,056,559
500,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS RESDL MTG REVENUE	1/1/2056	5.75	539,944	551,548
1,000,000	TEXAS ST MUNI GAS ACQUISITION & SPLY CORP V GAS SPLY REVENUE(c)	1/1/2034	5.00	1,060,040	1,079,187
				64,309,672	62,189,830	7.49%
Utah
1,000,000	BLACK DESERT PUB INFRASTRUCTURE DIST(b)	3/1/2051	4.00	1,010,050	810,910
300,000	BLACK RIDGE INFRASTRUCTURE FING DIST UT SPL ASSMNT	12/1/2035	5.00	300,000	301,898
500,000	DOWNTOWN REVITALIZATION PUBLIC INFRASTRUCTURE DIST UT SALES	6/1/2034	5.00	550,797	575,326
725,000	FIELDS ESTATES PUBLIC INFRASTRUCTURE DIST UT(b)	3/1/2055	6.13	725,000	730,387
1,000,000	FIELDS ESTATES PUBLIC INFRASTRUCTURE DIST UT SPL ASSMNT(b)	12/1/2053	5.25	1,000,000	976,091
1,250,000	INTERMOUNTAIN PWR AGY UT PWR SPLY REVENUE	7/1/2043	5.00	1,263,958	1,326,032
1,000,000	JORDANELLE RIDGE PUBLIC INFRASTRUCTURE DIST #2 UT(b)	3/1/2054	7.75	1,000,000	1,043,891
1,000,000	MIDA MOUNTAIN VLG PUBLIC INFRASTRUCTURE DIST UT TAX ALLOCATI(b)	6/15/2054	6.00	1,015,022	1,026,522
1,000,000	MOONLIGHT VLG PUB INFRASTRUCTURE DIST #1 UT(b)	3/1/2056	6.00	1,000,000	1,008,545
985,000	OLYMPIA PUBLIC INFRASTRUCTURE DIST #1 UT(b)	3/1/2055	6.38	978,920	1,012,668
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2025
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Utah (Cont'd):
1,000,000	PANORAMA PUBLIC INFRASTRUCTURE DIST #1 UT(b)	3/1/2055	6.25	$1,000,000	1,006,640
1,000,000	SALT LAKE CITY UT ARPT REVENUE	7/1/2039	5.25	1,047,364	1,095,448
1,000,000	SALT LAKE CITY UT ARPT REVENUE	7/1/2047	5.00	1,009,995	1,000,814
1,000,000	SAWMILL INFRASTRUCTURE FING DIST UT SPL ASSMNT(b)	12/1/2054	6.00	1,000,000	1,035,792
1,000,000	SOUTH SALT LAKE UT REDEV AGY TAX INCREMENT REVENUE(b)	4/15/2046	6.25	1,000,000	1,009,005
950,000	UTAH HSG CORP SF MTGE REVENUE	1/1/2054	5.00	950,000	964,333
935,000	UTAH INFRASTRUCTURE AGY TELECOMUNICATION REVENUE	10/15/2033	5.50	960,591	1,054,444
2,000,000	UTAH INFRASTRUCTURE AGY TELECOMUNICATION REVENUE	10/15/2037	5.00	2,006,706	2,023,766
720,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE(b)	12/15/2031	3.50	718,079	666,005
3,820,278	UTAH ST HSG CORP	12/21/2052	6.00	3,955,294	4,161,468
1,668,720	UTAH ST HSG CORP	1/21/2053	6.50	1,736,258	1,785,493
3,193,557	UTAH ST HSG CORP	4/21/2053	5.50	3,263,552	3,335,589
1,980,986	UTAH ST HSG CORP	5/21/2053	6.50	2,058,553	2,119,710
3,225,802	UTAH ST HSG CORP	6/21/2053	6.00	3,300,808	3,514,811
2,236,377	UTAH ST HSG CORP	9/21/2053	6.50	2,304,153	2,393,655
5,000	UTAH ST HSG CORP SF MTGE REVENUE	1/1/2033	5.75	5,000	5,009
1,000,000	VERK INDL REGL PUBLIC INFRASTRUCTURE DIST UT TAX(b)	9/1/2047	6.63	1,000,000	1,053,947
959,437	WOOD RANCH PUB INFRASTRUCTURE DIST UT SPL ASSMNT(b)	12/1/2053	5.63	959,436	967,741
				37,119,536	38,005,940	4.58%
Vermont
305,000	VERMONT ST STUDENT ASSISTANCE CORP EDU LOAN REVENUE	6/15/2036	3.38	303,005	291,247
				303,005	291,247	0.04%
Virginia
2,000,000	CHARLES CITY VA CNTY ECON DEV AUTH SOL WST DISP REVENUE(c)	8/1/2027	4.25	2,000,000	2,008,724
2,000,000	CHESAPEAKE BAY VA BRIDGE & TUNNEL DIST REVENUE	7/1/2041	5.00	2,010,291	2,009,320
500,000	FAIRFAX CNTY VA REDEV & HSG AUTH MF REVENUE	8/1/2039	5.60	500,000	501,198
1,000,000	JAMES CITY CNTY VA ECON DEV AUTH RSDL CARE FAC REVENUE	12/1/2058	6.88	1,004,759	1,079,273
462,000	MARQUIS VA CMNTY DEV AUTH REVENUE(h)	9/1/2041	2.91(h )	207,953	1,155
349,000	MARQUIS VA CMNTY DEV AUTH REVENUE(d)	9/1/2041	5.63	373,459	122,150
850,000	VIRGINIA BEACH VA DEV AUTH RSDL CARE FAC REVENUE	9/1/2030	6.25	850,000	859,454
1,000,000	VIRGINIA HSG DEV AUTH	7/1/2050	5.05	1,000,000	1,015,170
2,000,000	VIRGINIA HSG DEV AUTH	7/1/2055	4.70	2,000,000	1,986,547
810,000	VIRGINIA ST HSG DEV AUTH	10/1/2043	5.35	810,000	810,368
1,000,000	VIRGINIA ST HSG DEV AUTH	9/1/2050	2.50	1,000,000	648,369
1,000,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	11/1/2048	5.25	1,000,000	1,026,743
				12,756,462	12,068,471	1.45%
Washington
185,000	KING CNTY WA HSG AUTH	5/1/2028	5.20	185,000	187,493
1,000,000	KING CNTY WA HSG AUTH	7/1/2045	5.38	986,290	1,046,742
500,000	SEATTLE WA HSG AUTH	6/1/2054	2.50	487,038	314,753
500,000	SKAGIT CNTY WA PUBLIC HOSP DIST #1	12/1/2039	5.50	527,847	544,382
1,500,000	VANCOUVER WA HSG AUTH	6/1/2038	3.00	1,496,901	1,272,506
515,000	WALLA WALLA CNTY WA SCH DIST #300 TOUCHET	12/1/2029	4.00	515,000	515,094
1,000,000	WASHINGTON ST HSG FIN COMMISSION NONPROFIT HSG REVENUE(b)	1/1/2044	5.50	983,105	980,275
1,000,000	WASHINGTON ST HSG FIN COMMISSION NONPROFIT HSG REVENUE	1/1/2046	6.00	979,430	998,348
1,500,000	WASHINGTON ST HSG FIN COMMISSION NONPROFIT HSG REVENUE	1/1/2056	6.25	1,468,092	1,496,436
				7,628,703	7,356,029	0.89%
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2025
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
West Virginia
1,000,000	WEST VIRGINIA ST ECON DEV AUTH SOL WST DISP FACS(c)	6/15/2028	3.38	$1,000,000	1,011,125
3,000,000	WEST VIRGINIA ST HSG DEV FUND	11/1/2049	4.85	3,000,000	3,029,307
1,005,000	WEST VIRGINIA ST HSG DEV FUND	11/1/2051	2.50	1,005,000	690,586
940,000	WEST VIRGINIA ST HSG DEV FUND	11/1/2053	4.85	940,000	940,654
				5,945,000	5,671,672	0.68%
Wisconsin
16,520	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(e)(h)	1/1/2046	3.44(h )	2,953	100
18,299	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(e)(h)	1/1/2047	3.32(h )	3,132	110
17,930	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(e)(h)	1/1/2048	3.21(h )	2,956	109
17,786	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(e)(h)	1/1/2049	3.11(h )	2,825	107
17,496	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(e)(h)	1/1/2050	3.01(h )	2,681	105
18,980	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(e)(h)	1/1/2051	2.92(h )	2,808	114
429,120	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(d)(e)(g)(j)	7/1/2051	3.75	426,880	292,971
19,357	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(e)(h)	1/1/2052	2.83(h )	2,758	117
19,095	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(e)(h)	1/1/2053	2.75(h )	2,628	115
18,909	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(e)(h)	1/1/2054	2.67(h )	2,516	113
18,634	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(e)(h)	1/1/2055	2.60(h )	2,397	112
18,360	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(e)(h)	1/1/2056	2.53(h )	2,284	110
2,167	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(e)(h)	1/1/2057	1.55(h )	1,021	13
16,287	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(e)(h)	1/1/2057	2.47(h )	1,988	98
18,165	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(e)(h)	1/1/2058	2.40(h )	2,094	109
17,992	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(e)(h)	1/1/2059	2.35(h )	2,012	107
17,834	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(e)(h)	1/1/2060	2.29(h )	1,933	107
17,573	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(e)(h)	1/1/2061	2.24(h )	1,848	105
17,400	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(e)(h)	1/1/2062	2.18(h )	1,776	104
17,125	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(e)(h)	1/1/2063	2.14(h )	1,696	102
16,967	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(e)(h)	1/1/2064	2.09(h )	1,633	101
16,823	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(e)(h)	1/1/2065	2.04(h )	1,573	101
16,731	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(e)(h)	1/1/2066	2.00(h )	1,517	100
215,987	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(b)(e)(h)	1/1/2067	1.96(h )	17,438	1,289
690,000	PUBLIC FIN AUTH WI EDU REVENUE(b)	12/15/2044	5.00	702,116	658,786
520,000	PUBLIC FIN AUTH WI EDU REVENUE(b)	6/15/2049	5.00	520,574	476,228
500,000	PUBLIC FIN AUTH WI EXEMPT FACS REVENUE	8/1/2035	4.00	476,944	486,977
2,000,000	PUBLIC FIN AUTH WI HOSP REVENUE	10/1/2044	5.00	2,040,107	2,029,417
1,000,000	PUBLIC FIN AUTH WI HOTEL REVENUE	2/1/2052	5.00	1,038,695	987,175
1,000,000	PUBLIC FIN AUTH WI HOTEL REVENUE(b)	2/1/2062	6.00	1,000,000	1,025,568
975,000	PUBLIC FIN AUTH WI LIMITED OBLIG REVENUE	8/1/2039	5.00	967,335	993,238
1,250,000	PUBLIC FIN AUTH WI REVENUE(b)(d)(e)	11/1/2028	6.25	1,250,000	432,375
1,000,000	PUBLIC FIN AUTH WI REVENUE(b)(d)(e)	1/1/2033	6.13	992,141	450,000
250,000	PUBLIC FIN AUTH WI REVENUE(b)	10/1/2034	5.00	246,587	259,436
1,000,000	PUBLIC FIN AUTH WI REVENUE(b)(h)	12/15/2039	4.30	389,007	389,423
1,000,000	PUBLIC FIN AUTH WI REVENUE(b)	11/15/2045	6.00	971,932	970,450
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2025
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Wisconsin (Cont'd):
570,000	PUBLIC FIN AUTH WI REVENUE(b)	12/1/2045	6.25	$561,643	579,029
1,661,633	PUBLIC FIN AUTH WI REVENUE(b)	11/15/2053	4.75	1,671,334	1,169,318
80,000	RACINE CNTY WI	3/1/2026	4.00	80,000	80,071
1,000,000	WISCONSIN HLTH EDL FACS AUTH SENIOR LIVING REVENUE	11/15/2045	6.00	982,911	984,848
500,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/1/2032	5.00	507,972	386,769
300,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	3/15/2033	4.50	303,667	305,009
1,410,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	6/1/2041	5.00	1,413,087	1,383,636
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	10/1/2049	6.00	992,381	1,035,103
				17,601,780	15,379,375	1.85%
Wyoming
500,000	CAMPBELL CNTY WY SOL WST FACS REVENUE	7/15/2039	3.63	444,297	475,545
500,000	WYOMING ST CMNTY DEV AUTH HSG REVENUE	12/1/2040	4.30	500,000	513,421
				944,297	988,966	0.12%
	Sub-total Municipal Bonds:			815,250,319	786,254,860	94.69%
Short-Term Investments:
12,224,568	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, INSTITUTIONAL SHARES, 3.66%(k)			12,224,568	12,224,568
	Sub-total Short-Term Investments:			12,224,568	12,224,568	1.47%
	Total Investments			$854,112,431	822,413,197	99.04%

Notes to Schedule of Investments:
(a)	Investments are valued in accordance with procedures described in Note 2 to the financial statements.
(b)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Clearwater Investment Trust.

(c)	Security has converted to a fixed rate and is the rate in effect as of period end.
(d)	Non-income producing assets. For long-term debt securities, item identified is in default as to payment of interest and/or principal.
(e)
Restricted security that has been deemed illiquid. At December 31, 2025, the value of these restricted illiquid securities amounted to $1,567,044 or
0.19% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
ARIZONA ST INDL DEV AUTH ECON DEV REVENUE, 7.75%, 7/1/2050	8/12/20	$1,237,500
ARIZONA ST INDL DEV AUTH ECON DEV REVENUE, 6.75%, 7/1/2030	8/12/20	1,237,500
ARIZONA ST INDL DEV AUTH ECON DEV REVENUE, 6.00%, 7/1/2051	6/4/21	400,000
CAPITAL TRUST AGY FL REVENUE, 6.75%, 12/1/2035	12/2/15-1/21/16	1,748,875
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 3.75%, 7/1/2051	3/26/18	431,617
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 1.96%, 1/1/2067	3/26/18	704-5,754
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 3.32%, 1/1/2047	3/26/18	60-488
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 3.21%, 1/1/2048	3/26/18	53-485
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2025
SECURITY	ACQUISITION DATE	ACQUISITION COST
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 3.11%, 1/1/2049	3/26/18	$52-481
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 3.01%, 1/1/2050	3/26/18	50-474
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.92%, 1/1/2051	3/26/18	49-519
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.83%, 1/1/2052	3/26/18	64-516
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.75%, 1/1/2053	3/26/18	63-509
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.67%, 1/1/2054	3/26/18	61-505
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.60%, 1/1/2055	3/26/18	60-498
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.53%, 1/1/2056	3/26/18	59-491
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 1.55%, 1/1/2057	3/26/18	845
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.40%, 1/1/2058	3/26/18	63-481
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.35%, 1/1/2059	3/26/18	61-477
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.29%, 1/1/2060	3/26/18	60-473
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.24%, 1/1/2061	3/26/18	59-466
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.18%, 1/1/2062	3/26/18	58-463
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.14%, 1/1/2063	3/26/18	56-456
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.09%, 1/1/2064	3/26/18	55-452
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.04%, 1/1/2065	3/26/18	54-449
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.00%, 1/1/2066	3/26/18	58-442
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.47%, 1/1/2057	3/26/18	488
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 3.44%, 1/1/2046	3/26/18	495
PUBLIC FIN AUTH WI REVENUE, 6.25%, 11/1/2028	4/3/17	1,250,000
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2025
SECURITY	ACQUISITION DATE	ACQUISITION COST
PUBLIC FIN AUTH WI REVENUE, 6.13%, 1/1/2033	8/16/18	$988,170
SOUTH CAROLINA ST JOBS-ECON DEV AUTH SOL WST DISP REVENUE, 6.00%, 6/1/2031	6/16/21	1,000,000

(f)	For step bonds, the rate disclosed is the current rate in effect.
(g)	Variable or floating rate security. Rate as of December 31, 2025 is disclosed.
(h)	Zero coupon bond. Yield disclosed as of December 31, 2025.
(i)	The interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(j)	These securities are remarketed by an agent, and the rate at which these securities are set are determined by general market conditions and supply and demand.
(k)
The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2024, the value of the Clearwater Tax-Exempt Bond Fund's investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was
$13,211,177 with net sales of $986,609 during the fiscal year ended December 31, 2025.

At December 31, 2025, the Clearwater Tax-Exempt Bond Fund had open futures contracts as follows:
Type	Number of Contracts	Notional Amount (000s)	Contract Position	Contract Exp.	Value and Unrealized Appreciation (Depreciation) (000s)
Ultra 10-Year U.S. Treasury Note	100	$(11,502)	Short	3/26	$128
					$128
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2025

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Australia:
10,590	ANZ GROUP HOLDINGS LTD.	$95,677	256,823
9,073	BHP GROUP LTD.	272,293	275,436
17,400	BRAMBLES LTD.	64,294	266,609
971	COCHLEAR LTD.	35,893	168,907
11,157	COMMONWEALTH BANK OF AUSTRALIA	235,177	1,195,544
9,576	CSL LTD.	226,091	1,103,327
102,518	DOMINO'S PIZZA ENTERPRISES LTD.	1,178,752	1,436,723
93,264	FORTESCUE LTD.	203,049	1,369,897
411,541	GENERATION DEVELOPMENT GROUP LTD.	1,905,259	1,617,641
19,923	GOODMAN GROUP	57,689	411,898
32,153	HUB24 LTD.	439,349	2,065,266
178,215	LYNAS RARE EARTHS LTD.(b)	1,752,430	1,479,511
7,819	MACQUARIE GROUP LTD.	175,414	1,060,300
39,095	NATIONAL AUSTRALIA BANK LTD.	481,322	1,103,870
159,483	NEUREN PHARMACEUTICALS LTD.(b)	2,166,605	1,980,681
23,240	NORTHERN STAR RESOURCES LTD.	115,895	414,561
180,538	PEXA GROUP LTD.(b)	1,862,022	1,618,074
14,595	RIO TINTO LTD.	456,521	1,430,023
20,500	SANTOS LTD.	45,732	84,410
5,884	SEEK LTD.	49,598	90,785
5,811	SONIC HEALTHCARE LTD.	50,546	87,681
57,859	SOUTH32 LTD.	37,235	137,459
1,632,888	STEADFAST GROUP LTD.	6,015,191	5,753,657
82,719	STOCKLAND	180,620	316,310
1,158,129	SUPERLOOP LTD.(b)	2,014,801	2,001,753
13,099	TRANSURBAN GROUP	36,728	124,218
2,900	WESFARMERS LTD.	83,539	156,935
		20,237,722	28,008,299	2.39%
Austria:
19,777	BAWAG GROUP A.G.(b)(c)	1,972,232	2,972,799
1,727	ERSTE GROUP BANK A.G.	28,884	207,775
		2,001,116	3,180,574	0.27%
Belgium:
7,120	AGEAS S.A./N.V.	106,907	500,372
49,752	GROUPE BRUXELLES LAMBERT N.V.	4,097,380	4,440,687
3,413	KBC GROUP N.V.	77,680	446,219
2,245	UCB S.A.	107,034	629,504
		4,389,001	6,016,782	0.51%
Brazil:
196,900	EMBRAER S.A.	1,459,640	3,180,736
207,178	INTER & CO., INC.	1,159,906	1,756,870
383,968	NU HOLDINGS LTD., CLASS A(b)	3,841,526	6,427,624
62,922	PRIO S.A.(b)	465,776	473,532
224,600	TOTVS S.A.(b)	1,736,343	1,711,233
		8,663,191	13,549,995	1.15%
Canada:
171,219	5N PLUS, INC.(b)	1,916,276	2,210,485
9,900	AGNICO EAGLE MINES LTD.	952,009	1,678,347
107,291	ALIMENTATION COUCHE-TARD, INC.	3,284,723	5,859,556
11,882	ALTAGAS LTD.	233,265	362,290
125,676	CANADIAN NATURAL RESOURCES LTD.	4,172,310	4,256,805
90,863	CANADIAN PACIFIC KANSAS CITY LTD.	2,218,394	6,690,243
13,314	CANADIAN UTILITIES LTD., CLASS A	382,053	414,489
10,793	CCL INDUSTRIES, INC., CLASS B	433,492	681,762
16,224	CENOVUS ENERGY, INC.	218,110	274,468
14,024	CENOVUS ENERGY, INC. (NEW YORK STOCK EXCHANGE)	212,258	237,286
307	CONSTELLATION SOFTWARE, INC.	271,176	738,428
63,985	DEFINITY FINANCIAL CORP.	2,604,239	3,539,675
23,049	DESCARTES SYSTEMS GROUP (THE), INC.(b)	2,175,359	2,022,025
7,013	DOLLARAMA, INC.	130,283	1,048,156
10,842	EMERA, INC.	434,124	534,300
25,833	ENBRIDGE, INC.	1,036,093	1,235,592
332	FAIRFAX FINANCIAL HOLDINGS LTD.	109,228	632,746
795	FIRSTSERVICE CORP.	122,044	123,633
3,196	IMPERIAL OIL LTD.	141,353	275,847
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Canada (Cont'd):
415	INTACT FINANCIAL CORP.	$33,776	86,392
1,100	INTERNATIONAL PETROLEUM CORP.(b)	2,833	20,208
34,300	KINROSS GOLD CORP.	370,611	965,888
534,840	KNIGHT THERAPEUTICS, INC.(b)	2,089,400	2,357,497
10,540	LOBLAW COS. LTD.	101,823	476,490
921	LUMINE GROUP, INC.(b)	9,604	18,211
12,181	MAGNA INTERNATIONAL, INC.	493,716	649,363
300	MAGNA INTERNATIONAL, INC. (NEW YORK STOCK EXCHANGE)	13,823	15,990
86,409	MDA SPACE LTD.(b)	2,535,945	1,677,123
3,000	METRO, INC.	54,328	215,927
19,328	NATIONAL BANK OF CANADA	618,005	2,430,663
3,028	ONEX CORP.	138,833	249,202
17,760	PEMBINA PIPELINE CORP.	564,324	675,946
2,253	POWER CORP. OF CANADA	51,403	119,745
125,288	PRAIRIESKY ROYALTY LTD.	2,015,950	2,467,331
376,923	REAL MATTERS, INC.(b)	1,818,117	1,592,768
1,306	RESTAURANT BRANDS INTERNATIONAL, INC.	72,310	89,108
2,148	ROGERS COMMUNICATIONS, INC., CLASS B	82,967	81,044
4,710	ROYAL BANK OF CANADA	542,623	803,008
5,304	ROYAL BANK OF CANADA (TSX TORONTO EXCHANGE)	901,234	904,217
189,789	SECURE WASTE INFRASTRUCTURE CORP.	2,510,842	2,388,005
37,731	SHOPIFY, INC., CLASS A(b)	6,587,995	6,073,559
6,094	SHOPIFY, INC., CLASS A (TORONTO EXCHANGE)(b)	750,811	981,220
1,080	SOUTH BOW CORP.	22,447	29,668
219,463	SUNCOR ENERGY, INC.	5,835,888	9,740,764
11,656	TC ENERGY CORP.	472,445	641,197
3,444	TORONTO-DOMINION (THE) BANK	273,636	324,425
416	TRISURA GROUP LTD.(b)	490	12,948
22,335	WASTE CONNECTIONS, INC.	3,146,117	3,916,666
70,875	WHITECAP RESOURCES, INC.(d)	496,816	593,831
		53,655,901	73,414,537	6.25%
China:
426,262	ANHUI CONCH CEMENT CO. LTD., CLASS H	2,038,672	1,209,332
943,077	HARBIN ELECTRIC CO. LTD., CLASS H	1,819,565	2,015,158
1,715,500	MEITU, INC.(b)(c)	1,259,142	1,542,974
63,300	SMG SWISS MARKETPLACE GROUP A.G.(b)(c)	3,505,462	2,899,142
102,600	TENCENT HOLDINGS LTD.	7,039,160	7,896,668
		15,662,001	15,563,274	1.33%
Denmark:
68,003	ALK-ABELLO A/S(b)	906,925	2,439,577
175	AP MOLLER - MAERSK A/S, CLASS A	324,636	403,022
65	AP MOLLER - MAERSK A/S, CLASS B	50,354	149,821
1,300	CARLSBERG A/S, CLASS B	50,752	170,419
1,500	COLOPLAST A/S, CLASS B	27,666	128,754
12,716	DANSKE BANK A/S	176,930	634,341
3,896	DEMANT A/S(b)	70,444	131,514
2,447	DSV A/S	121,246	615,778
20,542	NKT A/S(b)	2,312,599	2,568,009
1,214	NOVO NORDISK A/S ADR(e)	109,250	61,768
78,244	NOVO NORDISK A/S, CLASS B	4,556,994	3,988,316
2,460	NOVONESIS NOVOZYMES B	38,505	157,538
2,802	PANDORA A/S	27,668	309,922
		8,773,969	11,758,779	1.00%
Finland:
5,584	KESKO OYJ, CLASS B	30,705	126,318
3,256	KONE OYJ, CLASS B	35,674	230,942
21,225	NESTE OYJ	67,704	480,308
414,106	NOKIA OYJ	1,610,389	2,682,174
669,028	NOKIA OYJ ADR(e)	2,843,202	4,328,611
14,218	NORDEA BANK ABP	120,790	268,420
20,310	SAMPO OYJ, CLASS A	33,358	245,863
7,565	STORA ENSO OYJ (REGISTERED)	31,849	94,720
11,934	UPM-KYMMENE OYJ	99,929	345,837
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Finland (Cont'd):
1,849	VALMET OYJ	$14,443	61,220
		4,888,043	8,864,413	0.76%
France:
194	AIR LIQUIDE S.A.	31,267	36,537
6,167	AIRBUS S.E.	78,207	1,437,896
55,463	ALSTOM S.A.(b)	1,239,541	1,640,584
115,115	ALTEN S.A.	9,997,320	9,801,265
14,011	AXA S.A.	161,805	674,436
1,192	BNP PARIBAS S.A.	49,869	113,174
15,296	CAPGEMINI S.E.	2,183,403	2,557,066
7,987	CIE DE SAINT-GOBAIN S.A.	173,298	816,235
8,124	CIE GENERALE DES ETABLISSEMENTS MICHELIN S.C.A.	78,557	270,285
1,134	COVIVIO S.A./FRANCE	74,784	75,496
30,927	CREDIT AGRICOLE S.A.	249,255	637,862
171,848	DANONE S.A.	10,643,317	15,506,166
591	ESSILORLUXOTTICA S.A.	53,785	188,289
2,068	ESSILORLUXOTTICA S.A. (EURONEXT PARIS EXCHANGE)	286,293	655,942
1,150	EURAZEO S.E.	18,746	72,034
19,690	EXAIL TECHNOLOGIES S.A.(b)	1,469,778	1,885,885
36,111	EXOSENS SAS	780,070	2,056,104
6,524	GETLINK S.E.	50,218	120,602
31	HERMES INTERNATIONAL S.C.A.	36,976	77,307
671	KLEPIERRE S.A.	8,398	26,606
3,768	L'OREAL S.A.	285,245	1,623,361
8,926	LVMH MOET HENNESSY LOUIS VUITTON S.E.	3,121,998	6,765,944
200,010	PLUXEE N.V.(d)	4,839,414	3,152,044
943	PUBLICIS GROUPE S.A.	46,202	98,210
8,279	RENAULT S.A.	292,817	344,618
56,463	SAFRAN S.A.	7,690,916	19,734,074
5,479	SCHNEIDER ELECTRIC S.E.	181,812	1,512,503
278	SCHNEIDER ELECTRIC S.E. (LONDON EXCHANGE)	8,838	76,621
14,443	SOCIETE GENERALE S.A.	201,715	1,166,413
55,846	SODEXO S.A.	3,593,851	2,868,041
11,869	SODEXO S.A.(b)	779,774	609,547
1,413	THALES S.A.	81,763	381,596
1,697	TOTALENERGIES S.E.	112,093	110,864
1,384	TOTALENERGIES S.E. (NEW YORK STOCK EXCHANGE)	66,845	90,541
13,514	VEOLIA ENVIRONNEMENT S.A.	143,775	472,003
6,739	VINCI S.A.	270,019	950,757
		49,381,964	78,606,908	6.70%
Germany:
1,793	ADIDAS A.G.	58,332	352,950
5,656	ALLIANZ S.E. (REGISTERED)	472,719	2,594,228
337	ALZCHEM GROUP A.G.	59,248	61,116
67,914	AUTO1 GROUP S.E.(b)	1,698,390	2,177,477
178,791	BRENNTAG S.E.	11,602,007	10,413,310
22,388	DEUTSCHE BANK A.G. (REGISTERED)	867,714	870,773
17,339	DEUTSCHE BOERSE A.G.	5,355,876	4,554,282
45,633	DEUTSCHE LUFTHANSA A.G. (REGISTERED)	458,006	451,238
17,828	DEUTSCHE POST A.G.	210,542	976,479
8,928	DEUTSCHE TELEKOM A.G. (REGISTERED)	98,694	289,601
53,005	FRESENIUS MEDICAL CARE A.G.	3,364,022	2,539,468
2,246	HANNOVER RUECK S.E.	94,321	701,747
2,860	HEIDELBERG MATERIALS A.G.	117,941	748,947
20,563	INFINEON TECHNOLOGIES A.G.	112,405	911,123
2,050	MERCK KGAA	86,079	294,259
1,669	MUENCHENER RUECKVERSICHERUNGS-GESELLSCHAFT A.G. IN MUENCHEN (REGISTERED)	197,341	1,102,172
76,671	NORDEX S.E.(b)	1,843,482	2,623,001
2,910	RHEINMETALL A.G.	3,986,412	5,336,074
2,704	RWE A.G.	55,911	143,882
41,130	SAP S.E.	10,285,947	10,063,621
37,393	SCOUT24 S.E.(c)	2,299,067	3,769,052
11,640	SIEMENS A.G. (REGISTERED)	690,725	3,268,932
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Germany (Cont'd):
151,531	SIEMENS ENERGY A.G.(b)	$6,978,211	21,415,527
		50,993,392	75,659,259	6.45%
Greece:
418,268	PIRAEUS BANK S.A.(b)	2,424,019	3,339,581
		2,424,019	3,339,581	0.28%
Hong Kong:
124,400	AIA GROUP LTD.	387,106	1,277,135
106,899	ALIBABA GROUP HOLDING LTD.	1,219,143	1,961,424
46,000	BOC HONG KONG HOLDINGS LTD.	63,016	232,994
44,544	CK ASSET HOLDINGS LTD.	117,686	225,046
18,000	GALAXY ENTERTAINMENT GROUP LTD.	39,054	88,627
25,331	HENDERSON LAND DEVELOPMENT CO. LTD.	45,544	91,590
15,246,670	IMPRO PRECISION INDUSTRIES LTD.(c)	4,081,727	9,540,556
40,500	LINK REIT	84,196	180,782
27,000	WHARF REAL ESTATE INVESTMENT CO. LTD.	87,631	85,274
		6,125,103	13,683,428	1.17%
India:
103,469	CARE RATINGS LTD.	1,483,957	1,841,802
40,427	CARTRADE TECH LTD.(b)	805,034	1,271,201
715,237	FEDERAL BANK LTD.	1,676,298	2,125,513
43,735	GODFREY PHILLIPS INDIA LTD.	1,785,893	1,344,125
432,093	HCL TECHNOLOGIES LTD.	3,322,104	7,803,975
185,643	ICICI BANK LTD. ADR(e)	4,116,720	5,532,161
11,317	MULTI COMMODITY EXCHANGE OF INDIA LTD.	1,283,147	1,402,169
247,670	TRIVENI TURBINE LTD.	1,590,738	1,483,192
		16,063,891	22,804,138	1.94%
Indonesia:
11,268,200	BANK SYARIAH INDONESIA TBK PT	1,680,082	1,506,835
35,288,900	MITRA ADIPERKASA TBK PT	2,904,860	2,465,462
		4,584,942	3,972,297	0.34%
Ireland:
14,222	COSMO PHARMACEUTICALS N.V.	1,572,628	1,877,610
91,206	EXPERIAN PLC	1,469,972	4,134,511
9,285,265	GLENVEAGH PROPERTIES PLC(b)(c)	16,292,269	21,060,246
43,950	ICON PLC(b)	7,293,177	8,008,569
6,141	PERMANENT TSB GROUP HOLDINGS PLC(b)	11,769	20,857
193,962	RYANAIR HOLDINGS PLC	4,806,002	6,735,750
		31,445,817	41,837,543	3.56%
Israel:
33,212	BANK HAPOALIM B.M.	146,192	751,417
21,424	MIZRAHI TEFAHOT BANK LTD.	335,473	1,496,192
20,542	MONDAY.COM LTD.(b)	4,532,413	3,031,177
65,697	TEVA PHARMACEUTICAL INDUSTRIES LTD. ADR(b)(e)	1,991,302	2,050,403
21,528	TOWER SEMICONDUCTOR LTD.(b)	1,528,078	2,527,818
		8,533,458	9,857,007	0.84%
Italy:
92,909	AVIO S.P.A.	3,284,026	3,170,794
22,976	BANCA MEDIOLANUM S.P.A.	79,388	523,170
65,944	BANCA MONTE DEI PASCHI DI SIENA S.P.A.	197,491	702,017
48,971	BUZZI S.P.A.	2,132,788	2,976,669
111,404	CEMENTIR HOLDING N.V.	2,335,656	2,443,692
11,304	FERRARI N.V.	1,519,217	4,208,868
2,133	IVECO GROUP N.V.	4,835	47,051
9,386	LEONARDO S.P.A.	46,912	537,684
185,491	LOTTOMATICA GROUP S.P.A.	3,061,250	4,867,656
22,228	SESA S.P.A.	1,509,512	2,345,787
40,271	SOL S.P.A.	2,301,056	2,315,744
47,766	UNICREDIT S.P.A.	495,567	3,965,329
		16,967,698	28,104,461	2.39%
Japan:
45,000	77 BANK (THE) LTD.	2,149,764	2,168,385
6,900	AISIN CORP.	37,584	129,042
30,000	AJINOMOTO CO., INC.	116,767	634,524
9,000	ASAHI GROUP HOLDINGS LTD.	37,327	94,146
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont'd):
4,500	BANDAI NAMCO HOLDINGS, INC.	$14,652	119,940
27,600	BRIDGESTONE CORP.	205,726	620,832
38,300	CHUBU ELECTRIC POWER CO., INC.	574,421	589,570
13,500	CHUGAI PHARMACEUTICAL CO. LTD.	82,278	709,668
29,100	DAIICHI SANKYO CO. LTD.	150,922	619,762
20,400	DAIKIN INDUSTRIES LTD.	2,220,666	2,618,810
6,000	DAIWA HOUSE INDUSTRY CO. LTD.	45,826	199,258
25,200	DENSO CORP.	131,613	347,619
3,300	FAST RETAILING CO. LTD.	136,395	1,196,752
26,100	FUJIFILM HOLDINGS CORP.	163,215	557,657
18,000	FUJITSU LTD.	64,886	493,517
31,800	FURUKAWA ELECTRIC CO. LTD.	1,894,220	2,037,591
63,400	HITACHI LTD.	191,736	1,966,899
5,300	HOYA CORP.	112,594	802,786
12,400	INPEX CORP.	252,312	245,389
78,500	INTEGRAL CORP.(d)	1,178,977	1,665,406
91,000	ITOCHU CORP.	192,005	1,148,660
23,300	JAPAN AIRLINES CO. LTD.	430,597	433,702
34,868	JAPAN STEEL WORKS (THE) LTD.	2,022,414	1,713,557
3,500	KAJIMA CORP.	15,004	130,517
421,311	KANSAI PAINT CO. LTD.	5,719,867	6,656,950
59,524	KDDI CORP.	238,488	1,029,668
7,200	KEISEI ELECTRIC RAILWAY CO. LTD.	22,185	59,185
3,624	KEYENCE CORP.	162,247	1,312,992
30,000	KIKKOMAN CORP.	52,867	272,042
2,300	KONAMI GROUP CORP.	50,313	313,497
110,200	LIFEDRINK CO., INC.(d)	1,485,561	1,222,604
418,500	LION CORP.	4,511,730	4,405,685
52,500	MITSUBISHI CORP.	230,376	1,203,003
12,900	MITSUBISHI HC CAPITAL, INC.	33,945	107,975
398,400	MITSUBISHI HEAVY INDUSTRIES LTD.	4,547,411	9,757,598
30,500	MITSUBISHI UFJ FINANCIAL GROUP, INC.	414,383	484,349
28,000	MITSUI & CO. LTD.	128,045	827,560
4,000	MITSUI OSK LINES LTD.	114,554	120,091
22,500	MURATA MANUFACTURING CO. LTD.	101,583	467,092
21,500	NEC CORP.	144,614	724,960
4,700	NIDEC CORP.	25,876	63,648
109,500	NINTENDO CO. LTD.	6,940,475	7,396,654
9,300	NIPPON YUSEN K.K.	39,009	301,106
3,000	NITERRA CO. LTD.	28,359	132,128
10,500	NITORI HOLDINGS CO. LTD.	65,914	183,804
16,000	NITTO DENKO CORP.	77,639	380,175
9,801	NOMURA RESEARCH INSTITUTE LTD.	43,930	377,306
339,700	NTT, INC.	149,807	342,723
332,400	OLYMPUS CORP.	4,001,287	4,234,186
24,000	ORIENTAL LAND CO. LTD.	113,097	443,942
278,700	RAKUS CO. LTD.	1,711,942	1,852,176
56,200	RAKUTEN BANK LTD.(b)	2,874,675	2,459,253
5,400	RECRUIT HOLDINGS CO. LTD.	207,957	308,054
45,300	RESONA HOLDINGS, INC.	172,185	429,521
255,700	SATO CORP.	3,578,638	3,919,406
27,240	SBI HOLDINGS, INC.	110,355	587,875
12,700	SEKISUI CHEMICAL CO. LTD.	64,585	213,066
6,000	SEKISUI HOUSE LTD.	44,394	133,928
15,600	SHIBAURA MECHATRONICS CORP.	1,923,355	1,892,090
4,000	SHIMADZU CORP.	25,419	106,528
1,500	SHIMANO, INC.	58,204	158,369
26,500	SHIN-ETSU CHEMICAL CO. LTD.	256,455	824,100
12,000	SHIONOGI & CO. LTD.	67,679	217,130
31,600	SINFONIA TECHNOLOGY CO. LTD.	1,960,296	1,834,476
400	SMC CORP.	37,846	139,279
79,200	SOFTBANK GROUP CORP.	131,623	2,232,828
800	SOMPO HOLDINGS, INC.	5,392	27,236
13,000	SONY GROUP CORP.	328,062	332,282
5,700	SUBARU CORP.	26,572	122,419
2,800	SUMITOMO CORP.	30,610	96,838
1,100	SUMITOMO MITSUI FINANCIAL GROUP, INC.	35,498	35,402
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont'd):
23,200	SUZUKI MOTOR CORP.	$104,611	344,565
2,200	TAISEI CORP.	19,821	208,559
16,500	TDK CORP.	52,815	233,452
20,800	TERUMO CORP.	95,419	303,042
259,788	TIMEE, INC.(b)(d)	2,461,938	2,099,147
18,400	TOKIO MARINE HOLDINGS, INC.	144,365	683,116
8,600	TOKYO ELECTRON LTD.	114,327	1,888,711
60,800	TOYO TIRE CORP.	1,719,054	1,684,782
4,000	TOYOTA INDUSTRIES CORP.	101,266	454,209
30,800	TOYOTA MOTOR CORP.	566,414	658,868
5,100	TOYOTA TSUSHO CORP.	14,141	171,988
13,500	UNICHARM CORP.	30,008	77,376
1,600	USS CO. LTD.	3,505	17,553
13,800	YAMAHA MOTOR CO. LTD.	46,377	101,925
50,900	YOKOHAMA FINANCIAL GROUP, INC.	164,564	419,527
110,000	YONEX CO. LTD.	3,002,377	2,332,864
348,531	ZUKEN, INC.	10,890,399	10,869,343
		75,048,606	104,536,195	8.91%
Lithuania:
1,108,109	BALTIC CLASSIFIEDS GROUP PLC	2,543,179	3,032,162
		2,543,179	3,032,162	0.26%
Mexico:
80,829	GRUMA S.A.B. DE C.V., CLASS B	908,404	1,392,553
111,630	GRUPO AEROPORTUARIO DEL CENTRO NORTE S.A.B. DE C.V.	1,011,112	1,509,663
39,458	VISTA ENERGY S.A.B. DE C.V. ADR(b)(e)	2,008,189	1,920,026
		3,927,705	4,822,242	0.41%
Netherlands:
4,065	ADYEN N.V.(b)(c)	4,543,357	6,568,634
19,302	AKZO NOBEL N.V.	1,303,939	1,342,876
8,644	ASM INTERNATIONAL N.V.	2,419,654	5,258,003
2,413	ASML HOLDING N.V.	1,975,995	2,612,867
10,505	ASML HOLDING N.V. ADR (REGISTERED)	3,056,258	11,238,879
3,610	EXOR N.V.	90,616	307,367
39	FERROVIAL S.E.	588	2,536
2,004	HEINEKEN HOLDING N.V.	99,043	146,958
2,822	HEINEKEN N.V.	79,167	231,287
2,991	JDE PEET'S N.V.	112,273	111,989
17,656	KONINKLIJKE AHOLD DELHAIZE N.V.	203,381	723,529
65,970	KONINKLIJKE KPN N.V.	190,999	308,251
465,027	KONINKLIJKE PHILIPS N.V.	10,174,145	12,700,655
47,026	MAGNUM ICE CREAM (THE) CO. N.V.(b)	573,234	746,402
1,212	NEBIUS GROUP N.V.(b)	112,832	101,451
2,587	PROSUS N.V.(b)	61,381	160,677
2,403	RANDSTAD N.V.	88,952	91,413
293,284	SIGNIFY N.V.(c)	6,688,828	7,224,229
140,176	UNIVERSAL MUSIC GROUP N.V.	3,310,646	3,662,056
6,594	WOLTERS KLUWER N.V.	143,598	684,571
		35,228,886	54,224,630	4.62%
Norway:
27,984	AKER BP ASA	935,807	712,071
9,200	DNB BANK ASA	37,422	256,209
23,955	NORSK HYDRO ASA	48,328	185,091
44,435	PROTECTOR FORSIKRING ASA	1,730,256	2,303,595
1,689,068	SPIR GROUP ASA	1,377,316	1,414,259
		4,129,129	4,871,225	0.41%
Poland:
6,667	INPOST S.A.(b)	81,574	82,033
		81,574	82,033	0.01%
Portugal:
20,567	EDP S.A.	48,529	94,627
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Portugal (Cont'd):
14,452	GALP ENERGIA SGPS S.A.	$143,129	248,476
		191,658	343,103	0.03%
Russia:
25,740,000	RUSHYDRO PJSC(b)(d)(f)	218,665	-
		218,665	-	0.00%
Singapore:
5,000	CITY DEVELOPMENTS LTD.	23,356	31,119
31,020	DBS GROUP HOLDINGS LTD.	158,529	1,360,111
39,200	KEPPEL LTD.	150,880	315,637
13,480	KEPPEL REIT	5,756	10,225
88,295	SEA LTD. ADR(b)(e)	6,506,085	11,263,793
19,700	SINGAPORE AIRLINES LTD.	73,950	98,086
4,600	UNITED OVERSEAS BANK LTD.	26,071	125,468
		6,944,627	13,204,439	1.12%
South Africa:
581,685	FAMOUS BRANDS LTD.	1,996,242	1,878,533
5,284	THUNGELA RESOURCES LTD.	1,911	30,271
		1,998,153	1,908,804	0.16%
South Korea:
10,109	APR CORP.(b)	992,983	1,615,042
1,730	HYOSUNG HEAVY INDUSTRIES CORP.	2,322,160	2,116,324
11,833	SAMSUNG C&T CORP.	1,284,089	1,949,378
250,983	SAMSUNG ELECTRONICS CO. LTD.	9,099,049	20,918,001
405,826	VITZROCELL CO. LTD.	3,930,486	4,963,836
		17,628,767	31,562,581	2.69%
Spain:
1,260	ACCIONA S.A.	78,312	275,272
5,680	ACS ACTIVIDADES DE CONSTRUCCION Y SERVICIOS S.A.	127,632	566,385
5,299	AMADEUS IT GROUP S.A.	128,322	391,329
5,810	BANCO BILBAO VIZCAYA ARGENTARIA S.A.	135,428	136,900
51,052	BANCO SANTANDER S.A.	144,309	604,163
60,498	CAIXABANK S.A.	164,674	742,611
20,985	GRENERGY RENOVABLES S.A.(b)	1,934,270	2,123,362
72,837	IBERDROLA S.A.	481,239	1,580,568
12,493	INDUSTRIA DE DISENO TEXTIL S.A.	239,195	827,171
6,389	NATURGY ENERGY GROUP S.A.	98,901	194,616
3,164	REDEIA CORP. S.A.	28,806	56,407
20,840	REPSOL S.A.	149,937	390,022
		3,711,025	7,888,806	0.67%
Sweden:
226,567	APOTEA AB(b)	1,201,859	2,262,839
19,371	ASSA ABLOY AB, CLASS B	77,286	751,003
36,800	ATLAS COPCO AB, CLASS A	54,586	659,300
15,920	ATLAS COPCO AB, CLASS B	22,691	255,316
57,158	BONESUPPORT HOLDING AB(b)(c)	1,539,927	1,160,519
9,183	EPIROC AB, CLASS A	16,079	207,783
4,000	EPIROC AB, CLASS B	7,248	80,716
8,600	ESSITY AB, CLASS B	62,137	247,746
23,582	HEXAGON AB, CLASS B	51,744	278,929
8,270	INDUSTRIVARDEN AB, CLASS C	85,948	370,895
42,618	INVESTOR AB, CLASS B	145,892	1,520,883
44,171	MIPS AB	1,919,713	1,683,772
106,882	RAYSEARCH LABORATORIES AB	2,676,781	2,644,642
1,190	SANDVIK AB	6,636	38,544
35,236	SKANDINAVISKA ENSKILDA BANKEN AB, CLASS A	139,725	743,851
13,153	SPOTIFY TECHNOLOGY S.A.(b)	3,957,900	7,638,079
8,600	SVENSKA CELLULOSA AB S.C.A., CLASS B	15,915	114,233
11,299	SVENSKA HANDELSBANKEN AB, CLASS A	51,168	164,779
5,189	SWEDBANK AB, CLASS A	71,650	180,521
64,209	TELIA CO. AB	268,023	274,324
15,300	VOLVO AB, CLASS B	78,992	490,425
		12,451,900	21,769,099	1.85%
Switzerland:
195,840	ABB LTD. (REGISTERED)	3,786,785	14,476,748
106,246	AMRIZE LTD.(b)	3,324,969	5,787,744
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Switzerland (Cont'd):
384	AVOLTA A.G.(b)	$8,927	22,774
4,279	BARRY CALLEBAUT A.G. (REGISTERED)(d)	5,791,355	7,032,335
34	CHOCOLADEFABRIKEN LINDT & SPRUENGLI A.G. (PARTICIPATION CERTIFICATE)	48,855	497,251
2	CHOCOLADEFABRIKEN LINDT & SPRUENGLI A.G. (REGISTERED)	46,639	292,979
39,671	CIE FINANCIERE RICHEMONT S.A. (REGISTERED)	2,730,722	8,561,645
117,117	DSM-FIRMENICH A.G.	10,297,658	9,463,845
38,135	GARMIN LTD.	4,270,982	7,735,685
140	GIVAUDAN S.A. (REGISTERED)	76,496	556,585
331	HELVETIA BALOISE HOLDING A.G.	17,075	87,262
3,711	JULIUS BAER GROUP LTD.	74,659	290,121
53,953	KUROS BIOSCIENCES A.G. (REGISTERED)(b)	1,742,569	1,861,338
897	LONZA GROUP A.G. (REGISTERED)	50,452	606,872
187,268	MEDMIX A.G.(c)	2,517,746	2,657,357
30,131	NESTLE S.A. (REGISTERED)	959,894	2,994,823
112,277	NOVARTIS A.G. (REGISTERED)	8,537,457	15,509,743
10,375	ROCHE HOLDING A.G. (GENUSSCHEIN)	1,334,373	4,287,656
773	SANDOZ GROUP A.G. ADR(e)	16,416	56,255
755	SCHINDLER HOLDING A.G. (PARTICIPATION CERTIFICATE)	34,888	284,530
367	SGS S.A. (REGISTERED)	14,320	42,074
3,304	SIKA A.G. (REGISTERED)	110,397	677,173
1,308	SONOVA HOLDING A.G. (REGISTERED)	84,414	337,485
485	SULZER A.G. (REGISTERED)	15,563	89,931
810	SWATCH GROUP (THE) A.G. (BEARER)	172,741	171,910
634	SWISS LIFE HOLDING A.G. (REGISTERED)	86,165	732,464
449,878	UBS GROUP A.G. (REGISTERED)	9,207,036	20,796,539
1,626	ZURICH INSURANCE GROUP A.G.	236,396	1,234,162
		55,595,949	107,145,286	9.13%
Taiwan:
54,000	BIZLINK HOLDING, INC.	1,772,747	2,612,307
310,000	E INK HOLDINGS, INC.	2,266,727	1,953,502
32,000	JENTECH PRECISION INDUSTRIAL CO. LTD.	1,255,305	2,795,627
394,000	LITE-ON TECHNOLOGY CORP.	2,141,087	2,050,222
390,000	TAIWAN SEMICONDUCTOR MANUFACTURING CO. LTD.	10,167,832	19,239,032
		17,603,698	28,650,690	2.44%
United Arab Emirates:
3,168	GLOBALTRANS INVESTMENT PLC GDR (REGISTERED)(b)(f)	21,771	-
		21,771	-	0.00%
United Kingdom:
189,213	3I GROUP PLC	6,430,874	8,322,271
2,834	ADMIRAL GROUP PLC	35,119	121,326
1,927,022	ADVANCEDADVT LTD.(b)	3,544,862	4,480,739
382,519	ALLFUNDS GROUP PLC	1,977,999	3,616,520
42,921	ANGLO AMERICAN PLC	370,507	1,784,838
11,036	AON PLC, CLASS A	2,153,349	3,894,384
6,043	ASHTEAD GROUP PLC	268,033	414,288
277,964	ASHTEAD TECHNOLOGY HOLDINGS PLC(d)	2,678,300	1,161,513
222,766	ASSOCIATED BRITISH FOODS PLC	5,565,058	6,386,902
42,099	ASTRAZENECA PLC	5,584,211	7,825,460
25,964	ASTRAZENECA PLC ADR(e)	1,459,857	2,386,871
223,582	BABCOCK INTERNATIONAL GROUP PLC	1,644,407	3,746,121
552,245	BAE SYSTEMS PLC	7,446,045	12,758,994
63,683	BERKELEY GROUP HOLDINGS PLC	3,558,793	3,351,253
1,458	BRITISH AMERICAN TOBACCO PLC	83,239	82,818
5,069	BUNZL PLC	39,524	141,848
163,304	BURBERRY GROUP PLC(b)	2,561,517	2,793,394
10,667	CNH INDUSTRIAL N.V.	32,275	98,699
213,379	CNH INDUSTRIAL N.V. (BORSA ITALIANA EXCHANGE)	2,063,460	1,967,354
2,405	COCA-COLA EUROPACIFIC PARTNERS PLC	219,517	218,133
263,205	COMPASS GROUP PLC	2,488,600	8,387,170
50,060	CRANSWICK PLC	3,092,291	3,343,554
415,327	DIAGEO PLC	11,018,847	8,977,036
3,783,022	ELEMENTIS PLC	7,688,984	8,464,880
2,476,825	ESSENTRA PLC	3,527,190	3,225,123
1,609,250	FDM GROUP HOLDINGS PLC	4,764,443	2,906,713
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
United Kingdom (Cont'd):
55,420	GENUS PLC	$1,598,767	1,938,553
76,081	HSBC HOLDINGS PLC	641,481	1,203,772
25,000	INFORMA PLC	150,330	297,897
1,567	INTERTEK GROUP PLC	73,290	97,712
24,357,010	IQE PLC(b)	3,950,067	1,641,602
216,546	J SAINSBURY PLC	440,212	948,653
1,165,670	KINGFISHER PLC	3,401,950	4,913,346
6,030	LONDON STOCK EXCHANGE GROUP PLC	69,795	727,631
343,239	LSL PROPERTY SERVICES PLC	1,183,726	1,216,820
3,060,351	M&C SAATCHI PLC	7,011,363	5,404,013
9,085	M&G PLC	16,194	35,073
373,527	MELROSE INDUSTRIES PLC	2,690,294	2,962,569
30,507	NATIONAL GRID PLC	382,627	469,407
1	NATWEST GROUP PLC	-	9
2,141	NEXT PLC	36,699	394,799
379,655	PEARSON PLC	4,588,074	5,373,438
771,479	PETS AT HOME GROUP PLC	2,355,805	2,059,032
8,289	RECKITT BENCKISER GROUP PLC	303,157	670,613
9,953	RELX PLC	68,808	405,644
146,401	RELX PLC (LONDON EXCHANGE)	1,656,364	5,959,706
106,915	RENTOKIL INITIAL PLC	499,360	644,920
1,153,194	ROLLS-ROYCE HOLDINGS PLC	7,429,247	17,876,152
2,617,131	SABRE INSURANCE GROUP PLC(c)	4,336,098	4,586,091
24,928	SAGE GROUP (THE) PLC	108,477	363,906
16,135	SEGRO PLC	67,053	156,681
4,954	SEVERN TRENT PLC	76,220	186,242
276,698	SHAWBROOK GROUP PLC(b)(c)	1,771,043	1,812,659
19,012	SHELL PLC	646,103	702,186
7,350	SHELL PLC ADR(e)	389,109	540,078
147,096	ST. JAMES'S PLACE PLC	1,577,853	2,745,160
108,800	STANDARD CHARTERED PLC	699,097	2,672,090
198,394	TRUSTPILOT GROUP PLC(b)(c)	559,222	439,647
200,780	UNILEVER PLC	11,133,338	13,151,820
8,137	UNITED UTILITIES GROUP PLC	56,989	130,961
2,756	WHITBREAD PLC	54,937	94,731
23,163	WILLIS TOWERS WATSON PLC	5,235,355	7,611,362
		145,555,805	191,293,177	16.30%
United States:
215,850	ARCH CAPITAL GROUP LTD.(b)	7,914,544	20,704,332
37,976	AXALTA COATING SYSTEMS LTD.(b)	1,212,669	1,227,005
259,167	COUPANG, INC.(b)	4,910,484	6,113,749
24,903	FERGUSON ENTERPRISES, INC.	6,189,685	5,544,155
77,430	LIFE360, INC. - CDI(b)(c)	997,935	1,732,593
10,913	LINDE PLC	3,620,380	4,653,194
312,700	LUXFER HOLDINGS PLC	4,411,130	4,230,831
64,516	PHILIP MORRIS INTERNATIONAL, INC.	10,893,117	10,348,366
1,781	RB GLOBAL, INC.	188,704	183,362
28,816	SEAGATE TECHNOLOGY HOLDINGS PLC	5,453,328	7,935,638
90,851	SENSATA TECHNOLOGIES HOLDING PLC	4,200,397	3,024,430
2,110	SUNOCOCORP LLC(b)	107,610	103,981
		50,099,983	65,801,636	5.61%
Uruguay:
2,765	MERCADOLIBRE, INC.(b)	3,538,249	5,569,429
		3,538,249	5,569,429	0.47%
	Sub-total Common Stocks:	741,310,557	1,084,926,812	92.42%
Preferred Stocks:
Germany:
1,521	BAYERISCHE MOTOREN WERKE A.G., 4.71%(g)	49,612	163,469
2,308	VOLKSWAGEN A.G., 6.11%(g)	282,706	280,707
		332,318	444,176	0.04%
South Korea:
86,198	SAMSUNG ELECTRONICS CO. LTD., 1.64%(g)	3,409,217	5,289,839
		3,409,217	5,289,839	0.45%
	Sub-total Preferred Stocks:	3,741,535	5,734,015	0.49%
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2025
Shares	Security	Cost	Fair value (a)	Percent of net assets
Rights:
United States:
3,100	KEPPEL REIT(b)(h)	$-	36
		-	36	0.00%
	Sub-total Rights:	-	36	0.00%
Warrants:
Canada:
307	CONSTELLATION SOFTWARE, INC.(b)(f)	-	-
		-	-	0.00%
	Sub-total Warrants:	-	-	0.00%
Convertible Bonds:
United Kingdom:
2,053,408	IQE PLC, 14.79%, 3/13/2026(i)	2,575,417	2,664,372
		2,575,417	2,664,372	0.23%
	Sub-total Convertible Bonds:	2,575,417	2,664,372	0.23%
Short-Term Investments:
15,656,683	FIDELITY INVESTMENTS MONEY MARKET GOVERNMENT PORTFOLIO, INSTITUTIONAL SHARES(j)	15,656,683	15,656,683
78,409,502	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, INSTITUTIONAL SHARES, 3.66%(k)	78,409,502	78,409,502
	Sub-total Short-Term Investments:	94,066,185	94,066,185	8.01%
	Total Investments	$841,693,694	1,187,391,420	101.15%

Notes to Schedule of Investments:
(a)	Investments are valued in accordance with procedures described in Note 2 to the financial statements.
(b)	Non-income producing assets.
(c)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Clearwater Investment Trust.

(d)	Security is either wholly or partially on loan.
(e)	Securities are American Depositary Receipts of companies based outside of the United States representing 2.40% of net assets as of December 31, 2025.
(f)	Security has been deemed worthless and is a Level 3 investment.
(g)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(h)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(i)	Zero coupon bond. Yield disclosed as of December 31, 2025.
(j)	Investment relates to cash collateral received from portfolio securities loaned.
(k)
The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2024, the value of the Clearwater International Fund's investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $52,980,892
with net purchases of $25,428,610 during the year ended December 31, 2025.

At December 31, 2025, the Clearwater International Fund’s investments were denominated in the following currencies:
Concentration by Currency	Percent of Long-Term Investments
Euro	26.63%
United States Dollar	16.78
British Pound	16.57
Japanese Yen	9.56
Swiss Franc	8.66
Other currencies	21.80
100.00%
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2025
At December 31, 2025, the Clearwater International Fund had outstanding forward foreign currency exchange contracts as follows:
		Contract Amount
Counterparty	Contract Settlement Date						Receive	Unrealized Appreciation (Depreciation)
Northern Trust	01/28/2026	USD	12,804,059	CNH	90,963,080	$259,084
Northern Trust	01/28/2026	CNH	104,239,453	USD	14,607,393	$(362,360)
						$(103,276)
See accompanying notes to financial statements.

(Continued)

Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(unaudited)
Not applicable.

Proxy Disclosures for Open-End Management Investment Companies
(unaudited)
Not applicable.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
(unaudited)
Under its management contract with each Fund, CMC is responsible for paying directly or reimbursing the Funds for expenses, with certain exceptions. Expenses borne by CMC include trustee and officer compensation. Additional information related to such compensation is available in the Funds’ Statement of Additional Information.

Approval of Investment Management and Subadvisory Agreements
(unaudited)
Clearwater Management Co., Inc. (“CMC”) is responsible for managing the investment programs and strategies for the Core Equity Fund, Select Equity Fund, Tax-Exempt Bond Fund, and International Fund (collectively, the “Funds”). CMC also provides other administrative services to the Funds and these services, as well as its investment management services, are provided to the Funds under an agreement (the “Management Agreement”). CMC conducts due diligence when selecting each subadviser (collectively, the “Subadvisers”) for the Funds and oversees the performance of the Subadvisers. The Subadvisers provide portfolio management and related services for the Funds under individual subadvisory agreements (the “Subadvisory Agreements”).
The Trust’s Board of Trustees (the “Board” or “Trustees”) met periodically throughout the year to address a broad range of agenda items. For example, at each regularly scheduled meeting, the Trustees reviewed information about the investment performance and financial results of the Funds. On an annual basis, the Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), consider the renewal of the Management Agreement and the Subadvisory Agreements. In addition, the Trustees may periodically consider the retention of new subadvisers.
At their meetings on November 6 and December 11, 2025, the Trustees considered the renewal of the Management Agreement and the Subadvisory Agreements for Acadian Asset Management, LLC, AQR Capital Management, LLC, Artisan Partners Limited Partnership (“Artisan Partners”), Cooke & Bieler, L.P., Fiduciary Counselling, Inc. (“FCI”), MacKay Shields LLC, Parametric Portfolio Associates LLC, Rice Hall James & Associates, LLC (“RHJ”), Sit Fixed Income Advisors II, LLC, and WCM Investment Management, LLC.
Prior to the November 6, 2025, meeting, the Trustees requested, received, and reviewed written responses from CMC and the Subadvisers to questions posed to them on behalf of the Trustees and supporting materials relating to those questions and responses. The information presented at the meeting, including comparative performance and expense data, was designed to assist the Trustees in making their determination as to the renewal of the Management Agreement and Subadvisory Agreements. At this meeting, counsel to the Funds and Trustees reviewed with the Trustees the various factors relevant to their consideration of the Agreements, and the Trustees’ responsibilities related to their review.
At the November 6 and December 11, 2025, meetings, the Trustees considered a number of factors, including those discussed below, that they believed to be relevant. No single factor determined whether or not an agreement would be approved but rather the totality of factors considered was determinative. Following an analysis and discussion of the factors described below, the Trustees, including all of the Independent Trustees, unanimously approved the renewal of the Management Agreement and the Subadvisory Agreements.
Nature, Extent, and Quality of Services Provided
The Trustees considered information presented as to the nature, extent, and quality of services provided by CMC and the Subadvisers, as well as their investment expertise, resources, and capabilities. The Trustees considered the quality of the Subadvisers previously recommended by CMC, as well as the ongoing work performed by CMC to recommend enhancements to individual fund management. The Trustees reviewed information regarding the financial condition of CMC and the Subadvisers related to their ongoing ability to provide services specified under the Management Agreement and Subadvisory Agreements. The Trustees considered that FCI provides, in addition to investment management services, certain services related to due diligence, performance reporting, compliance, and other administrative functions that support the investment management services and Subadviser oversight services provided by CMC.

Based on their analysis of the data presented, the Trustees concluded that they were generally satisfied with the nature and quality of the services being provided under the Agreements.
Investment Performance
The Trustees reviewed specific information as to the investment performance of the Funds over various periods of time as compared to the performance of their respective benchmark indices and peer groups. On a quarterly basis, the Trustees reviewed reports summarizing the net assets, redemptions, and purchases of shares of the Funds, as well as information regarding the performance of each Subadviser compared to the benchmark against which its particular portfolio is measured.
The Trustees made certain observations and findings as to each Fund’s performance as set forth below.
Core Equity Fund. The Trustees noted that the Fund had outperformed its benchmark, the Russell 1000 Index, for the 1-, 3-, and 5-year periods ended September 30, 2025, and underperformed its benchmark for the 10-year period ended September 30, 2025.
Select Equity Fund. The Trustees noted that the Fund had outperformed its benchmark, the Russell 2000 Index, for the 3-year period ended September 30, 2025, and underperformed its benchmark for the 1-, 5-, and 10-year periods ended September 30, 2025. The Trustees considered recent and upcoming Subadviser changes for the Fund, including the Subadviser terminations approved at the December 11, 2025, meeting.
Tax-Exempt Bond Fund. The Trustees noted that the Fund had outperformed its benchmark, the Bloomberg Municipal Bond 5 Year (4-6) Index, for the 3-, 5-, and 10-year periods ended September 30, 2025, and underperformed its benchmark for the 1-year period ended September 30, 2025.
International Fund. The Trustees noted that the Fund had outperformed its benchmark, the MSCI World Ex U.S.A. Index - Net Dividends, for the 10-year period ended September 30, 2025, and underperformed its benchmark for the 1-, 3-, and 5-year periods ended September 30, 2025.
The Trustees noted that the performance of each Fund was in the range of the performance of peer funds presented for comparison for the 3-, 5-, and 10-year periods ended September 30, 2025.
The Trustees concluded that they were generally satisfied with CMC’s and the Subadvisers’ investment performance to date.
Comparative Fees and Cost of Services Provided
The Trustees reviewed the fees paid to CMC and the Subadvisers. The Trustees reviewed reports describing both the management fees charged by CMC and the total expense ratios of the Funds in comparison to those of similarly situated funds. In addition, on a quarterly basis, the Trustees reviewed information as to the expense ratios of the Funds compared to the median expense ratio of a peer group of funds with comparable investment strategies. The Trustees also reviewed information provided by each of the Subadvisers, including comparative fee information detailing the fees they charge to other clients, as applicable.

The Trustees noted the ongoing efforts of CMC to reduce expenses charged to shareholders through oversight of service providers and by voluntarily waiving a portion of the management fee payable to CMC as specified in the Funds’ prospectus. In this regard, the Board considered that, effective July 1, 2025, CMC has voluntarily agreed to waive (i) the management fee for the Core Equity Fund from the contractual fee of 0.90% to 0.21% and (ii) the management fee for the Tax-Exempt Bond Fund from the contractual fee of 0.60% to 0.28%; and, effective January 1, 2026, CMC has voluntarily agreed to waive a portion of (i) the management fee for the Select Equity Fund from the contractual fee of 1.35% to 0.80% and (ii) the management fee for the International Fund from the contractual fee of 1.00% to 0.76%.
With respect to the Core Equity Fund and Tax-Exempt Bond Fund, the Trustees noted that each Fund’s expense ratio, after management fee waiver, was lower than those of the peer funds and the Morningstar category median and average presented for comparison. The Trustees noted that the International Fund’s expense ratio, after management fee waiver, was lower than that of the Morningstar category median and average and almost all of the peer funds presented for comparison. The Trustees noted that the Select Equity Fund’s expense ratio, after management fee waiver, was lower than that of the Morningstar category average, in line with the Morningstar category median, and lower than almost all of the peer funds presented for comparison.  The Trustees further noted that, assuming the post-waiver expense ratio to take effect January 1, 2026, the Fund’s expense ratio would be lower than that of the Morningstar category median.
The Trustees approved an amendment to the subadvisory agreement among CMC, RHJ and the Trust, on behalf of the Select Equity Fund, to add a breakpoint to the fee rate payable thereunder.  The Trustees noted that CMC passes through the benefit of subadvisory fee reductions to the Funds through its voluntary fee waiver arrangements.
Management Profitability
The Trustees reviewed CMC’s level of profitability with respect to the Funds, particularly noting CMC’s payment of fees and expenses typically absorbed by mutual fund shareholders. The Trustees concluded that profitability levels for CMC were reasonable. The Trustees considered that the Subadvisers are each independent firms and the subadvisory fees charged are the result of arm’s length bargaining between them and CMC.
Economies of Scale
The Trustees considered whether economies of scale might be realized by CMC as the Funds’ assets grow and whether there also might be benefits from such growth for the Funds’ shareholders. The Trustees noted that the Funds have been in operation for a number of years and, based on their distribution strategy, the Funds will probably not see significant increases in size. However, the Trustees determined that they would continue to monitor the assets of the Funds and consider whether there were additional opportunities to realize benefits from economies of scale for shareholders in the future.
Conclusion
Based on the factors described above, the Trustees, including all of the Independent Trustees, concluded that the investment management fees and subadvisory fees were fair and reasonable in view of the investment performance and quality of services provided. In reaching this conclusion, no single factor was considered determinative.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Included as part of the Financial Statements under Item 7 of this Form N-CSR.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Included as part of the Financial Statements under Item 7 of this Form N-CSR.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included as part of the Financial Statements under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the Financial Statements under Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 16. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective based on the principal executive officer and principal financial officer’s evaluation of these controls and procedures, as required by Rule 30a-3(b) under the 1940 Act, as of a date within 90 days of the filing date of this document.

(b) There have been no significant changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) The Code of Ethics of the Registrant are required pursuant to Item 2 of this Form N-CSR is filed herewith.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the 1940 Act is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
President (Principal Executive Officer) and
Treasurer (Principal Financial Officer)

Date: March 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
President (Principal Executive Officer)

Date: March 5, 2026

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
Treasurer (Principal Financial Officer)

Date: March 5, 2026